VARIABLE ANNUITY CONTRACT PROSPECTUS
FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACT
SINGLE PAYMENT VARIABLE ANNUITY CONTRACT
OF MINNESOTA MUTUAL'S VARIABLE ANNUITY ACCOUNT

COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS
FOR PERSONAL RETIREMENT PLANS

The individual variable annuity contracts offered by this Prospectus are designed for use in connection with personal retirement plans, some of which may qualify for federal income tax advantages available under sections 401, 403, 408, 408A, or 457 of the Internal Revenue Code. They may also be used apart from a qualified plan. Two different contracts are offered: (1) a Flexible Payment Variable Annuity Contract (no minimum initial purchase payment), and (2) a Single Payment Variable Annuity Contract (minimum initial purchase payment of $5,000 and may not exceed $250,000, except with our consent).

  The owner of a contract may elect to have contract values accumulated on a completely variable basis, on a completely fixed basis (as part of Minnesota Mutual's General Account and in which the safety of principal and interest are guaranteed) or on a combination fixed and variable basis. To the extent that contract values are accumulated on a variable basis, they will be a part of the Variable Annuity Account. The Variable Annuity Account invests its assets in shares of Advantus Series Fund, Inc. and Class 2 of the Templeton Developing Markets Fund (the "Funds"). The variable accumulation value of the contract and the amount of each variable annuity payment will vary in accordance with the performance of the Portfolio or Portfolios of the Funds selected by the contract owner. The contract owner bears the entire investment risk for any amounts allocated to the Portfolios of the Fund.

  This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Variable Annuity Account, and it should be read and kept for future reference. A Statement of Additional Information, bearing the same date, which contains further contract information, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (612) 665-3500, after September 1, 1998, (651) 665-3500, or by writing Minnesota Mutual at its principal office at Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098. A Table of Contents for the Statement of Additional Information appears in this Prospectus on page 34.

This Prospectus is not valid unless attached to a current prospectus of Advantus Series Fund, Inc. and the Templeton Developing Markets Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

LOGO
The Minnesota Mutual Life Insurance Company
400 Robert Street North
St. Paul, MN 55101-2098
Ph 612/665-3500
http://www.minnesotamutual.com

The date of this document and the Statement of Additional Information is: May 1, 1998

TABLE OF CONTENTS

                                                                                      Page
Special Terms.....................................................................          3

Questions and Answers About the Variable Annuity Contracts........................          4

Expense Table.....................................................................          9

Condensed Financial Information...................................................         13

Performance Data..................................................................         15

General Descriptions
    The Minnesota Mutual Life Insurance Company...................................         16
    Variable Annuity Account......................................................         16
    Advantus Series Fund, Inc.....................................................         16
    Templeton Variable Products Series Fund.......................................         17
    Additions, Deletions or Substitutions.........................................         17

Contract Charges
    Sales Charges.................................................................         18
    Mortality and Expense Risk Charges............................................         19

Exchange Offer....................................................................         19

Voting Rights.....................................................................         20

Description of the Contracts
    General Provisions............................................................         21
    Annuity Payments and Options..................................................         22
    Death Benefits................................................................         25
    Purchase Payments, Value of the Contract and Transfers........................         26
    Redemptions...................................................................         28

Federal Tax Status................................................................         29

Restrictions Under the Texas Optional Retirement Program..........................         34

Year 2000 Computer Problem........................................................         34

Statement of Additional Information...............................................         34

Appendix A--Illustration of Variable Annuity Values...............................         35

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: an accounting device used to determine the value of a contract before annuity payments begin.

ACCUMULATION VALUE: the sum of your values under a contract in the General Account and in the Variable Annuity Account.

ANNUITANT: the person who may receive lifetime benefits under the contract.

ANNUITY: a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain.

ANNUITY UNIT: an accounting device used to determine the amount of annuity payments.

CODE: the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER: the owner of the contract, which could be the annuitant, his employer, or a trustee acting on behalf of the employer.

CONTRACT YEAR: a period of one year beginning with the contract date or a contract anniversary.

FIXED  ANNUITY:  an  annuity  providing  for  payments  of  guaranteed   amounts
throughout the payment period.

FUND: the mutual fund or separate investment portfolio within a series mutual fund which we have designated as an eligible investment for the Variable Annuity Account, namely, Advantus Series Fund, Inc. and its Portfolios and Class 2 of the Templeton Developing Markets Fund.

GENERAL ACCOUNT: all of our assets other than those in the Variable Annuity Account or in other separate accounts established by us.

PLAN: a tax-qualified employer pension, profit-sharing, or annuity purchase plan under which benefits are to be provided by the variable annuity contracts described herein.

PURCHASE PAYMENTS: amounts paid to us under a contract.

VALUATION DATE: each date on which a Fund Portfolio is valued.

VARIABLE ANNUITY ACCOUNT: a separate investment account called the Minnesota Mutual Variable Annuity Account, where the investment experience of its assets is kept separate from our other assets.

VARIABLE ANNUITY: an annuity providing for payments varying in amount in accordance with the investment experience of the Fund.

WE, OUR, US: The Minnesota Mutual Life Insurance Company.

YOU, YOUR: the Contract Owner.

QUESTIONS AND ANSWERS ABOUT THE VARIABLE ANNUITY CONTRACTS

WHAT IS AN ANNUITY?
An annuity is a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain. An annuity with payments which are guaranteed as to amount during the payment period is a fixed annuity. An annuity with payments which vary during the payment period in accordance with the investment experience of a separate account is called a variable annuity.

WHAT ARE THE CONTRACTS OFFERED BY THIS PROSPECTUS?
The contracts are combined fixed and variable annuity contracts issued by us which provide for monthly annuity payments. These payments may begin immediately or at a future date elected by you. Purchase payments received by us under a contract are allocated either to our General Account or Variable Annuity Account, as specified by you. In the General Account, your purchase payments receive interest and principal guarantees; in the Variable Annuity Account, your purchase payments are invested in each Fund, and receive no interest or principal guarantees.
  This Prospectus describes only the variable aspects of the contracts, except where fixed aspects are specifically mentioned. Please look to the language of the contracts for a description of the fixed portion of the contracts. For more information on the contracts, see the heading "Description of the Contracts" in this Prospectus.

WHAT TYPES OF VARIABLE ANNUITY CONTRACTS ARE AVAILABLE?
We offer two types of contracts. They are the single payment variable annuity contract and the flexible payment variable annuity contract.

WHAT INVESTMENT OPTIONS ARE AVAILABLE FOR THE VARIABLE ANNUITY ACCOUNT?
Purchase payments allocated to the Variable Annuity Account may be invested in shares of each Fund. Each Fund is a mutual fund of the series type, which means that it has several different portfolios which it offers for investment. Shares of the Fund will be made available at net asset value to the Variable Annuity Account to fund the variable annuity contracts. The Fund is also required to redeem its shares at net asset value at our request. We reserve the right to add, combine or remove other eligible funds.
  The investment objectives and certain policies of the Portfolios of the Advantus Series Fund are as follows:
      The Growth Portfolio seeks the long-term accumulation of capital. Current income, while a factor in portfolio selection, is a secondary objective. The Growth Portfolio will invest primarily in common stocks and other equity securities. Common stocks are more volatile than debt securities and involve greater investment risk.
      The Bond Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. The Bond Portfolio will invest primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.
      The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities not exceeding one year. The return produced by these securities will reflect fluctuation in short-term interest rates.
      AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
      The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. The Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.
      The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. In pursuit of this objective, the Mortgage Securities Portfolio will follow a policy of investment primarily in mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely with the rise and fall of the general level of interest rates.
      The Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index affords no assurance against declines in the price or yield performance of that stock.
      The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.
      The International Stock Portfolio seeks long-term capital growth. In pursuit of this objective, the International Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth. The Portfolio is designed for persons seeking international diversification. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.
      The Small Company Portfolio seeks long-term accumulation of capital. In pursuit of this objective, the Small Company Portfolio will follow a policy of investing primarily in common or preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Small companies will typically have a market capitalization of less than $1.5 billion or annual gross revenues of less than $1.5 billion.
      The Maturing Government Bond Portfolios seek to provide as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date. In pursuit of this objective, each of the four Maturing Government Bond Portfolios seek to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future through investment in a portfolio composed primarily of zero coupon securities. These are securities that pay no cash income and are sold at a discount from their par value at maturity. The current target dates for the maturities of these Portfolios are 1998, 2002, 2006 and 2010, respectively. On maturity the Portfolio will be converted to cash and reinvested at the direction of the contract owner. In the absence of instructions, liquidation proceeds will be allocated to the Money Market Portfolio.
      The Value Stock Portfolio seeks the long-term accumulation of capital. In pursuit of this objective, the Value Stock Portfolio will follow a policy of investing primarily in the equity securities of companies which, in the opinion of the adviser, have market values which appear low relative to their underlying value or future earnings and growth potential. As it is anticipated that the Portfolio will consist in large part of dividend-paying common stocks, the production of income will be a secondary objective of the Portfolio.
      The Small Company Value Portfolio seeks the long-term accumulation of capital. The Portfolio will follow a policy of investing primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values which are low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio.
      The Global Bond Portfolio formerly the International Bond Portfolio prior to May 1, 1998, seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in a managed portfolio of non-U.S. dollar debt securities issued by foreign governments, companies and supranational entities.
      The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 Mid Cap Index. The Portfolio pursues its investment objective by investing primarily in the 400 common stocks that comprise the Index, issued by medium-sized domestic companies with market capitalizations that generally range from $200 million to $5 billion. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio.
      The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and a price to book ratio that reflects a value orientation. The Portfolio seeks to enhance its total return relative to that of a universe of large-sized U.S. companies.
      The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues its objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million.
      The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. The Portfolio seeks to provide a yield in excess of the yield of the Standard & Poor's Corporation 500 Composite Stock Price Index.
  In addition to the investments in the Advantus Series Fund, the Variable Annuity Account invests in Class 2 shares of the Templeton Developing Markets Fund, a diversified portfolio with two classes of shares of the Templeton Variable Products Series Fund, a mutual fund of the series type.
  The investment objectives and certain policies of the Templeton Developing Markets Fund available under the contract are as follows:
      The Templeton Developing Markets Fund seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of issuers in countries having developing markets. Countries generally considered to have developing markets are all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World
    Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing.
  There is no assurance that any Fund will meet its objectives. Additional information concerning the investment objectives and policies of the Portfolios can be found in the current prospectus for each Fund, which is attached to this Prospectus. A person should carefully read the Fund's prospectus before investing in the contract.

CAN YOU CHANGE THE PORTFOLIO SELECTED?
Yes. You may change your allocation of future purchase payments by giving us written notice or a telephone call notifying us of the change. And before annuity payments begin, you may transfer all or a part of your accumulation value from one Portfolio to another or among the Portfolios. After annuity payments begin, transfers may be made with respect to variable annuity payments and, subject to some restrictions, amounts held as annuity reserves may be transferred among the variable annuity sub-accounts and the Funds. Annuity reserves may be transferred only from a variable annuity to a fixed annuity during the annuity period.

6
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WHAT CHARGES ARE ASSOCIATED WITH THE CONTRACTS?
We deduct from the net asset value of the Variable Annuity Account an amount, computed daily, equal to an annual rate of 1.25% for mortality and expense risk guarantees. This total represents a charge of .80% for our assumption of mortality risks and .45% for our assumption of expense risks. We reserve the right to increase the charge for the assumption of expense risks to not more than .60%. If this charge is increased to this maximum amount, then the total of the mortality risk and expense risk charge would be 1.40% on an annual rate.
  In addition, Advantus Capital Management, Inc., ("Advantus Capital") one of our subsidiaries, acts as the investment adviser to the Advantus Series Fund, Inc. and deducts from the net asset value of each Portfolio of the Fund a fee for its services which are provided under an investment advisory agreement. The investment advisory agreements with Advantus Capital provide that the fee shall be computed at the annual rate which may not exceed .4% of the Index 500 and Index 400 Mid-Cap Portfolios, .75% of the Capital Appreciation, Value Stock, Small Company Value, Small Company and the Real Estate Securities Portfolios, 1.0% of the International Stock Portfolio .6% of the Global Bond Portfolio, .7% of the Macro-Cap Value Portfolio, 1.1% of the Micro-Cap Growth Portfolio, .25% for each Maturing Government Bond Portfolio and .5% of each of the remaining Portfolio's average daily net assets.
  The Funds are subject to certain expenses that may be incurred with respect to their operations and those expenses are allocated among the Portfolios. For more information, see the prospectuses of each Fund, which are attached to this Prospectus. The Templeton Developing Markets Fund pays its investment adviser management fees at an annual rate of 1.25% of the Fund's average daily net assets and pays other operating expenses which will vary every year but, for the most recent fiscal year, were 0.33% of its average daily net assets. In addition, Class 2 of the Templeton Developing Markets Fund has a rule 12b-1 plan and may pay up to 0.25% annually of the average daily net assets for distribution. For more information, see the Fund's prospectus.
  In addition, a deferred sales charge may apply. Deductions for any applicable premium taxes may also be made (currently such taxes range from 0.0% to 3.5%) depending upon applicable law.
  For more information on charges, see the heading "Contract Charges" in this Prospectus. The deferred sales charge is discussed below.

WHAT IS THE DEFERRED SALES CHARGE?
We deduct a deferred sales charge on contract withdrawals, surrenders and some annuity elections during the first ten contract years for expenses relating to the sale of the contracts. The amount of any deferred sales charge is deducted from the accumulation value.
  Under the flexible payment variable annuity contract, the amount of deferred sales charge, as a percentage of the amount surrendered, withdrawn or applied to provide an annuity, decreases uniformly during the first ten contract years from an initial charge of 9% to no charge after ten contract years.
  Under the single payment variable annuity contract, the amount of the deferred sales charge, as a percentage of the amount surrendered, withdrawn or applied to provide an annuity, decreases uniformly during the first ten contract years from an initial charge of 6% to no charge after ten contract years.
  The deferred sales charge is not applicable to some partial withdrawals from the contracts. Also, there is no deferred sales charge on amounts paid in the event of the death of the owner and the accumulation value is applied to provide annuity payments under an option where benefits are expected to continue for a period of at least five years. For more information on this charge, see the heading "Sales Charges" in this Prospectus.

CAN YOU MAKE PARTIAL WITHDRAWALS FROM THE CONTRACT?
Yes. You may make withdrawals of the accumulation value of your contract before an annuity begins. Partial withdrawals must be pursuant to your written request.
  Partial withdrawals are generally subject to the deferred sales charge. However, if withdrawals during the first calendar year are equal to or less than 10% of the purchase payments made during the first calendar year and, if in subsequent calendar years they are equal to or less than 10% of the accumulation value at the end of the previous calendar year, the deferred sales charge will not apply to those partial withdrawals. The deferred sales charge described above will apply to all withdrawal amounts which exceed 10% of that accumulation value in any calendar year. In addition, a penalty tax may be assessed upon withdrawals from variable annuity contracts in certain circumstances. For more information, see the heading "Federal Tax Status" in this Prospectus.

DO YOU HAVE A RIGHT TO CANCEL THE CONTRACT?
Yes. You may cancel the contract any time within ten days of your receipt of the contract by returning it to us or your agent. In some states, such as California, the free look period may be extended. In California, the free look period is extended to thirty days' time. These rights are subject to change and may vary among the states.

IS THERE A GUARANTEED DEATH BENEFIT?
Yes. The single payment variable annuity contract has a guaranteed death benefit if you die before annuity payments have started. The death benefit shall be equal to the greater of: (1) the amount of the accumulation value payable at death; or (2) the amount of the total purchase payment paid to us during the first year as consideration for this contract, less all contract withdrawals. As a matter of company practice, we use this method except that total purchase payment will include all contributions, even those made after 12 months, to determine the death benefit for all contracts offered by this Prospectus.

WHAT ANNUITY OPTIONS ARE AVAILABLE?
The contracts specify several annuity options. Each annuity option may be elected on either a variable annuity or fixed annuity or a combination of the two. Other annuity options may be available from us on request. The specified annuity options are a life annuity; a life annuity with a period certain of either 120 months, 180 months or 240 months; a joint and last survivor annuity and a period certain annuity.

WHAT IF THE OWNER DIES?
If you die before payments begin, we will pay the accumulation value of the contract as a death benefit to the named beneficiary. If the annuitant dies after annuity payments have begun, we will pay whatever death benefit may be called for by the terms of the annuity option selected.
  If the owner of this contract is other than a natural person, such as a trust or other similar entity, we will pay a death benefit of the accumulation value to the named beneficiary on the death of the annuitant, if death occurs prior to the date for annuity payments to begin.

WHAT VOTING RIGHTS DO YOU HAVE?
Contract owners and annuitants will be able to direct us as to how to vote shares of the underlying Fund held for their contracts where shareholder approval is required by law in the affairs of the Funds.

EXPENSE TABLE
The tables shown below are to assist a contract owner in understanding the costs and expenses that a contract will bear directly or indirectly. For more information on contract costs and expenses, see the Prospectus heading "Contract Charges" and the information immediately following. The table does not reflect deductions for any applicable premium taxes which may be made from each purchase payment depending upon the applicable law. Surrender amounts in years shown reflect the contract owner's ability to withdraw an amount equal to ten percent of the accumulation value at the end of the previous calendar year without the imposition of the deferred sales charge. The tables show the expenses of each Fund after expense reimbursement.
  The following contract expense information is intended to illustrate the expenses of the MultiOption Annuity variable annuity contracts. All expenses shown are rounded to the nearest dollar. The information contained in the tables must be considered with the narrative information which immediately follows them in this heading.

CONTRACT OWNER TRANSACTION EXPENSES
SINGLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

    Deferred Sales Load (as a percentage of amount                          6%
      surrendered)...............................................  decreasing uniformly by .05% for each of
                                                                   the first 120 months
                                                                    from the contract
                                                                           date
    SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average account value)
    Mortality and Expense Risk Fees..............................         1.25%
                                                                          -----
        Total Separate Account Annual Expenses...................         1.25%
                                                                          -----
                                                                          -----

FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

    Deferred Sales Load (as a percentage of amount                          9%
      surrendered)...............................................  decreasing uniformly by .075% for each of
                                                                   the first 120 months
                                                                    from the contract
                                                                           date
    SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average account value)
    Mortality and Expense Risk Fees..............................         1.25%
                                                                          -----
        Total Separate Account Annual Expenses...................         1.25%
                                                                          -----
                                                                          -----

FUND ANNUAL EXPENSES

(As a percentage of average net assets for the described Advantus Series Fund, Inc. Portfolios and the Templeton Variable Product Series.)

                                                                       OTHER                              TOTAL FUND
                                                                     EXPENSES                           ANNUAL EXPENSES
                                             INVESTMENT           (AFTER EXPENSE      DISTRIBUTION      (AFTER EXPENSE
                                           MANAGEMENT FEES        REIMBURSEMENTS)       EXPENSES        REIMBURSEMENTS
                                        ---------------------  ---------------------  -------------  ---------------------
Advantus Series Fund, Inc.:
  Growth Portfolio....................            0.50%                  0.05%             --                  0.55%
  Bond Portfolio......................            0.50%                  0.07%             --                  0.57%
  Money Market Portfolio..............            0.50%                  0.09%             --                  0.59%
  Asset Allocation Portfolio..........            0.50%                  0.05%             --                  0.55%
  Mortgage Securities Portfolio.......            0.50%                  0.09%             --                  0.59%
  Index 500 Portfolio.................            0.40%                  0.05%             --                  0.45%
  Capital Appreciation Portfolio......            0.75%                  0.05%             --                  0.80%
  International Stock Portfolio.......            0.71%                  0.26%             --                  0.97%
  Small Company Portfolio.............            0.75%                  0.07%             --                  0.82%
  Maturing Government Bond 1998
    Portfolio (1).....................            0.25%                  0.15%             --                  0.40%
  Maturing Government Bond 2002
    Portfolio (1).....................            0.25%                  0.15%             --                  0.40%
  Maturing Government Bond 2006
    Portfolio (1).....................            0.25%                  0.15%             --                  0.40%
  Maturing Government Bond 2010
    Portfolio (1).....................            0.25%                  0.15%             --                  0.40%
  Value Stock Portfolio...............            0.75%                  0.05%             --                  0.80%
  Small Company Value Portfolio (1)...            0.75%                  0.15%             --                  0.90%
  Global Bond Portfolio...............            0.60%                  1.00%             --                  1.60%
  Index 400 Mid-Cap Portfolio (1).....            0.40%                  0.15%             --                  0.55%
  Macro-Cap Value Portfolio (1).......            0.70%                  0.15%             --                  0.85%
  Micro-Cap Growth Portfolio (1)......            1.10%                  0.15%             --                  1.25%
  Real Estate Securities Portfolio
    (2)...............................            0.75%                  0.15%             --                  0.90%
Templeton Variable Products Series:
  Developing Markets Fund Class 2.....            1.25%                  0.33%(3)         0.25%                1.83%

(1) Minnesota Mutual voluntarily absorbed certain expenses of the Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value and Micro-Cap Growth Portfolios for the period ended December 31, 1997. If these portfolios had been charged for expenses, the ratio of expenses to average daily net assets would have been .74%, 1.14%, 1.50%, 1.85%, 1.78%, 1.70%, 3.13% and 2.03%, respectively. It is
    Minnesota Mutual's present intention to waive other fund expenses during the current fiscal year which exceed, as a percentage of average daily net assets, .15%. Minnesota Mutual also reserves the option to reduce the level of other expenses which it will voluntarily absorb.
(2) Because the Portfolio will be available on May 1, 1998, the figure for other expenses has been based on estimated expenses for the current year. Minnesota Mutual has voluntarily agreed to absorb or waive other expenses which exceed, as a percentage of daily net assets, .15%. If the Portfolio was to be charged for these expenses, it is estimated that the ratio of total expenses to average daily net assets would be 1.78%. Minnesota Mutual also reserves the option to reduce the level of other expenses which it will voluntarily absorb.
(3) Developing Markets Fund Class 2 has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. Because Class 2 shares were not offered until May 1, 1997, figures (other than "Distribution Expenses") are estimates for 1998 based on the historical expenses of the Fund's Class 1 shares for the fiscal year ended December 31, 1997.

CONTRACT OWNER EXPENSE EXAMPLE
SINGLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                               IF YOU SURRENDERED YOUR
                                                               CONTRACT AT THE END OF
                                                             THE APPLICABLE TIME PERIOD
                                                    ---------------------------------------------
                                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                    ---------   ---------   ---------   ---------
Growth Portfolio..................................  $     68    $     98    $    129    $    212
Bond Portfolio....................................  $     69    $     99    $    130    $    214
Money Market Portfolio............................  $     69    $     99    $    131    $    216
Asset Allocation Portfolio........................  $     68    $     98    $    129    $    212
Mortgage Securities Portfolio.....................  $     69    $     99    $    131    $    216
Index 500 Portfolio...............................  $     67    $     95    $    124    $    201
Capital Appreciation Portfolio....................  $     71    $    106    $    142    $    238
International Stock Portfolio.....................  $     72    $    110    $    150    $    255
Small Company Portfolio...........................  $     71    $    106    $    143    $    240
Maturing Government Bond 1998 Portfolio...........  $     67    $     94    $    122    $    195
Maturing Government Bond 2002 Portfolio...........  $     67    $     94    $    122    $    195
Maturing Government Bond 2006 Portfolio...........  $     67    $     94    $    122    $    195
Maturing Government Bond 2010 Portfolio...........  $     67    $     94    $    122    $    195
Value Stock Portfolio.............................  $     71    $    106    $    142    $    238
Small Company Value Portfolio.....................  $     72    $    108    $    146    $    248
Global Bond Portfolio.............................  $     78    $    129    $    180    $    318
Index 400 Mid-Cap Portfolio.......................  $     68    $     98    $    129    $    212
Macro-Cap Value Portfolio.........................  $     71    $    107    $    144    $    243
Micro-Cap Growth Portfolio........................  $     75    $    119    $    164    $    284
Real Estate Securities Portfolio..................  $     72    $    108         n/a         n/a
Templeton Developing Markets Portfolio Class 2....  $     81    $    135    $    191    $    339

                                                         IF YOU ANNUITIZE AT THE END OF THE
                                                          APPLICABLE TIME PERIOD OR YOU DO
                                                             NOT SURRENDER YOUR CONTRACT
                                                    ---------------------------------------------
                                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                    ---------   ---------   ---------   ---------
Growth Portfolio..................................  $     18    $     57    $     97    $    212
Bond Portfolio....................................  $     18    $     57    $     99    $    214
Money Market Portfolio............................  $     19    $     58    $    100    $    216
Asset Allocation Portfolio........................  $     18    $     57    $     97    $    212
Mortgage Securities Portfolio.....................  $     19    $     58    $    100    $    216
Index 500 Portfolio...............................  $     17    $     54    $     92    $    201
Capital Appreciation Portfolio....................  $     21    $     64    $    110    $    238
International Stock Portfolio.....................  $     23    $     69    $    119    $    255
Small Company Portfolio...........................  $     21    $     65    $    111    $    240
Maturing Government Bond 1998 Portfolio...........  $     17    $     52    $     90    $    195
Maturing Government Bond 2002 Portfolio...........  $     17    $     52    $     90    $    195
Maturing Government Bond 2006 Portfolio...........  $     17    $     52    $     90    $    195
Maturing Government Bond 2010 Portfolio...........  $     17    $     52    $     90    $    195
Value Stock Portfolio.............................  $     21    $     64    $    110    $    238
Small Company Value Portfolio.....................  $     22    $     67    $    115    $    248
Global Bond Portfolio.............................  $     29    $     88    $    150    $    318
Index 400 Mid-Cap Portfolio.......................  $     18    $     57    $     97    $    212
Macro-Cap Value Portfolio.........................  $     21    $     66    $    113    $    243
Micro-Cap Growth Portfolio........................  $     25    $     78    $    133    $    284
Real Estate Securities Portfolio..................  $     22    $     67         n/a         n/a
Templeton Developing Markets Portfolio Class 2....  $     31    $     95    $    162    $    339

*Annuitization for this purpose means the election of an Annuity Option under which benefits are expected to continue for at least five years.

CONTRACT OWNER EXPENSE EXAMPLE
FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

You would pay the following expenses on a 1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                               IF YOU SURRENDERED YOUR
                                                               CONTRACT AT THE END OF
                                                             THE APPLICABLE TIME PERIOD
                                                    ---------------------------------------------
                                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                    ---------   ---------   ---------   ---------
Growth Portfolio..................................  $     94    $    119    $    145    $    212
Bond Portfolio....................................  $     94    $    120    $    146    $    214
Money Market Portfolio............................  $     94    $    120    $    147    $    216
Asset Allocation Portfolio........................  $     94    $    119    $    145    $    212
Mortgage Securities Portfolio.....................  $     94    $    120    $    147    $    216
Index 500 Portfolio...............................  $     93    $    116    $    140    $    201
Capital Appreciation Portfolio....................  $     96    $    126    $    157    $    238
International Stock Portfolio.....................  $     97    $    131    $    165    $    255
Small Company Portfolio...........................  $     96    $    127    $    158    $    240
Maturing Government Bond 1998 Portfolio...........  $     90    $    109    $    130    $    188
Maturing Government Bond 2002 Portfolio...........  $     90    $    109    $    130    $    188
Maturing Government Bond 2006 Portfolio...........  $     92    $    115    $    137    $    195
Maturing Government Bond 2010 Portfolio...........  $     92    $    115    $    137    $    195
Value Stock Portfolio.............................  $     96    $    126    $    157    $    238
Small Company Value Portfolio.....................  $     97    $    129    $    162    $    248
Global Bond Portfolio.............................  $    103    $    149    $    195    $    318
Index 400 Mid-Cap Portfolio.......................  $     94    $    119    $    145    $    212
Macro-Cap Value Portfolio.........................  $     96    $    128    $    160    $    243
Micro-Cap Growth Portfolio........................  $    100    $    139    $    179    $    284
Real Estate Securities Portfolio..................  $     96    $    128         n/a         n/a
Templeton Developing Markets Portfolio Class 2....  $    105    $    155    $    206    $    339

                                                         IF YOU ANNUITIZE AT THE END OF THE
                                                          APPLICABLE TIME PERIOD OR YOU DO
                                                             NOT SURRENDER YOUR CONTRACT
                                                    ---------------------------------------------
                                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                    ---------   ---------   ---------   ---------
Growth Portfolio..................................  $     18    $     57    $     97    $    212
Bond Portfolio....................................  $     18    $     57    $     99    $    214
Money Market Portfolio............................  $     19    $     58    $    100    $    216
Asset Allocation Portfolio........................  $     18    $     57    $     97    $    212
Mortgage Securities Portfolio.....................  $     19    $     58    $    100    $    216
Index 500 Portfolio...............................  $     17    $     54    $     92    $    201
Capital Appreciation Portfolio....................  $     21    $     64    $    110    $    238
International Stock Portfolio.....................  $     23    $     69    $    119    $    255
Small Company Portfolio...........................  $     21    $     65    $    111    $    240
Maturing Government Bond 1998 Portfolio...........  $     17    $     52    $     90    $    195
Maturing Government Bond 2002 Portfolio...........  $     17    $     52    $     90    $    195
Maturing Government Bond 2006 Portfolio...........  $     17    $     52    $     90    $    195
Maturing Government Bond 2010 Portfolio...........  $     17    $     52    $     90    $    195
Value Stock Portfolio.............................  $     21    $     64    $    110    $    238
Small Company Value Portfolio.....................  $     22    $     67    $    115    $    248
Global Bond Portfolio.............................  $     29    $     88    $    150    $    318
Index 400 Mid-Cap Portfolio.......................  $     18    $     57    $     97    $    212
Macro-Cap Value Portfolio.........................  $     21    $     66    $    113    $    243
Micro-Cap Growth Portfolio........................  $     25    $     78    $    133    $    284
Real Estate Securities Portfolio..................  $     22    $     67         n/a         n/a
Templeton Developing Markets Portfolio Class 2....  $     31    $     95    $    162    $    339

*Annuitization for this purpose means the election of an Annuity Option under which benefits are expected to continue for at least five years.

CONDENSED FINANCIAL INFORMATION

The financial statements of Minnesota Mutual Variable Annuity Account and the Consolidated Financial Statements of The Minnesota Mutual Life Insurance Company may be found in the Statement of Additional Information.

  The table below gives per unit information about the financial history of each sub-account from the inception of each to December 31, 1997. This information should be read in conjunction with the financial statements and related notes of Minnesota Mutual Variable Annuity Account included in this prospectus.

                                                                                                                        YEAR ENDED
                                                                                                                         DECEMBER
                                                         YEAR ENDED DECEMBER 31,                                           31,
                       1997         1996         1995         1994         1993        1992        1991        1990        1989
                    -----------  -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------
Growth
  Sub-Account:
  Unit value at
    beginning of
    period........        $3.04        $2.63        $2.14        $2.15       $2.08       $2.01       $1.52       $1.54       $1.23
  Unit value at
    end of
    period........        $4.01        $3.04        $2.63        $2.14       $2.15       $2.08       $2.01       $1.52       $1.54
  Number of units
    outstanding at
    end of
    period........   44,705,247   38,448,452   35,809,340   33,090,790  25,980,318  18,152,996  10,204,896   6,759,950   4,899,370
Bond Sub-Account:
  Unit value at
    beginning of
    period........        $2.19        $2.15        $1.82        $1.93       $1.77       $1.68       $1.45       $1.37       $1.23
  Unit value at
    end of
    period........        $2.37        $2.19        $2.15        $1.82       $1.93       $1.77       $1.68       $1.45       $1.37
  Number of units
    outstanding at
    end of
    period........   43,266,404   36,732,062   28,069,241   23,798,963  18,794,458  11,267,890   6,184,694   5,250,072   3,880,390
Money Market
  Sub-Account:
  Unit value at
    beginning of
    period........        $1.57        $1.52        $1.46        $1.42       $1.40       $1.38       $1.32       $1.24       $1.16
  Unit value at
    end of
    period........        $1.63        $1.57        $1.52        $1.46       $1.42       $1.40       $1.38       $1.32       $1.24
  Number of units
    outstanding at
    end of
    period........   19,804,841   22,929,634   14,809,515   11,720,778   9,783,391   7,414,734   6,618,010   6,183,393   4,053,104
Asset Allocation
  Sub-Account:
  Unit value at
    beginning of
    period........        $2.76        $2.49        $2.01        $2.07       $1.97       $1.86       $1.46       $1.43       $1.20
  Unit value at
    end of
    period........        $3.25        $2.76        $2.49        $2.01       $2.07       $1.97       $1.86       $1.46       $1.43
  Number of units
    outstanding at
    end of
    period........  119,491,402  116,211,650  110,975,477  109,044,286  99,680,197  66,121,882  33,820,537  22,938,615  16,134,930
Mortgage
  Securities
  Sub-Account:
  Unit value at
    beginning of
    period........        $2.01        $1.93        $1.66        $1.74       $1.61       $1.54       $1.34       $1.24       $1.10
  Unit value at
    end of
    period........        $2.17        $2.01        $1.93        $1.66       $1.74       $1.61       $1.54       $1.34       $1.24
  Number of units
    outstanding at
    end of
    period........   34,751,197   32,527,955   31,277,934   31,542,405  33,032,291  20,284,849   9,817,276   8,632,895   6,903,370
Index 500
  Sub-Account:
  Unit value at
    beginning of
    period........        $2.91        $2.43        $1.79        $1.80       $1.66       $1.56       $1.22       $1.29       $1.00
  Unit value at
    end of
    period........        $3.81        $2.91        $2.43        $1.79       $1.80       $1.66       $1.56       $1.22       $1.29
  Number of units
    outstanding at
    end of
    period........   54,579,265   46,097,553   35,272,024   29,639,298  23,455,059  16,294,129  11,254,609  13,788,252  10,567,879
Capital
  Appreciation
  Sub-Account:
  Unit value at
    beginning of
    period........        $2.93        $2.52        $2.08        $2.06       $1.89       $1.82       $1.30       $1.34       $0.98
  Unit value at
    end of
    period........        $3.71        $2.93        $2.52        $2.08       $2.06       $1.89       $1.82       $1.30       $1.34
  Number of units
    outstanding at
    end of
    period........   53,582,481   51,023,999   45,964,468   40,739,415  30,907,396  21,822,440  10,874,168   6,767,806   3,831,974
International
  Stock
  Sub-Account:
  Unit value at
    beginning of
    period........        $1.73        $1.46        $1.30        $1.32       $0.93       $1.00(b)
  Unit value at
    end of
    period........        $1.91        $1.73        $1.46        $1.30       $1.32       $0.93
  Number of units
    outstanding at
    end of
    period........  103,600,602   86,521,264   68,725,183   61,474,893  38,637,487  16,751,564
Small Company
  Sub-Account:
  Unit value at
    beginning of
    period........        $1.67        $1.59        $1.22        $1.16       $1.00(c)
  Unit value at
    end of
    period........        $1.78        $1.67        $1.59        $1.22       $1.16
  Number of units
    outstanding at
    end of
    period........   68,590,765   59,295,273   43,234,716   29,723,609   9,554,322

                       1988        1987        1986
                    ----------  ----------  -----------
Growth
  Sub-Account:
  Unit value at
    beginning of
    period........       $1.08       $1.05        $1.07
  Unit value at
    end of
    period........       $1.23       $1.08        $1.05
  Number of units
    outstanding at
    end of
    period........   3,160,624   2,786,799    1,359,015
Bond Sub-Account:
  Unit value at
    beginning of
    period........       $1.17       $1.16        $1.06
  Unit value at
    end of
    period........       $1.23       $1.17        $1.16
  Number of units
    outstanding at
    end of
    period........   2,588,056   2,045,581    1,827,496
Money Market
  Sub-Account:
  Unit value at
    beginning of
    period........       $1.10       $1.06        $1.01
  Unit value at
    end of
    period........       $1.16       $1.10        $1.06
  Number of units
    outstanding at
    end of
    period........   1,728,357   1,320,469      726,577
Asset Allocation
  Sub-Account:
  Unit value at
    beginning of
    period........       $1.10       $1.09        $1.07
  Unit value at
    end of
    period........       $1.20       $1.10        $1.09
  Number of units
    outstanding at
    end of
    period........  12,633,285  11,334,709    5,796,509
Mortgage
  Securities
  Sub-Account:
  Unit value at
    beginning of
    period........       $1.03       $1.00(a)
  Unit value at
    end of
    period........       $1.10       $1.03
  Number of units
    outstanding at
    end of
    period........   5,611,257   5,103,386
Index 500
  Sub-Account:
  Unit value at
    beginning of
    period........       $0.87       $1.00(a)
  Unit value at
    end of
    period........       $1.00       $0.87
  Number of units
    outstanding at
    end of
    period........   6,238,579   5,527,842
Capital
  Appreciation
  Sub-Account:
  Unit value at
    beginning of
    period........       $0.93       $1.00(a)
  Unit value at
    end of
    period........       $0.98       $0.93
  Number of units
    outstanding at
    end of
    period........   2,038,085   1,363,363
International
  Stock
  Sub-Account:
  Unit value at
    beginning of
    period........
  Unit value at
    end of
    period........
  Number of units
    outstanding at
    end of
    period........
Small Company
  Sub-Account:
  Unit value at
    beginning of
    period........
  Unit value at
    end of
    period........
  Number of units
    outstanding at
    end of
    period........

                                                       1997         1996         1995         1994
                                                    -----------  -----------  -----------  -----------
Maturing Government Bond 1998 Sub-Account:
  Unit value at beginning of period...............        $1.16        $1.12        $0.98        $1.00(d)
  Unit value at end of period.....................        $1.21        $1.16        $1.12        $0.98
  Number of units outstanding at end of period....    3,789,296    3,911,112    3,330,772    2,578,506
Maturing Government Bond 2002 Sub-Account:
  Unit value at beginning of period...............        $1.21        $1.20        $0.97        $1.00(d)
  Unit value at end of period.....................        $1.29        $1.21        $1.20        $0.97
  Number of units outstanding at end of period....    2,938,848    2,935,860    2,417,823    2,528,509
Maturing Government Bond 2006 Sub-Account:
  Unit value at beginning of period...............        $1.25        $1.28        $0.96        $1.00(d)
  Unit value at end of period.....................        $1.39        $1.25        $1.28        $0.96
  Number of units outstanding at end of period....    2,665,421    2,334,109    1,878,731    1,808,705
Maturing Government Bond 2010 Sub-Account:
  Unit value at beginning of period...............        $1.27        $1.33        $0.95        $1.00(d)
  Unit value at end of period.....................        $1.47        $1.27        $1.33        $0.95
  Number of units outstanding at end of period....    2,017,743    2,077,124      924,681      913,358
Value Stock Sub-Account:
  Unit value at beginning of period...............        $1.78        $1.38        $1.05        $1.00(d)
  Unit value at end of period.....................        $2.13        $1.78        $1.38        $1.05
  Number of units outstanding at end of period....   68,251,135   43,796,523   18,744,902    7,178,675
Small Company Value Sub-Account:
  Unit value at beginning of period...............        $1.00(e)
  Unit value at end of period.....................        $1.03
  Number of units outstanding at end of period....    4,822,504
Global Bond Sub-Account:
  Unit value at beginning of period...............        $1.00(e)
  Unit value at end of period.....................        $1.00
  Number of units outstanding at end of period....   25,083,345
Index 400 Mid-Cap Sub-Account:
  Unit value at beginning of period...............        $1.00(e)
  Unit value at end of period.....................        $1.00
  Number of units outstanding at end of period....    5,020,041
Macro-Cap Value Sub-Account:
  Unit value at beginning of period...............        $1.00(f)
  Unit value at end of period.....................        $0.98
  Number of units outstanding at end of period....    5,003,390
Micro-Cap Growth Sub-Account:
  Unit value at beginning of period...............        $1.00(e)
  Unit value at end of period.....................        $0.91
  Number of units outstanding at end of period....    5,019,879
Templeton Developing Markets Sub-Account:
  Unit value at beginning of period...............        $1.00(e)
  Unit value at end of period.....................        $0.69
  Number of units outstanding at end of period....      724,374

(a) The information for the sub-account is shown for the period June 1, 1987 to December 31, 1987. June 1, 1987 was the effective date of the 1933 Act Registration for the sub-account.

(b) The information for the sub-account is shown for the period May 1, 1992 to December 31, 1992. May 1, 1992 was the effective date of the 1933 Act Registration for the sub-account.

(c) The information for the sub-account is shown for the period May 3, 1993 to December 31, 1993. May 3, 1993 was the effective date of the 1933 Act Registration for the sub-account.

(d) The information for the sub-account is shown for the period May 2, 1994 to December 31, 1994. May 2, 1994 was the effective date of the 1933 Act Registration for the sub-account.

(e) The information for the sub-account is shown for the period October 1, 1997 to December 31, 1997. October 1, 1997 was the effective date of the 1933 Act Registration for the sub-account.

(f) The information for the sub-account is shown for the period October 15, 1997 to December 31, 1997. October 15, 1997 was the effective date of the 1933 Act Registration for the Sub-account.

PERFORMANCE DATA

From time to time the Variable Annuity Account may publish advertisements containing performance data relating to its sub-accounts. In the case of the Money Market Sub-Account, the Variable Annuity Account will publish yield or effective yield quotations for a seven-day or other specified period. In the case of the other sub-accounts, performance data will consist of average annual total return quotations for a one-year period and for the period since the sub-account became available pursuant to the Variable Annuity Account's registration statement, and may also include cumulative total return quotations for the period since the sub-account became available pursuant to such registration statement. The Money Market sub-account may also quote such average annual and cumulative total return figures. Performance figures used by the Variable Annuity Account are based on historical information of the sub-accounts for specified periods, and the figures are not intended to suggest that such performance will continue in the future. Performance figures of the Variable Annuity Account will reflect only charges made against the net asset value of the Variable Annuity Account pursuant to the terms of the contracts offered by this Prospectus. The various performance figures used in Variable Annuity Account advertisements relating to the contracts described in this Prospectus are summarized below. More detailed information on the computations is set forth in the Statement of Additional Information.

MONEY MARKET SUB-ACCOUNT YIELD. Yield quotations for the Money Market Sub-Account are based on the income generated by an investment in the sub-account over a specified period, usually seven days. The figures are "annualized," that is, the amount of income generated by the investment during the period is assumed to be generated over a 52-week period and is shown as a percentage of the investment. Effective yield quotations are calculated similarly, but when annualized the income earned by an investment in the sub-account is assumed to be reinvested. Effective yield quotations will be slightly higher than yield quotations because of the compounding effect of this assumed reinvestment. Yield and effective yield figures quoted by the Sub-Account will not reflect the deduction of any applicable deferred sales charges.

TOTAL RETURN FIGURES. Cumulative total return figures may also be quoted for all Sub-Accounts. Cumulative total return is based on a hypothetical $1,000 investment in the Sub-Account at the beginning of the advertised period, and is equal to the percentage change between the $1,000 net asset value of that investment at the beginning of the period and the net asset value of that investment at the end of the period. Cumulative total return figures quoted by the Sub-Account will not reflect the deduction of any applicable deferred sales charges.
  Prior to May 3, 1993, several of the Advantus Sub-Accounts were known by different names. The Growth Sub-Account was the Stock Sub-Account, the Asset Allocation Sub-Account was the Managed Sub-Account, the Index 500 Sub-Account was the Index Sub-Account and the Capital Appreciation Sub-Account was the Aggressive Growth Sub-Account.
  Prior to May 1, 1998, the Global Bond Portfolio was known as the International Bond Portfolio.
  All cumulative total return figures published for Sub-Accounts will be accompanied by average annual total return figures for a one-year period, five-year period and for the period since the Sub-Account became available pursuant to the Variable Annuity Account's registration statement. Average annual total return figures will show for the specified period the average annual rate of return required for an initial investment of $1,000 to equal the surrender value of that investment at the end of the period. The surrender value will reflect the deduction of the deferred sales charge applicable to the contract and to the length of the period advertised. Such average annual total return figures may also be accompanied by average annual total return figures, for the same or other periods, which do not reflect the deduction of any applicable deferred sales charges.

PREDICTABILITY OF  RETURN.        For  each  of  the  Maturing  Government  Bond
Sub-Accounts, Minnesota Mutual will calculate an anticipated growth rate (AGR) on each day that the underlying Portfolio of the Fund is valued. Minnesota Mutual may also calculate an anticipated value at maturity (AVM) on any such day. Daily calculations for each are necessary because (i) the AGR and AVM calculations assume, among other things, an expense ratio and portfolio composition that remains unchanged for the life of each such Sub-Account to the target date at maturity, and (ii) such calculations are therefore meaningful as a measure of predictable return with respect to particular units only if such units are held to the applicable target maturity date and only with respect to units purchased on the date of such calculations (the AGR and AVM applicable to units purchased on any other date may be materially different). Those assumptions can only be hypothetical given that owners of contracts have the option to purchase or redeem units on any business day through contract activity, and will receive dividend and capital gain distributions through the receipt of additional shares to their unit values. A number of factors in addition to contract owner activity can cause a Maturing Government Bond Sub-Account's AGR and AVM to change from day to day. These include the adviser's efforts to improve total return through market opportunities, transaction costs, interest rate changes and other events that affect the market value of the investments held in each Maturing Government Bond Portfolio in the Fund. Despite these factors, it is anticipated that if specific units of a Maturing Government Bond Sub-Account are held to the applicable target maturity date, then the AGR and AVM applicable to such units (i.e., calculated as of the date of purchase of such units) will vary from the actual return experienced by such units within a narrow range.

------------------------------------------------------------------------
GENERAL DESCRIPTIONS

A.  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
We are a mutual life insurance company organized in 1880 under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (612) 665-3500; after September 1, 1998, (651) 665-3500.
We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico, and Guam.

B.  VARIABLE ANNUITY ACCOUNT
A separate account called the Minnesota Mutual Variable Annuity Account was established on September 10, 1984, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Variable Annuity Account. The separate account meets the definition of a "separate account" under the federal securities laws.
  The Minnesota law under which the Variable Annuity Account was established provides that the assets of the Variable Annuity Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable annuity contracts for which the separate account was established. The investment performance of the Variable Annuity Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish. All obligations under the contracts are general corporate obligations of Minnesota Mutual.
  The Variable Annuity Account currently has twenty-one sub-accounts to which contract owners may allocate purchase payments. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Additional sub-accounts may be added at our discretion.

C.  ADVANTUS SERIES FUND, INC.
The Variable Annuity Account currently invests in Advantus Series Fund, Inc. (the "Series Fund"), a mutual fund of the series type which is advised by Advantus Capital Management, Inc. Prior to May 1, 1997, the name of the Series Fund was "MIMLIC Series Fund, Inc." The Series Fund is registered with the Securities and Exchange Commission as a diversified (except for the Global Bond Portfolio), open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Series Fund. The Series Fund issues its shares, continually and without sales charge, only to us and our separate accounts, which currently include the Variable Annuity Account, Variable Fund D, the Variable Life Account, the Group Variable Annuity Account and the Variable
Universal Life Account. The Series Fund may also be used as the underlying investment medium for separate accounts of the Northstar Life Insurance Company, a wholly-owned life insurance subsidiary of Minnesota Mutual which is domiciled in New York. Shares are sold and redeemed at net asset value. In the case of a newly issued contract, purchases of shares of the Portfolios of the Series Fund in connection with the first purchase payment will be based on the values next determined after issuance of the contract by us. Redemptions of shares of the Portfolios of the Series Fund are made at the net asset value next determined following the day we receive a request for transfer, partial withdrawal or surrender at our home office. In the case of outstanding contracts, purchases of shares of the Portfolio of the Series Fund for the Variable Annuity Account are made at the net asset value of such shares next determined after receipt by us of contract purchase payments.
  The Series Fund's investment adviser is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management") which prior to May 1, 1997, served as investment adviser to the Series Fund. MIMLIC Management is a wholly-owned subsidiary of Minnesota Mutual. It acts as an investment adviser to the Fund pursuant to an advisory agreement.
  Advantus Capital acts as investment adviser for the Fund and its Portfolios. Winslow Capital Management, Inc., a Minnesota corporation with principal offices at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, has been retained under an investment sub-advisory agreement with Advantus Capital Management, Inc. to provide investment advice and, in general, conduct the management and investment program of the Capital Appreciation Portfolio. Similarly, Templeton Investment Counsel, Inc., a Florida corporation with principal offices in Fort Lauderdale, Florida, has been retained under an investment sub-advisory agreement to provide investment advice to the International Stock Portfolio of the Fund. J.P. Morgan Investment Management Inc., a Delaware corporation with principal offices in New York, New York, has been retained under an investment sub-advisory agreement to provide investment advice for the Macro-Cap Value Portfolio of the Fund. Wall Street Associates, a California corporation with principal offices in La Jolla, California, as been retained under an investment sub-advisory agreement to provide investment advice for the Micro-Cap Growth Portfolio of the Fund. Julius Baer Investment Management, Inc., a Delaware corporation with principal offices in New York, New York, has been retained under an investment sub-advisory agreement to provide investment advice for the Global Bond Portfolio of the Fund.
  A prospectus for the Fund is attached to this Prospectus. A person should carefully read the Fund's prospectus before investing in the contracts.

D.  TEMPLETON VARIABLE PRODUCTS SERIES FUND
In addition to the investments in the Fund, the Variable Annuity Account invests in Class 2 shares of the Templeton Developing Markets Fund, a diversified portfolio of the Templeton Variable Products Series Fund, a mutual fund of the series type.
  The investment objectives and certain policies of the Templeton Developing Markets Fund available under the Contract are as follows:

    The Templeton Developing Markets Fund seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of issuers in countries having developing markets. Countries generally considered to have developing markets are all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing.
  Class 2 of the Templeton Developing Markets Fund pays 0.25% of the average daily net assets annually under a distribution plan adopted under Rule 12b-1 of the Investment Company Act of 1940. Amounts paid under the 12b-1 plan to Minnesota Mutual may be used for certain contract owner services or distribution activities.
  The investment adviser of Templeton Developing Markets Fund is Templeton Asset Management Ltd., a Singapore corporation. It is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in the financial services industry. The Templeton organization has been investing globally since 1940 and, with its affiliates, provides investment management and advisory services to a worldwide client base. The investment adviser and its affiliates have offices worldwide.

E.  ADDITIONS, DELETIONS OR SUBSTITUTIONS
We  retain the right, subject to any  applicable law, to make substitutions with
respect   to   the   investments   of   the   sub-accounts   of   the   Variable

Annuity Account. If investment in a fund should no longer be possible or if we determine it becomes inappropriate for contracts of this class, we may substitute another fund for a sub-account. Substitution may be with respect to existing accumulation values, future purchase payments and future annuity payments.
  We may also establish additional sub-accounts in the Variable Annuity Account and we reserve the right to add, combine or remove any sub-accounts of the Variable Annuity Account. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. Similar considerations will be used by us should there be a determination to eliminate one or more of the sub-accounts of the Variable Annuity Account. The addition of any investment option will be made available to existing contract owners on such basis as may be determined by us.
  We also reserve the right, when permitted by law, to de-register the Variable Annuity Account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the contract owners, and to combine the Variable Annuity Contract with one or more of our other separate accounts.
  Shares of the Portfolios of the Funds are also sold to other separate accounts, which are used to receive and invest premiums paid under variable life policies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Minnesota Mutual nor the Funds currently foresees any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, (3) changes in the investment management of any of the Portfolios of the Fund, or
(4) differences in voting instructions between those given by policy owners and those given by contract owners.

------------------------------------------------------------------------
CONTRACT CHARGES

A.  SALES CHARGES
No sales charge is deducted from the purchase payments for these contracts. However, when a contract's accumulation value is reduced by a withdrawal, surrender or applied to provide an annuity, a deferred sales charge may be deducted for expenses relating to the sale of the contracts.
  No deferred sales charge is deducted from the accumulation value withdrawn if:
(a) the withdrawal occurs after a contract has been in force for at least ten contract years, (b) withdrawals during the first calendar year are equal to or less than 10% of the purchase payments and, if in subsequent calendar years they are equal to or less than 10% of the accumulation value at the end of the previous calendar year, (c) the withdrawal is on account of the annuitant's death, or (d) the withdrawal is for the purpose of providing annuity payments under an option where payments are expected to continue for at least five years. If withdrawals in a calendar year exceed 10% of those purchase payments or accumulation value, the sales charge applies to the amount of the excess withdrawal. In addition, we will waive the sales charge on that portion of a contract's accumulation value which is applied to the purchase of an Adjustable Income Annuity, which is an immediate variable annuity contract, issued by us. We will also waive the sales charge on amounts withdrawn because of an excess contribution to a tax-qualified contract.
  The sales charge is deducted from the remaining accumulation value of the contract except in the case of a surrender, where it reduces the amount distributed. We will deduct the sales charge proportionally from the fixed and variable accumulation value of the contract.
  The amount of the deferred sales charge, expressed as a percentage of the accumulation value withdrawn, is shown in the following table. Percentages are shown as of the contract date and the end of each of the first ten contract years. The percentages decrease uniformly each month for 120 months from the contract date. In no event will the sum of the deferred sales charges exceed 9% of the purchase payments made under a contract.

                               DEFERRED SALES CHARGE
                          -------------------------------
                           FLEXIBLE
                            PAYMENT        SINGLE PAYMENT
                           VARIABLE           VARIABLE
    BEGINNING OF            ANNUITY           ANNUITY
   CONTRACT YEAR           CONTRACT           CONTRACT
--------------------      -----------      --------------
         1                   9.0%                6.0%
         2                   8.1                 5.4
         3                   7.2                 4.8
         4                   6.3                 4.2
         5                   5.4                 3.6
         6                   4.5                 3.0
         7                   3.6                 2.4
         8                   2.7                 1.8
         9                   1.8                 1.2
        10                   0.9                 0.6
        11                   -0-                 -0-

Deduction for any applicable state premium taxes may be made from each purchase payment or at the commencement of annuity payments. (Currently, such taxes range from 0.5% to 3.5%, depending on the applicable law.) Any amount withdrawn from the contract may be reduced by any premium taxes not previously deducted from purchase payments.
  As a percentage of purchase payments paid to the contracts, Ascend Financial Services, Inc. ("Ascend Financial"), the principal underwriter, may pay up to 4.5% of the amount of those purchase payments to broker-dealers responsible for the sales of the contracts. In addition, Ascend Financial or Minnesota Mutual will pay, based uniformly on the sale of variable annuity contracts by such broker-dealers, credits which allow registered representatives who are responsible for sales of variable annuity contracts to attend conventions and other meetings sponsored by Minnesota Mutual or its affiliates for the purpose of promoting the sale of the insurance and/or investment products offered by Minnesota Mutual and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. Minnesota Mutual may also pay those registered representatives amounts based upon their production and the persistency of life insurance and annuity business placed with Minnesota Mutual.

B.  MORTALITY AND EXPENSE RISK CHARGES
We assume the mortality risk under the contracts by our obligation to continue to make monthly annuity payments, determined in accordance with the annuity rate tables and other provisions contained in the contracts, to each annuitant regardless of how long that annuitant lives or all annuitants as a group live. This assures an annuitant that neither the annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly annuity payments received under the contract.
  We assume an expense risk by assuming the risk that deductions provided for in the contracts for the sales and administrative expenses will be adequate to cover the expenses incurred.
  For assuming these risks, we currently make a deduction from the Variable Annuity Account at the annual rate of .80% for the mortality risk and .45% for the expense risk. We reserve the right to increase the charge for the assumption of expense risks to not more than .60%. If this charge is increased to this maximum amount, then the total of the mortality risk and expense risk charge would be 1.40% on an annual basis.
  For a discussion of how these charges are applied in the calculation of the accumulation unit value, please see the discussion entitled "Purchase Payments, Value of the Contract and Transfers" on page 26.
  If these deductions prove to be insufficient to cover the actual cost of the expense and mortality risks assumed by us, then we will absorb the resulting losses and make sufficient transfers to the Variable Annuity Account from our general account, where appropriate. Conversely, if these deductions prove to be more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit (or "surplus") to us. Some or all of such profit may be used to cover any distribution costs not recovered through the deferred sales charge.

------------------------------------------------------------------------
EXCHANGE OFFER

Persons owning or having an interest in certain of our fixed and variable annuities may exchange those interests for the contracts described herein and transfer current accumulation values into the contracts.
  The persons eligible for the exchange include: owners of individual fixed annuities issued by Minnesota Mutual and The Ministers Life Insurance Company except for those contracts known as SPDA 3 and SecureOption III; participants under Minnesota Mutual group annuities offering fixed benefits in situations other than where the contract is issued in connection with a stock bonus, pension or profit sharing plan which meets the requirements for qualification under section 401 of the Internal Revenue Code and variable annuity contracts issued by Minnesota Mutual Variable Fund D with a contingent deferred sales charge.
  Persons who own combination fixed and variable annuity contracts, where any general account assets are beyond the period where a withdrawal charge is applicable, may also be eligible for such contract exchanges. For these contracts, allocations as between fixed and variable accumulations may not be altered at the time of the exchange. In addition, for contracts with interests in Minnesota Mutual Variable Fund D, other than those with a contingent deferred sales load, the contract or participation must be of at least ten year's duration. No charge is made to this transfer. For contracts described in this Prospectus, where the contract type is to be exchanged, for example from a single payment contract to a flexible payment contract, we will allow such an exchange only during the original contract's first contract year and if there have been no transfers or withdrawals. Also, for contracts described in this Prospectus, we will allow exchanges of contracts which are essentially changes of qualified plan types as, for example, when a person wishes to convert an existing IRA into a Roth IRA. In some circumstances where multiple contracts are being exchanged for the convenience of the contractholder, a charge of $50 to cover administrative expense may be imposed.
  For exchanges from annuities where a sales charge is deducted from each purchase payment received from the owner, accumulation values credited to a contract at the time of transfer will not be subject to a deferred sales charge at any time. However, purchase payments subsequently made to the contract may be subject to a deferred sales charge if such amounts are then withdrawn, surrendered or applied to provide an annuity. The deferred sales charge will be applied so that the contract year of the contract will be determined as of the contract date of the annuity from which the accumulation value was transferred.
  For exchanges from annuities where a deferred sales charge may be made on withdrawals, surrenders or when amounts are applied to provide an annuity, no deferred sales charge will be made at the time of transfer. However, a deferred sales charge may be deducted from the accumulation value of the contract on such a basis so that the contract year of the contract will be determined as of the contract date of the annuity from which the accumulation value was transferred or, if transfer is of participation in a group annuity, from the first day of the month in which contributions were first received from the individual under the group annuity contract on behalf of that individual.
  In considering an exchange, you should review the provisions of the contract you now own and the contracts described in the Prospectus. To effect such an exchange, your completed application, Annuity Exchange Authorization and existing annuity contracts should be returned to us.
  Inquiries regarding the contracts mentioned above or the contracts described in this Prospectus may be directed to us at: Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098; or by calling us at (612) 665-3500; after September 1, 1998, (651) 665-3500.

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VOTING RIGHTS

The Fund shares held in the Variable Annuity Account will be voted by us at the regular and special meetings of the Funds. Shares attributable to contracts will be voted by us in accordance with instructions received from contract owners with voting interests in each sub-account of the Variable Annuity Account. In the event no instructions are received from a contract owner with respect to shares of a Portfolio held by a sub-account, we will vote such shares of the Portfolio and shares not attributable to contracts in the same proportion as shares of the Portfolio held by such sub-account for which instructions have been received. The number of votes which are available to a contract owner will be calculated separately for each sub-account of the Variable Annuity Account. If, however, the Investment Company Act of 1940 or any regulation under that Act should change so that we may be allowed to vote shares in our own right, then we may elect to do so.
  During the accumulation period of each contract, the contract owner holds the voting interest in each contract. The number of votes will be determined by dividing the accumulation value of the contract attributable to each sub-account by the net asset value per share of the underlying Fund shares held by that sub-account.
  During the annuity period of each contract, the annuitant holds the voting interest in each contract. The number of votes will be determined by dividing the reserve for each

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
contract allocated to each sub-account by the net asset value per share of the underlying Fund shares held by that sub-account. After an annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, fractional shares will be recognized.
  We shall notify each contract owner or annuitant of a Fund shareholders' meeting if the shares held for the contract owner's contract may be voted at such meeting. We will also send proxy materials and a form of instruction so that you can instruct us with respect to voting.

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DESCRIPTION OF THE CONTRACTS

A.  GENERAL PROVISIONS

1.  TYPES OF CONTRACTS OFFERED

    (a) Single Payment Variable Annuity Contract

    This type of contract may be used in connection with a pension or profit-sharing plan under which plan contributions have been accumulating. It may be used in connection with a plan which has previously been funded with insurance or annuity contracts. It may be used under state deferred compensation plans or individual retirement annuity programs. It may also be purchased by individuals not as a part of any qualified plan. The contract provides for a fixed or variable annuity to begin at some future date with the purchase payment made either in a lump sum or in a series of payments in a single contract year.

    (b) Flexible Payment Variable Annuity Contract

    This type of contract may be used in connection with all types of plans, state deferred compensation plans or individual retirement annuities adopted by or on behalf of individuals. It may also be purchased by individuals not as a part of any plan. The contract provides for a variable annuity or a fixed annuity to begin at some future date with the purchase payments for the contract to be paid prior to the annuity commencement date in a series of payments flexible in respect to the date and amount of payment.

2.  ISSUANCE OF CONTRACTS
The contracts are issued to you, the contract owner named in the application. The owner of the contract may be the annuitant or someone else.

3.  MODIFICATION OF THE CONTRACTS
A contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect the rights of an annuitant under the contract unless the modification is made to comply with a law or government regulation. You will have the right to accept or reject the modification. This right of acceptance or rejection is limited for contracts used as individual retirement annuities.

4.  ASSIGNMENT
If the contract is sold in connection with a tax-qualified program, (including employer sponsored employee pension benefit plans, tax-sheltered annuities and individual retirement annuities,) your or the annuitant's interest may not be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and to the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.
  If the contract is not issued in connection with a tax-qualified program, the interest of any person in the contract may be assigned during the lifetime of the annuitant. We will not be bound by any assignment until we have recorded written notice of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action made by us before it was recorded. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

5.  LIMITATIONS ON PURCHASE PAYMENTS
For the single payment variable annuity contract, the single payment will be deemed to include all purchase payments made within 12 months of the contract date. The amount of an initial purchase payment must be at least $5,000. The amount of any subsequent payment during that 12 month period must be at least $1,000. Some states, for example, New Jersey, will limit these contracts to a single purchase payment and contracts issued there are so limited.

  You choose when to make purchase payments under a flexible payment variable annuity contract. There is no minimum purchase payment amount and there is no minimum amount which must be allocated to any sub-account of the Variable Annuity Account or to the General Account.
  Total purchase payments under either contract may not exceed $1,000,000, except with our consent.
  We may cancel a flexible payment contract, in our discretion, if no purchase payments are made for a period of two or more full contract years and both (a) the total purchase payments made, less any withdrawals and associated charges, and (b) the accumulation value of the entire contract, are less than $2,000. If such a cancellation takes place, we will pay you the accumulation value of your contract and we will notify you, in advance, of our intent to exercise this right in our annual report which advises contract owners of the status of their contracts. We will act to cancel the contract ninety days after the contract anniversary unless an additional purchase payment is received before the end of that ninety day period. Contracts issued in some states, for example, New Jersey, do not permit such a cancellation and contracts issued there do not contain this provision.
  There may be limits on the maximum contributions to retirement plans that qualify for special tax treatment.

6.  DEFERMENT OF PAYMENT
Whenever any payment under a contract is to be made in a single sum, payment will be made within seven days after the date such payment is called for by the terms of the contract, except as payment may be subject for postponement for:

    (a) any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or during which trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission;

    (b) any period during which an emergency exists as determined by the Commission as a result of which it is not reasonably practical to dispose of securities in the Fund or to fairly determine the value of the assets of the Fund; or

    (c) such other periods as the Commission may by order permit for the protection of the contract owners.

7.  PARTICIPATION IN DIVISIBLE SURPLUS
The contracts participate in our divisible surplus, according to the annual determination of our Board of Trustees as to the portion, if any, of our divisible surplus which has accrued on the contracts.
  No assurance can be given as to the amount of divisible surplus, if any, that will be distributable under these contracts in the future. Such amount may arise if mortality and expense experience is more favorable than assumed. When any distribution of divisible surplus is made, it may take the form of additional payments to annuitants or the crediting of additional accumulation units.

B.  ANNUITY PAYMENTS AND OPTIONS

1.  ANNUITY PAYMENTS
Variable annuity payments are determined on the basis of (a) the mortality table specified in the contract, which reflects the age of the annuitant, (b) the type of annuity payment option selected, and (c) the investment performance of the Fund Portfolios selected by the contract owner. The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions provided for in the contract. The annuitant will receive the value of a fixed number of annuity units each month. The value of such units, and thus the amounts of the monthly annuity payments will, however, reflect investment gains and losses and investment income of the Funds, and thus the annuity payments will vary with the investment experience of the assets of the Portfolio of the Fund selected by the contract owner.

2.  ELECTING THE RETIREMENT DATE AND FORM OF ANNUITY
The contracts provide for four optional annuity forms, any one of which may be elected if permitted by law. Each annuity option may be elected on either a variable annuity or a fixed annuity basis, or a combination of the two. Other annuity options may be available from us on request.
  While the contracts require that notice of election to begin annuity payments must be received by us at least 30 days prior to the annuity commencement date, we are currently waiving that requirement for such variable annuity elections received at least three valuation days prior to the 15th of the month. We reserve the right to enforce the 30 day notice requirement at our option at any time in the future.
  Each contract permits an annuity payment to begin on the first day of any month. Under the contracts payment must begin before the later of the 85th birthday of the annuitant, or five years after the date of issue of the contracts. A variable annuity will be provided and the annuity option shall be Option 2A, a life annuity with a period of 120 months. The minimum first monthly annuity payment on either a variable or fixed dollar basis is $20. If such first monthly payment would be less than $20, we may fulfill our obligation by paying in a single sum the surrender value of the contract which would otherwise have been applied to provide annuity payments.
  Once annuity payments have commenced, you cannot surrender an annuity benefit and receive a single sum settlement in lieu thereof.
  Benefits under retirement plans that qualify for special tax treatment generally must commence no later than the April 1 following the year in which the participant reaches age 70 1/2 and are subject to other conditions and restrictions.

3.  OPTIONAL ANNUITY FORMS

OPTION 1--LIFE ANNUITY
This is an annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment preceding the death of the annuitant. This option offers the maximum monthly payment since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for the annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the due date of the third annuity payment, etc.

OPTION 2--LIFE ANNUITY WITH A PERIOD CERTAIN OF 120 MONTHS (OPTION 2A), 180 MONTHS (OPTION 2B), OR 240 MONTHS (OPTION 2C)
This is an annuity payable monthly during the lifetime of the annuitant, with the guarantee that if the annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain. If the beneficiary so elects at any time during the remainder of the period certain, the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity shall be paid in a single sum to the beneficiary.

OPTION 3--JOINT AND LAST SURVIVOR ANNUITY
This is an annuity payable monthly during the joint lifetime of the annuitant and a designated joint annuitant and continuing thereafter during the remaining lifetime of the survivor. Under this option there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. If this option is elected, the contract and payments shall then be the joint property of the annuitant and the designated joint annuitant. It would be possible under this option for both annuitants to receive only one annuity payment if they both died prior to the due date of the second annuity payment, two if they died before the due date of the third annuity payment, etc.

OPTION 4--PERIOD CERTAIN ANNUITY
This is an annuity payable monthly for a period certain of from 5 to 20 years, as elected. If the annuitant dies before payments have been made for the period certain elected, payments will continue during the remainder of the fixed period to the beneficiary. Contracts issued prior to May of 1993, or such later date as we receive regulatory approval to issue these new contracts in a state and are administratively able to do so, may allow the election of a period certain option of less than five years. In the event of the death of the annuitant, the beneficiary may elect that (1) the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity, shall be paid in a single sum, or (2) such commuted amount shall be applied to effect a life annuity under Option 1 or Option 2.

4.  DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT
Under the contracts described in this Prospectus, the first monthly annuity payment is determined by the available value of the contract when an annuity begins. In addition, a number of states do impose a premium tax on the amount used to purchase an annuity benefit, depending on the type of plan involved. Where applicable, these taxes currently range from 0.0% to 3.5% and are deducted from the contract value applied to provide annuity payments. We reserve the right to make such deductions from purchase payments as they are received.
  The amount of the first monthly payment depends on the optional annuity form elected and the adjusted age of the annuitant. A formula for determining the adjusted age is contained in the contract.
  The contracts contain tables indicating the dollar amount of the first fixed monthly payment under each optional annuity form for each $1,000 of value applied. The tables are determined from the Progressive Annuity Table with interest at the rate of 3% per annum, assuming births in the year 1900 and an age setback of six years. Also, for contracts issued after 1993 or such later date as we may be able to issue this contract in a jurisdiction, the contract contains a provision that applies a contract fee of $200 when a fixed annuity is elected. If, when annuity payments are elected, we are using tables of annuity rates for these contracts which result in larger annuity payments, we will use those tables instead.
  The dollar amount of the first monthly variable annuity payment is determined by applying the available value (after deduction of any premium taxes not previously deducted) to a rate per $1,000 which is based on the Progressive Annuity Table with interest at the rate of 4.5% per annum, assuming births in the year 1900 and with an age setback of six years. The amount of the first payment depends upon the annuity payment option selected and the adjusted age of the annuity and any joint annuitant. A number of annuity units is then determined by dividing this dollar amount by the then current annuity unit value. Thereafter, the number of annuity units remains unchanged during the period of annuity payments. This determination is made separately for each sub-account of the separate account. The number of annuity units is based upon the available value in each sub-account as of the date annuity payments are to begin.
  The dollar amount determined for each sub-account will then be aggregated for purposes of making payment.
  The 4.5% interest rate assumed in the variable annuity determination would produce level annuity payments if the net investment rate remained constant at 4.5% per year. Subsequent payments will decrease, remain the same or increase depending upon whether the actual net investment rate is less than, equal to, or greater than 4.5%. A higher interest rate means a higher initial payment, but a more slowly rising (or more rapidly falling) series of subsequent payments. A lower assumption has the opposite effect. For contracts issued prior to May of 1993, or such later date as when we receive regulatory approval to issue these new contracts in a state and are administratively able to do so, which utilized such a lower rate, the payments will differ from these contracts in the manner described.
  Annuity payments are always made as of the first day of a month. The contracts require that notice of election to begin annuity payments must be received by us at least thirty days prior to the annuity commencement date. However, Minnesota Mutual currently waives this requirement, and at the same time reserves the right to enforce the thirty day notice at its option in the future.
  Money will be transferred to the General Account for the purpose of electing fixed annuity payments, or to the appropriate variable sub-accounts for variable annuity payments, on the valuation date coincident with the first valuation date following the fourteenth day of the month preceding the date on which the annuity is to begin.
  If a request for a fixed annuity is received between the first valuation date following the fourteenth day of the month and the second to last valuation date of the month prior to commencement, the transfer will occur on the valuation date coincident with or next following the date on which the request is received. If a fixed annuity request is received after the third to the last valuation day of the month prior to commencement, it will be treated as a request received the following month, and the commencement date will be changed to the first of the month following the requested commencement date. The account value used to determine fixed annuity payments will be the value as of the last valuation date of the month preceding the date the fixed annuity is to begin.
  If a variable annuity request is received after the third valuation date preceding the first valuation date following the fourteenth day of the month prior to the commencement date, it will be treated as a request received the following month, and the commencement date will be changed to the first of the month following the requested commencement date. The account value used to determine the initial variable annuity payment will be the value as of the first valuation date following the fourteenth day of the month prior to the variable annuity begin date.

5.  AMOUNT OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS
The dollar amount of the second and later variable annuity payments is equal to the number of annuity units determined for each sub-account times the annuity unit value for that sub-account as of the due date of the payment. This amount may increase or decrease from month to month.

6.  VALUE OF THE ANNUITY UNIT
The value of an annuity unit for a sub-account is determined monthly as of the first day of each month by multiplying the value on the first day of the preceding month by the product of (a) .996338, and (b) the ratio of the value of the accumulation unit for that sub-account for the valuation date next following the fourteenth day of the preceding month to the value of the accumulation unit for the valuation date next following the fourteenth day of the second preceding month (.996338 is a factor to neutralize the assumed net investment rate, discussed in Section 3 above, of 4.5% per annum built into the first payment calculation which is not applicable because the actual net investment rate is credited instead). The value of an annuity unit for a sub-account as of any date other than the first day of a month is equal to its value as of the first day of the next succeeding month.

7.  TRANSFER OF ANNUITY RESERVES
Amounts held as annuity reserves may be transferred among the variable annuity sub-accounts during the annuity period. Annuity reserves may also be transferred from a variable annuity to a fixed annuity during this time. The change must be made by a written request. The annuitant and joint annuitant, if any, must make such an election.
  There are restrictions to such a transfer. The transfer of an annuity reserve amount from any sub-account must be at least equal to $5,000 or the entire amount of the reserve remaining in that sub-account. In addition, annuity payments must have been in effect for a period of 12 months before a change may be made. Such transfers can be made only once every 12 months. The written request for an annuity transfer must be received by us more than 30 days in advance of the due date of the annuity payment subject to the transfer. Upon request, we will make available to you annuity reserve amount sub-account information.
  A transfer will be made on the basis of annuity unit values. The number of annuity units from the sub-account being transferred will be converted to a number of annuity units in the new sub-account. The annuity payment option will remain the same and cannot be changed. After this conversion, a number of annuity units in the new sub-account will be payable under the elected option. The first payment after conversion will be of the same amount as it would have been without the transfer. The number of annuity units will be set at that number of units which are needed to pay that same amount on the transfer date.
  When we receive a request for the transfer of variable annuity reserves, it will be effective for future annuity payments. The transfer will be effective and funds actually transferred in the middle of the month prior to the next annuity payment affected by your request. We will use the same valuation procedures to determine your variable annuity payment that we used initially. However, if your annuity is based upon annuity units in a sub-account which matures on a date other than the stated annuity valuation date, then your annuity units will be adjusted to reflect sub-account performance in the maturing sub-account and the sub-account to which reserves are transferred for the period between annuity valuation dates.
  Amounts held as reserves to pay a variable annuity may also be transferred to a fixed annuity during the annuity period. However, the restrictions which apply to annuity sub-account transfers will apply in this case as well. The amount transferred will then be applied to provide a fixed annuity amount. This amount will be based upon the adjusted age of the annuitant and any joint annuitant at the time of the transfer. The annuity payment option will remain the same. Amounts paid as a fixed annuity may not be transferred to a variable annuity.
  When we receive a request to make such a transfer to a fixed annuity, it will be effective for future annuity payments. The transfer will be effective and funds actually transferred in the middle of the month prior to the next annuity payment. We will use the same fixed annuity pricing at the time of transfer that we use to determine an initial fixed annuity payment.
  Contracts with this transfer feature may not be available in all states.

C.  DEATH BENEFITS
The contracts provide that in the event of the death of the owner before annuity payments begin, the amount payable at death will be the contract accumulation value determined as of the valuation date coincident with or next following the date due proof of death is received by us at our home office. Death proceeds will be paid in a single sum to the beneficiary designated unless an annuity option is elected. Payment will be made within seven days after we receive due proof of death. Except as noted below, the entire interest in the contract must be distributed within five years of the owner's death.
  The single payment variable annuity contract has a guaranteed death benefit if you die before annuity payments have started. The death benefit shall be equal to the greater of: (1) the amount of the accumulation value payable at death; or
(2) the amount of the total purchase payments paid to us during the first twelve months as consideration for this contract, less all contract withdrawals. As a matter of company practice, we use this method except that total purchase payments will include all contributions, even those made after twelve months to determine the death benefit for all contracts offered by this Prospectus.
  If the owner dies on or before the date on which annuity payments begin we will pay the greater of the accumulated value or the guaranteed death benefit to the designated beneficiary. If the designated beneficiary is a person other than the owner's spouse, that beneficiary may elect an annuity option measured by a period not longer than that beneficiary's life expectancy only so long as annuity payments begin not later than one year after the owner's death. If there is no designated beneficiary, then the entire interest in a contract must be distributed within five years after the owner's death. If the annuitant dies after annuity payments have begun, any payments received by a non-spouse beneficiary must be distributed at least as rapidly as under the method elected by the annuitant as of the date of death.
  If any portion of the contract interest is payable to the owner's designated beneficiary who is also the surviving spouse of the owner, that spouse shall be treated as the contract owner for purposes of: (1) when payments must begin, and
(2) the time of distribution in the event of that spouse's death. Payments must be made in substantially equal installments.
  If the owner of this contract is other than a natural person, such as a trust or other similar entity, we will pay a death benefit of the accumulation value to the named beneficiary on the death of the annuitant, if death occurs prior to the date for annuity payments to begin.

D.  PURCHASE PAYMENTS, VALUE OF THE CONTRACT AND TRANSFERS

1.  CREDITING ACCUMULATION UNITS
During the accumulation period--the period before annuity payments begin--each purchase payment is credited on the valuation date coincident with or next following the date such purchase payment is received by us at our home office. When the contracts are originally issued, application forms are completed by the applicant and forwarded to our home office. We will review each application form submitted to us for compliance with our issue criteria and, if it is accepted, a contract will be issued.
  If the initial purchase payment is accompanied by an incomplete application, that purchase payment will not be credited until the valuation date coincident with or next following the date a completed application is received. We will offer to return the initial purchase payment accompanying an incomplete application if it appears that the application cannot be completed within five business days.
  Purchase payments will be credited to the contract in the form of accumulation units. The number of accumulation units credited with respect to each purchase payment is determined by dividing the portion of the purchase payment allocated to each sub-account by the then current accumulation unit value for that sub-account.
  The number of accumulation units so determined shall not be changed by any subsequent change in the value of an accumulation unit, but the value of an accumulation unit will vary from valuation date to valuation date to reflect the investment experience of the Funds.
  We will determine the value of accumulation units on each day on which the Funds are valued. The net asset value of the Funds' shares shall be computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no such Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Accordingly, the value of accumulation units so determined will be applicable to all purchase payments received by us at our home office on that day prior to the close of business of the Exchange. The value of accumulation units applicable to purchase payments received after the close of business of the Exchange will be the value determined on the next valuation date.
  In addition to providing for the allocation of purchase payments to the sub-accounts of the Variable Annuity Account, the contracts also provide for allocation of purchase payments to our General Account for accumulation at a guaranteed interest rate. Applications received without instructions as to allocation will be treated as incomplete. Upon your written request, values under the contract may be transferred between our General Account and the Variable Annuity Account or among the sub-accounts of the Variable Annuity Account. We will make the transfer on the basis of accumulation unit values on the valuation date coincident with or next following the day we receive the request at our home office. No deferred sales charge will be imposed on such transfers. There is no dollar amount limitation which is applied to transfers. The contracts permit us to limit the frequency and amount of transfers from our General Account to the Variable Annuity Account.
  Currently, except as provided below, we limit such transfers to a single such transfer during any calendar year and to any amount which is no more than 20% of the General Account accumulation value at the time of the transfer.
  However, in the case of General Account accumulation values of $1,000 or less, we will allow a one-time transfer of the entire accumulation value amount from the General Account to the sub-accounts of the Variable Annuity Account.
  Where the contract owner has established a systematic transfer arrangement with us, the contract owner may transfer General Account current interest earnings or a specified amount from the General Account on a monthly, quarterly, semi-annual or annual basis. For transfers of a specified amount from the
General Account the maximum initial amount that may be transferred may not exceed 10% of the current General Account accumulation value at the time of the first transfer. For contracts where the General Account accumulation value is increased during the year because of transfers into the General Account or additional purchase payments, made after the program is established, systematic transfers are allowed to the extent of the greater of the current transfer amount or 10% of the then current General Account accumulation value. Even with respect to systematic transfer plans, we reserve the right to alter the terms of such programs once established where funds are being transferred out of the General Account. Our alteration of existing systematic transfer programs will be effective only upon our written notice to contract owners of changes affecting their election.
  Systematic transfer arrangements are limited to the use of a maximum of twenty sub-accounts.
  Transfer arrangements may be established to begin on the 10th or 20th of any month and if a transfer cannot be completed it will be made on the next available transfer date. In the absence of specific instructions, transfers will be made on a monthly basis and will remain active until the appropriate General Account accumulation value or sub-account is depleted.
  Also, you or persons authorized by you may effect transfers, or a change in the allocation of future premiums, by means of a telephone call. Transfers or requests made pursuant to such a call are subject to the same conditions and procedures as are outlined above for written transfer requests. During periods of marked economic or market changes, contract owners may experience difficulty in implementing a telephone transfer due to a heavy volume of telephone calls. In such a circumstance, contract owners should consider submitting a written transfer request while continuing to attempt a telephone redemption. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--telephone transfer privileges. For more information on telephone transfers, contact Minnesota Mutual.
  While for some contract owners we have used a form to pre-authorize telephone transactions, we now make this service automatically available to all contract owners. We will employ reasonable procedures to satisfy ourselves that instructions received from contract owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require contract owners or a person authorized by you to personally identify themselves in those telephone conversations through contract numbers, social security numbers and such other information as we may deem to be reasonable. We record telephone transfer instruction conversations and we provide the contract owners with a written confirmation of the telephone transfer.
  The interests of contract owners arising from the allocation of purchase payments or the transfer of contract values to our General Account are not registered under the Securities Act of 1933. We are not registered as an investment company under the Investment Company Act of 1940. Accordingly, such interests are not subject to the provisions of those acts that would apply if registration under such acts were required.

2.  VALUE OF THE CONTRACT
The Accumulation Value of the contract at any time prior to the commencement of annuity payments can be determined by multiplying the total number of accumulation units credited to the contract by the current value of an accumulation unit. There is no assurance that such value will equal or exceed the purchase payments made. The contract owner will be advised periodically of the number of accumulation units credited to the contract, the current value of an accumulation unit, and the total value of the contract.

3.  ACCUMULATION UNIT VALUE
The value of an accumulation unit for each sub-account of the Variable Annuity Account was set at $1.000000 on the first valuation date of the Variable Annuity Account. The value of an accumulation unit on any subsequent valuation date is determined by multiplying the value of an accumulation unit on the immediately preceding valuation date by the net investment factor for the applicable sub-account (described below) for the valuation period just ended. The value of an accumulation unit as of any date other than a valuation date is equal to its value on the next succeeding valuation date.

4.  NET INVESTMENT FACTOR FOR EACH VALUATION PERIOD
The net investment factor is an index used to measure the investment performance of a sub-account from one valuation period to the next. For any sub-account, the net investment factor for a valuation period is the gross investment rate for such sub-account for the valuation period, less a deduction for the mortality and expense risk charge at the current rate of 1.25% per annum.
  The gross investment rate is equal to: (1) the net asset value per share of a Portfolio share held in a sub-account of the Variable Annuity Account determined at the end of the current valuation period, plus (2) the per share amount of any dividend or capital gain distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period, divided by (3) the net asset value per share of that Portfolio share determined at the end of the preceding valuation period. The gross investment rate may be positive or negative.

E.  REDEMPTIONS

1.  PARTIAL WITHDRAWALS AND SURRENDER
Under both contracts, the contracts provide that prior to the date annuity payments begin partial withdrawals may be made by you from the contract for cash amounts of at least $250. You must make a written request for any withdrawal. In this event, the accumulation value will be reduced by the amount of the withdrawal and any applicable deferred sales charge. In the absence of instructions to the contrary, withdrawals will be made from the General Account accumulation value and from the Variable Annuity Account accumulation value in the same proportion. In the absence of instructions, withdrawals will be made from the sub-accounts on a pro rata basis. We will waive the applicable dollar amount limitation on withdrawals where a systematic withdrawal program is in place and such a smaller amount satisfies the minimum distribution requirements of the Code or where the withdrawal is requested because of an excess contribution to a tax-qualified contract. In the absence of instructions to the contrary, systematic withdrawals will be made from the sub-accounts on a pro rata basis if accumulation values are in no more than twenty sub-accounts. If more than twenty sub-accounts have accumulation values, we will need instructions as to those sub-accounts from which systematic withdrawals are to be made. For systematic withdrawals, the maximum number of sub-accounts which may be used is twenty.
  The contracts provide that prior to the commencement of annuity payments, you may elect to surrender the contract for its surrender value. You will receive in a single cash sum the accumulation value computed as of the valuation date coincident with or next following the date of surrender, reduced by any applicable deferred sales charge and the administrative charge, or you may elect an annuity.
  For more information on the application of the deferred sales charge, see "Sales Charges" on page 18.

  Once annuity payments have commenced for an annuitant, the annuitant cannot surrender his annuity benefit and receive a single sum settlement in lieu thereof. For a discussion of commutation rights of annuitants and beneficiaries subsequent to the annuity commencement date, see "Optional Annuity Forms" on page 23.
  Contract owners may also submit their signed written withdrawal or surrender requests to Minnesota Mutual by facsimile (FAX) transmission. Our FAX number is
(612) 665-7942. Transfer instructions or changes as to future allocations of premium payments may be communicated to us by the same means. Payment of a partial withdrawal or surrender will be made to you within 7 days after we receive your completed request.

2.  RIGHT OF CANCELLATION
You should read the contract carefully as soon as it is received. You may cancel the purchase of a contract within ten days after its delivery, for any reason, by giving us written notice at 400 Robert Street North, St. Paul, Minnesota 55101-2098, of an intention to cancel. If the contract is cancelled and returned, we will refund to you the greater of (a) the accumulation value of the contract, or (b) the amount of purchase payments paid under the contract. Payment of the requested refund will be made to you within seven days after we receive notice of cancellation.
  In some states, such as California, the free look period may be extended. In California, the free look period is extended to thirty days' time. Those rights are subject to change and may vary among the states.
  The liability of the Variable Annuity Account under the foregoing is limited to the accumulation value of the contract at the time it is returned for cancellation. Any additional amounts necessary to make our refund to you equal to the purchase payments will be made by us.

------------------------------------------------------------------------
FEDERAL TAX STATUS

INTRODUCTION
The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service. The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under section 401(a), 403(b), 408(b), 408A or 457 of the Code ("Qualified Contract"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to the Contract Owner, the Annuitant, or the beneficiary may depend on the tax status of the individual concerned.
  We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the Variable Annuity Account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the Variable Annuity Account or on capital gains arising from the Variable Annuity Account's activities. The Variable Annuity Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

TAXATION OF ANNUITY CONTRACTS IN GENERAL
Section 72 of the Code governs taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as annuity payments under the annuity option elected. As a general rule, deferred annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year.
  For payments made in the event of a full surrender of an annuity, the taxable portion is generally the amount in excess of the cost basis (i.e., purchase payments) of the contract. Amounts withdrawn from the variable annuity contracts not part of a qualified program are treated first as taxable income to the extent of the excess of the contract value over the purchase payments made under the contract. Such taxable portion is taxed at ordinary income tax rates.
  In the case of a withdrawal under an annuity that is part of a tax-qualified retirement plan, a portion of the amount received is taxable based on the ratio of the "investment in the contract" to the individual's balance in the retirement plan, generally the value of the annuity. The "investment in the contract" generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was not excluded from the gross income of the individual. For annuities issued in connection with qualified plans, the "investment in the contract" can be zero.
  For annuity payments, the taxable portion is generally determined by a formula that establishes the ratio that the cost basis of the contract bears to the expected return under the contract. Such taxable part is taxed at ordinary income rates.
  If a taxable distribution is made under the variable annuity contracts, a penalty tax of 10% of the amount of the taxable distribution may apply. This additional tax does not apply where the taxpayer is 59 1/2 or older, where payment is made on account of the taxpayer's disability, or where payment is made by reason of the death of the owner, and in certain other circumstances.
  The Code also provides an exception to the penalty tax for distributions, in periodic payments, of substantially equal installments, be made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary.
  For some types of qualified plans, other tax penalties may apply to certain distributions.
  A transfer of ownership of a contract, the designation of an annuitant or other payee who is not also the contract owner, or the assignment of the contract may result in certain income or gift tax consequences to the contract owner that are beyond the scope of this discussion. A contract owner who is contemplating any such transfer, designation or assignment should consult a competent tax adviser with respect to the potential tax effects of that transaction.
  For purposes of determining a contract owner's gross income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through serial contracts or otherwise. For further information on these rules, see your tax adviser.

DIVERSIFICATION REQUIREMENTS
Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Variable Annuity Account to be "adequately diversified" in order for the contract to be treated as an annuity contract for Federal tax purposes. The Variable Annuity Account, through the Fund, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Fund's assets may be invested. Although the investment adviser is an affiliate of Minnesota Mutual, Minnesota Mutual does not have control over the Fund or its investments. Nonetheless, Minnesota Mutual believes that each Portfolio of the Fund in which the Variable Annuity Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.
  In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.
  The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a contract has the choice of several sub-accounts in which to allocate net purchase payments and contract values, and may be able to transfer among sub-accounts more frequently than in such rulings. These differences could result in a contract owner being treated as the owner of the assets of the Variable Annuity Account. In addition, Minnesota Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Minnesota Mutual therefore reserves the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Annuity Account.

REQUIRED DISTRIBUTIONS
In order to be treated as an  annuity contract for federal income tax  purposes,
Section 72(s) of the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death. These requirements shall be considered satisfied if any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner's death. The owner's "designated beneficiary" is the person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death. It must be a natural person. However, if the owner's "designated beneficiary" is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.
  Nonqualified contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Minnesota Mutual intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.
  Other rules may apply to qualified contracts.

TAXATION OF DEATH BENEFIT PROCEEDS
Amounts may be distributed from a contract because of the death of the owner. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

POSSIBLE CHANGES IN TAXATION
Legislation has been proposed in 1998 that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable contracts. A second proposal would reduce the "investment in the contract" under cash value life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of there being any change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

TAX QUALIFIED PROGRAMS
The annuity is designed for use with several types of retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified minimum distribution rules; and in other specified circumstances.
  We make no attempt to provide more than general information about use of annuities with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under annuities purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to transfer restrictions, distribution and other requirements that are not incorporated into the annuity or our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the annuities comply with applicable law. Purchasers of annuities for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.
  For qualified plans under Section 401(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death.

PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX EXEMPT ORGANIZATIONS
Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.
  Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989.
Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

INDIVIDUAL RETIREMENT ANNUITIES
Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Annuity, hereinafter referred to as an "IRA". Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Services or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. A Qualified Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.
  Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 of 100% of the Owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS
Employers  may  establish  Simplified  Employee Pension  (SEP)  IRAs  under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAS
Beginning January 1, 1997, certain small employers may establish Simple IRAs as provided by Section 408(p) of the Code, under which employees may elect to defer up to $6,000 (as increased for cost of living adjustments) as a percentage of compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

ROTH IRAS
Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS
Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this annuity is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the annuity.

DEFERRED COMPENSATION PLANS
Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. With respect to non-governmental Section 457 plans, investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

WITHHOLDING
In general, distributions from annuities are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Different rules may apply to payments delivered outside the United States. Some states have enacted similar rules.
  Recent changes to the Code allow the rollover of most distributions from tax-qualified plans and Section 403(b) annuities directly to other tax-qualified plans that will accept such distributions and to individual retirement accounts and individual retirement annuities. Distributions which may not be rolled over are those which are: (1) one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee,
(b) the joint lives or joint expectancies of the employee and the employee's designated beneficiary, or (c) for a specified period of ten years or more; (2) a required minimum distribution; or (3) the non-taxable portion of a distribution.
  Any distribution eligible for rollover, which may include payment to an employee, an employee's surviving spouse or an ex-spouse who is an alternate payee, will be subject to federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity. It may be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax-qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. Such a taxpayer must replace withheld amounts with other funds to avoid taxation on the amount previously withheld.

SEE YOUR OWN TAX ADVISER
It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed herein. It should also be understood that should a plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Internal Revenue Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable annuity contract or exercising elections under such a contract. For further information a qualified tax adviser should be consulted.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 36.105, Title 110B of the Texas Revised Civil Statutes, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interests in a variable annuity contract issued under the ORP only upon (1) termination of employment in all institutions of higher education as defined in Texas law, (2) retirement, or (3) death. Accordingly, participants in the ORP will be required to obtain certifications from their employers of their status with respect to ORP employers before they may redeem their contract or transfer contract values to another carrier qualified to participate in ORP.

------------------------------------------------------------------------
YEAR 2000 COMPUTER PROBLEM

The services provided by Minnesota Mutual to the Separate Account and its contract owners depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way that dates are encoded, stored and calculated. That failure could have a negative impact on the ability of Minnesota Mutual to provide services to contract owners. Minnesota Mutual has been actively working on necessary changes to its computer systems to deal with the year 2000. Although there can be no assurance of complete success, Minnesota Mutual believes that it will be able to resolve these issues on a timely basis and that there will be no material adverse impact on its ability to provide services to the Separate Account.
  In addition, Minnesota Mutual's operations could be impacted by its service providers' or suppliers' year 2000 efforts. Minnesota Mutual has undertaken an initiative to assess the efforts of organizations where there is a significant business relationship; however there is no assurance that Minnesota Mutual will not be affected by year 2000 problems of other organizations.

------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information, which contains additional information including financial statements, is available from the offices of Minnesota Mutual at your request. The Table of Contents for that Statement of Additional Information is as follows:

    Trustees and Principal Management Officers of Minnesota Mutual
     Distribution of Contracts
     Performance Data
     Auditors
     Registration Statement
     Financial Statements

                 (This page has been left blank intentionally.)

APPENDIX A--ILLUSTRATION OF VARIABLE ANNUITY VALUES

The illustration included in this appendix shows the effect of investment performance on the monthly variable annuity income. The illustration assumes a gross investment return, after tax, of: 0%, 6.54% and 12.00%.
  For illustration purposes, an average annual expense equal to 2.02% of the average daily net assets is deducted from the gross investment return to determine the net investment return. The net investment return is then used to project the monthly variable annuity incomes. The expense charge of 2.02% includes: 1.25% for mortality and expense risk, and an average of .77% for investment management and other fund expenses. These expenses are listed for each portfolio in the table following.
  The gross and net investment rates are for illustrative purposes only and are not a reflection of past or future performance. Actual variable annuity income will be more or less than shown if the actual returns are different than those illustrated.
  The illustration assumes 100% of the assets are invested in sub-account(s) of the Variable Annuity Account. For comparison purposes, a current fixed annuity income, available through the general account is also provided. The illustration assumes an initial interest rate, used to determine the first variable payment of 4.50%. After the first variable annuity payment, future payments will increase if the annualized net rate of return exceeds the initial interest rate, and will decrease if the annualized net rate of return is less than the initial interest rate.
  The illustration provided is for a male, age 65, selecting a life and 10 year certain annuity option with $100,000 of non-qualified funds, residing in the State of Minnesota. Upon request, we will provide a comparable illustration based upon the proposed annuitant's date of birth, sex, annuity option, state of residence, type of funds, value of funds, and selected gross annual rate of return (not to exceed 12%).

             ACTUAL 1997 VARIABLE ANNUITY SEPARATE ACCOUNT CHARGES
                               AND FUND EXPENSES

                                                   FUND          OTHER
SEPARATE ACCOUNT                 MORTALITY &    MANAGEMENT        FUND       DISTRIBUTION
SUB-ACCOUNT NAME                EXPENSE RISK        FEE         EXPENSES       EXPENSES     TOTAL
------------------------------  -------------   -----------   ------------   ------------   ------
Growth........................      1.25%           .50%          .05%         --            1.80%
Bond..........................      1.25%           .50%          .07%         --            1.82%
Money Market..................      1.25%           .50%          .09%         --            1.84%
Asset Allocation..............      1.25%           .50%          .05%         --            1.80%
Mortgage Securities...........      1.25%           .50%          .09%         --            1.84%
Index 500.....................      1.25%           .40%          .05%         --            1.70%
Capital Appreciation..........      1.25%           .75%          .05%         --            2.05%
International Stock...........      1.25%           .71%          .26%         --            2.22%
Small Company.................      1.25%           .75%          .07%         --            2.07%
Maturing Government Bond
 1998.........................      1.25%           .25%          .15%         --            1.65%
Maturing Government Bond
 2002.........................      1.25%           .25%          .15%         --            1.65%
Maturing Government Bond
 2006.........................      1.25%           .25%          .15%         --            1.65%
Maturing Government Bond
 2010.........................      1.25%           .25%          .15%         --            1.65%
Value Stock...................      1.25%           .75%          .05%         --            2.05%
Small Company Value...........      1.25%           .75%          .15%         --            2.15%
Global Bond...................      1.25%           .60%         1.00%         --            2.85%
Index 400 Mid-Cap.............      1.25%           .40%          .15%         --            1.80%
Macro-Cap Value...............      1.25%           .70%          .15%         --            2.10%
Micro-Cap Growth..............      1.25%          1.10%          .15%         --            2.50%
Real Estate Securities........      1.25%           .75%          .15%         --            2.15%
Templeton Developing Markets
 Class 2 (1)..................      1.25%          1.25%          .33%           .25%        3.08%
                                                                                  --
                                     ---            ---           ---                       ------
        Average...............      1.25%           .59%          .17%           .01%        2.02%

(1) Templeton Developing Markets Fund Class 2 has a distribution plan or "Rule 12b-1" Plan which is described in the Fund's prospectus. Because Class 2 shares were not offered until May 1, 1997, figures (other than "Distribution Expenses") are estimates for 1998 based on historical experiences fo the Fund's Class 1 shares for the fiscal year ended December 31, 1997.

                      VARIABLE ANNUITY PAYOUT ILLUSTRATION

PREPARED FOR: Prospect

PREPARED BY: Minnesota Mutual

SEX: Male    DATE OF BIRTH: 05/01/1933

STATE: MN

LIFE EXPECTANCY: 20.0 (IRS) 18.1 (MML)

ANNUITIZATION OPTION: 10 Year Certain with Life Contingency

QUOTATION DATE: 05/01/1998

COMMENCEMENT DATE: 06/01/1998

SINGLE PAYMENT RECEIVED: $100,000.00
FUNDS: Non-Qualified

INITIAL MONTHLY INCOME: $663

  The monthly variable annuity income amount shown below assumes a constant annual investment return. The initial interest rate of 4.50% is the assumed rate used to calculate the first monthly payment. Thereafter, monthly payments will increase or decrease

based  upon  the  relationship  between  the  initial  interest  rate  and   the
performance of the sub-account(s) selected. The investment returns shown are hypothetical and not a representation of future results.

                                                                            ANNUAL RATE OF RETURN
                                                         -----------------------------------------------------------
                                                                       0% GROSS        6.52% GROSS     12.00% GROSS
DATE                                                        AGE      (-2.02% NET)      (4.50% NET)     (9.98% NET)
-------------------------------------------------------  ---------  ---------------  ---------------  --------------
June 1, 1998...........................................         65     $     663        $     663             $663
June 1, 1999...........................................         66           662              663              698
June 1, 2000...........................................         67           583              663              735
June 1, 2001...........................................         68           547              663              773
June 1, 2002...........................................         69           513              663              814
June 1, 2007...........................................         74           371              663            1,051
June 1, 2012...........................................         79           269              663            1,357
June 1, 2017...........................................         84           195              663            1,752
June 1, 2022...........................................         89           141              663            2,262
June 1, 2027...........................................         94           102              663            2,920
June 1, 2032...........................................         99            74              663            3,770
June 1, 2033...........................................        100            70              663            3,968

  IF 100%  OF YOUR  PURCHASE  WAS APPLIED  TO PROVIDE  A  FIXED ANNUITY  ON  THE
QUOTATION DATE OF THIS ILLUSTRATION, THE FIXED ANNUITY INCOME AMOUNT WOULD BE $720.
  Net rates of return reflect expenses totaling 2.02%, which consist of the 1.25% Variable Annuity Account mortality and expense risk charge and .77% for the Fund management fee and other Fund expenses (this is an average with the actual varying from .40% to 1.83%).
  Minnesota Mutual MultiOption variable annuities are available through registered representatives of Ascend Financial Services, Inc.

                This is an illustration only and not a contract.

                    Minnesota Mutual Variable Annuity Account
               ("Variable Annuity Account"), a Separate Account of

                   The Minnesota Mutual Life Insurance Company
                              ("Minnesota Mutual")
                             400 Robert Street North
                         St. Paul, Minnesota  55101-2098

                           Telephone:   (612) 665-3500

                       Statement of Additional Information

The date of this document and the Prospectus is:  May 1, 1998

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Fund's current Prospectus, bearing the same date, which may be obtained by calling The Minnesota Mutual Life Insurance Company at (612) 665-3500; or after September 1, 1998, (651) 665-3500; or
writing to Minnesota Mutual at Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098.

     Trustees and Principal Management Officers of Minnesota Mutual Distribution of Contracts
     Performance Data
     Auditors
     Registration Statement
     Financial Statements

         TRUSTEES AND PRINCIPAL MANAGEMENT OFFICERS OF MINNESOTA MUTUAL

    Trustees                         Principal Occupation

Giulio Agostini               Senior Vice President, Finance and Administrative
                              Services, Minnesota Mining and Manufacturing
                              Company, Maplewood, Minnesota

Anthony L. Andersen           Chair-Board of Directors, H. B. Fuller Company,
                              St. Paul, Minnesota, since June 1995, prior thereto for more than five years President and Chief Executive Officer, H. B. Fuller Company
                              (Adhesive Products)

Leslie S. Biller              President and Chief Operating Officer, Norwest
                              Corporation, Minneapolis, Minnesota (Banking)

John F. Grundhofer            President and Chief Executive Officer, U.S.
                              Bancorp, Minneapolis, Minnesota (Banking)

Harold V. Haverty             Retired since May 1995, prior thereto, for more
                              than five years Chairman of the Board, President and Chief Executive Officer, Deluxe Corporation,
                              Shoreview, Minnesota (Check Printing)

David S. Kidwell, Ph.D.       Dean and Professor of Finance, The Curtis L.
                              Carlson School of Management, University of
                              Minnesota

Reatha C. King, Ph.D.         President and Executive Director, General Mills
                              Foundation, Minneapolis, Minnesota

Thomas E. Rohricht            Member, Doherty, Rumble & Butler Professional
                              Association, St. Paul, Minnesota (Attorneys)

Terry Tinson Saario, Ph.D.    Prior to March 1996, and for more than five
                              years, President, Northwest Area Foundation,
                              St. Paul, Minnesota (Private Regional
                              Foundation)

Robert L. Senkler             Chairman of the Board, President and Chief
                              Executive Officer, The Minnesota Mutual Life
                              Insurance Company, since August 1995; prior thereto for more than five years Vice President and Actuary, The Minnesota Mutual Life Insurance
                              Company

Michael E. Shannon            Chairman, Chief Financial and Administrative
                              Officer, Ecolab, Inc., St. Paul, Minnesota
                              (Develops and Markets Cleaning and Sanitizing
                              Products)

Frederick T. Weyerhaeuser     Retired since April 1998, prior thereto
                              Chairman and Treasurer, Clearwater Investment
                              Trust, since May 1996, prior thereto for more than five years, Chairman, Clearwater Management
                              Company, St. Paul, Minnesota (Financial
                              Management)

Principal Officers (other than Trustees)

            Name                     Position

      John F. Bruder              Senior Vice President

      Keith M. Campbell           Senior Vice President

      Frederick P. Feuerherm      Vice President

      Robert E. Hunstad           Executive Vice President

      James E. Johnson            Senior Vice President and Actuary

      Michael T. Kellett          Vice President

      Richard D. Lee              Vice President

      Robert M. Olafson           Vice President

      Dennis E. Prohofsky         Senior Vice President, General Counsel
                                  and Secretary

      Gregory S. Strong           Senior Vice President and Chief Financial
                                  Officer

      Terrence M. Sullivan        Senior Vice President

      Randy F. Wallake            Senior Vice President

      William N. Westhoff         Senior Vice President and Treasurer

All Trustees who are not also officers of Minnesota Mutual have had the principal occupation (or employers) shown for at least five years. All officers of Minnesota Mutual have been employed by Minnesota Mutual for at least five years with the exception of Mr. Westhoff. Mr. Westhoff has been employed by Minnesota Mutual since April 1998. Prior thereto, Mr. Westhoff was employed by American Express Financial Corporation, Minneapolis, Minnesota, from August 1994 to October 1997 as Senior Vice President, Global Investments and from November 1989 to July 1994 as Senior Vice President, Fixed Income Management.

DISTRIBUTION OF CONTRACTS

The contracts will be sold in a continuous offering by our life insurance agents who are also registered representatives of Ascend Financial Services, Inc. ("Ascend Financial") or other broker-dealers who have entered into selling agreements with Ascend Financial. Ascend Financial acts as principal underwriter of the contracts. Ascend Financial is a wholly-owned subsidiary of MIMLIC Asset Management Company, which in turn is a wholly-owned subsidiary of Minnesota Mutual Life. MIMLIC Asset Management Company is also the sole owner of the shares of Advantus Capital Management Inc., a registered investment adviser and the investment adviser to the Advantus Series Fund, Inc. Ascend Financial is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and Amounts paid by Minnesota Mutual to the underwriter for 1997, 1996 and 1995 were $15,067,613, $13,034,146 and
$7,203,781, respectively, for payments to associated dealers on the sale of the contracts, which include other contracts issued through the Variable Annuity Account. Agents of Minnesota Mutual who are also registered representatives of Ascend Financial are compensated directly by Minnesota Mutual.

                                PERFORMANCE DATA

CURRENT YIELD FIGURES FOR MONEY MARKET SUB-ACCOUNT

Current annualized yield quotations for the Money Market Sub-Account are based on the Sub-Account's net investment income for a seven-day or other specified period and exclude any realized or unrealized gains or losses on sub-account securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one accumulation unit at the beginning of the specified period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The Variable Annuity Account may also quote the effective yield of the Money Market Sub-Account for a seven-day or other specified period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis. The yield and effective yield of the Money Market Sub-Account for the seven-day period ended December 31, 1997 were 4.14% and 4.23%, respectively. Yield figures quoted by the Money Market Sub-Account will not reflect the deduction of any applicable deferred sales charges (the deferred sales charges, as a percentage of the accumulation value withdrawn, begin as of the contract date at 9% for the flexible payment contract and at 6% for the single payment contract, and decrease uniformly each month for 120 months).

TOTAL RETURN FIGURES FOR ALL SUB-ACCOUNTS

Cumulative total return quotations for Sub-Accounts represent the total return for the period since the Sub-Account became available pursuant to the Variable Annuity Account's registration statement. Cumulative total return is equal to the percentage change between the net asset value of a hypothetical $1,000 investment at the beginning of the period and the net asset value of that same investment at the end of the period. Such quotations of cumulative total return will not reflect the deduction of any applicable deferred sales charges.

Prior to May 3, 1993, several of the Sub-Accounts were known by different names. The Growth Sub-Account was the Stock Sub-Account, the Asset Allocation Sub-Account was the Managed Sub-Account, the Index 500 Sub-Account was the Index Sub-Account and the Capital Appreciation Sub-Account was the Aggressive Growth Sub-Account.

The cumulative total return figures published by the Variable Annuity Account relating to the contracts described in the Prospectus will reflect Minnesota Mutual's voluntary absorption of certain Fund expenses described below. The cumulative total returns for the Sub-Accounts for the specified periods ended December 31, 1997 are shown in the table below. The figures in parentheses show what the cumulative total returns would have been had Minnesota Mutual not absorbed Fund expenses as described.

                                        From Inception           Date of
                                         to 12/31/97            Inception
                                        --------------          ---------
Growth Sub-Account                     283.66% (280.17%)         12/3/85

Bond Sub-Account                       134.03% (132.80%)         12/3/85

Money Market Sub-Account                61.78%  (59.21%)         12/3/85

Asset Allocation Sub-Account           216.14% (215.45%)         12/3/85

Mortgage Securities Sub-Account        116.57% (116.17%)          6/1/87

Index 500 Sub-Account                  281.10% (279.95%)          6/1/87

Capital Appreciation Sub-Account       272.38% (268.38%)          6/1/87

International Stock Sub-Account         91.03%  (90.99%)          5/1/92

Small Company Sub-Account               77.96%  (77.95%)          5/3/93

Maturing Government Bond
  1998 Sub-Account                      22.47%  (21.96%)          5/2/94

Maturing Government Bond
  2002 Sub-Account                      32.17%  (30.99%)          5/2/94

Maturing Government Bond
  2006 Sub-Account                      43.37%  (41.31%)          5/2/94

Maturing Government Bond
  2010 Sub-Account                      53.10%  (48.46%)          5/2/94

Value Stock Sub-Account                112.79% (112.43%)          5/2/94

Small Company Value
  Sub-Account                            1.97%   (1.09%)         10/1/97

Global Bond Sub-Account                  -.24%   (-.24%)         10/1/97

Index 400 Mid-Cap
  Sub-Account                            -.25%  (-1.40%)         10/1/97

Macro-Cap Value Sub-Account             -2.39%  (-2.39%)        10/15/97

Micro-Cap Growth Sub-Account           -13.48% (-14.26%)         10/1/97

Templeton Developing Markets
  Class 2 Sub-Account                  -30.60% (-30.60%)         10/1/97


Cumulative total return quotations for Sub-Accounts will be accompanied by average annual total return figures for a one-year period, five-year period and ten-year period or for the period since the Sub-Account became available pursuant to the Variable Annuity Account's registration statement if less than ten years. Average annual total return figures are the average annual compounded rates of return required for an initial investment of $1,000 to equal the surrender value of that same investment at the end of the period. The surrender value will reflect the deduction of the deferred sales charge applicable to the contract (flexible premium/single premium) and to the length of the period advertised. The average annual total return figures published by the Variable Annuity Account will reflect Minnesota Mutual's voluntary absorption of certain Fund expenses.

For the period subsequent to March 9, 1987, Minnesota Mutual is voluntarily absorbing the fees and expenses that exceed .65% of the average daily net assets of the Growth, Bond, Money Market, Asset Allocation and Mortgage Securities Portfolios of the Fund, .55% of the average daily net assets of the Index 500 Portfolios of the Fund, .90% of the average daily net assets of the Capital Appreciation and Small Company Portfolios of the Funds and expenses that exceed 1.00% of the average daily net assets of the International Stock Portfolios of the Fund exclusive of the advisory fee.
For the period subsequent to May 2, 1994, Minnesota Mutual has voluntarily agreed to absorb fees and expenses that exceed .90% of the average daily net assets of the Value Stock Portfolios, fees and expenses that exceed .40% of the average daily net assets of the Maturing Government Bond Portfolios maturing in 2006 and 2010 and fees and expenses that exceed .20% of the average daily net assets of the Maturing Government Bond Portfolios maturing in 1998 and 2002. Subsequent to May 1, 1998, Minnesota Mutual has voluntarily absorbed fees and expenses that exceed .40% of the average daily net assets of the Maturing Government Bond Portfolios maturing in 1998 and 2002.

For the period subsequent to October 1, 1997, Minnesota Mutual has voluntarily agreed to absorb fees and expenses that exceed .55% of the average daily net assets of the Index 400 Mid-Cap Portfolio, .90% of the average daily net assets of the Small Company Value Portfolio, 1.25% of the average daily net assets of the Micro-Cap Growth Portfolio, .85% of the average daily net assets of the Macro-Cap Value Portfolio and expenses that exceed 1.00% of the average daily net assets of the Global Bond Portfolio of the Fund exclusive of the advisory fee. For the period subsequent to May 1, 1998, Minnesota Mutual has voluntarily agreed to absorb fees and expenses that exceed 90% of the average daily net assets of the Real Estate Securities Portfolio. There is no specified or minimum period of time during which Minnesota Mutual has agreed to continue its voluntary absorption of these expenses, and Minnesota Mutual may in its discretion cease its absorption of expenses at any time. Should Minnesota Mutual cease absorbing expenses the effect would be to increase substantially Fund expenses and thereby reduce investment return.

The average annual rates of return for the Sub-Accounts, in connection with both the flexible premium and single premium contracts described in the Prospectus, for the specified periods ended December 31, 1997 are shown in the tables below. The figures in parentheses show what the average annual rates of return would have been had Minnesota Mutual not absorbed Fund expenses as described above.


                                                      FLEXIBLE PREMIUM CONTRACT

                                     Year Ended            Five Years             Ten Years           From Inception        Date of
                                      12/31/97           Ended 12/31/97         Ended 12/31/97          to 12/31/97        Inception
                                      --------           --------------         --------------          -----------        ---------
Growth Sub-Account                 22.15%    22.15%      13.06%  (13.06%)       14.00% (13.96%)         N/A     (N/A)        12/3/85

Bond Sub-Account                     .19%     (.19%)      5.05%   (5.04%)        7.34%  (7.28%)         N/A     (N/A)        12/3/85

Money Market Sub-Account           -3.74%   (-3.74%)      2.23%   (2.04%)        4.02%  (3.79%)         N/A     (N/A)        12/3/85

Asset Allocation Sub-Account        8.95%    (8.95%)      9.62%   (9.62%)       11.47% (11.46%)         N/A     (N/A)        12/3/85

Mortgage Securities Sub-Account     -.07%    (-.07%)      5.22%   (5.22%)        7.85%  (7.82%)         N/A      N/A          6/1/87

Index 500 Sub-Account              21.19%   (21.19%)     17.13%  (17.13%)       16.07% (16.04%)         N/A      N/A          6/1/87

Capital Appreciation Sub-Account   17.43%   (17.43%)     13.52%  (13.51%)       14.89% (14.79%)         N/A      N/A          6/1/87

International Stock Sub-Account     2.49%    (2.49%)     14.68%  (14.68%)         N/A    (N/A)        11.39%   (11.38%)       5/1/92

Small Company Sub-Account          -1.34%   (-1.34%)       N/A     (N/A)          N/A    (N/A)        12.08%   (12.08%)       5/3/93

Maturing Government Bond
  1998 Sub-Account                 -2.86%   (-3.38%)       N/A     (N/A)          N/A    (N/A)         4.17%    (3.61%)       5/2/94


                                       7

Maturing Government Bond
  2002 Sub-Account                  -.66%   (-1.61%)       N/A     (N/A)          N/A    (N/A)         6.36%    (5.44%)      5/2/94

Maturing Government Bond
  2006 Sub-Account                  3.12%    (2.05%)       N/A     (N/A)          N/A    (N/A)         8.75%    (7.57%)      5/2/94

Maturing Government Bond
  2010 Sub-Account                  7.92%    (6.07%)       N/A     (N/A)          N/A    (N/A)        10.71%    (8.53%)      5/2/94

Value Stock Sub-Account            10.96%   (10.96%)       N/A     (N/A)          N/A    (N/A)        20.79%   (20.71%)      5/2/94

Small Company Value Sub-Account      N/A      (N/A)        N/A     (N/A)          N/A    (N/A)        -6.08%   (-6.96%)     10/1/97

Global Bond Sub-Account              N/A      (N/A)        N/A     (N/A)          N/A    (N/A)        -8.12%   (-8.12%)     10/1/97

Index 400 Mid-Cap Sub-Account        N/A      (N/A)        N/A     (N/A)          N/A    (N/A)        -8.13%   (-9.28%)     10/1/97

Macro-Cap Value Sub-Account          N/A      (N/A)        N/A     (N/A)          N/A    (N/A)       -10.10%  (-10.10%)     10/15/97

Micro-Cap Growth Sub-Account         N/A      (N/A)        N/A     (N/A)          N/A    (N/A)       -20.31%  (-21.09%)     10/1/97

Templeton Developing Markets
 Class 2 Sub Account                 N/A      (N/A)        N/A     (N/A)          N/A    (N/A)       -36.08%  (-36.08%)     10/1/97



                                                       SINGLE PREMIUM CONTRACT

                                     Year Ended            Five Years             Ten Years          From Inception         Date of
                                      12/31/97           Ended 12/31/97        Ended 12/31/97          to 12/31/97         Inception
                                      --------           --------------        --------------          -----------         ---------
Growth Sub-Account                 25.36%  (25.36%)     13.38%  (13.38%)       14.00% (13.96%)         N/A     (N/A)        12/3/85

Bond Sub-Account                    2.81%   (2.81%)      5.35%   (5.34%)        7.34%  (7.28%)         N/A     (N/A)        12/3/85

Money Market Sub-Account           -1.22%  (-1.22%)      2.51%   (2.32%)        4.02%  (3.79%)         N/A     (N/A)        12/3/85

Asset Allocation Sub-Account       11.80%  (11.80%)      9.93%   (9.93%)       11.47% (11.46%)         N/A     (N/A)        12/3/85

Mortgage Securities Sub-Account     2.55%   (2.55%)      5.52%   (5.52%)        7.85%  (7.82%)         N/A     (N/A)         6/1/87

Index 500 Sub-Account              24.37%  (24.37%)     17.46%  (17.46%)       16.07% (16.07%)         N/A     (N/A)         6/1/87

Capital Appreciation Sub-Account   20.51%  (20.51%)     13.83%  (13.82%)       14.89% (14.79%)         N/A     (N/A)         6/1/87


                                       8


International Stock Sub-Account     5.18%   (5.18%)     15.00%  (15.00%)         N/A    (N/A)        11.63%   (11.62%)       5/1/92

Small Company Sub-Account           1.25%   (1.25%)       N/A     (N/A)          N/A    (N/A)        12.44%   (12.44%)       5/3/93

Maturing Government Bond
  1998 Sub-Account                  -.32%   (-.84%)       N/A     (N/A)          N/A    (N/A)         4.68%    (4.12%)       5/2/94

Maturing Government Bond
  2002 Sub-Account                  1.95%   (1.00%)       N/A     (N/A)          N/A    (N/A)         6.88%    (5.96%)       5/2/94

Maturing Government Bond
  2006 Sub-Account                  5.82%   (4.75%)       N/A     (N/A)          N/A    (N/A)         9.28%    (8.10%)       5/2/94

Maturing Government Bond
  2010 Sub-Account                 10.75%   (8.90%)       N/A     (N/A)          N/A    (N/A)        11.25%    (9.07%)       5/2/94

Value Stock Sub-Account            13.87%  (13.87%)       N/A     (N/A)          N/A    (N/A)        21.38%   (21.38%)       5/2/94

Small Company Value
  Sub-Account                        N/A    (N/A)         N/A     (N/A)          N/A    (N/A)        -3.40%   (-4.28%)      10/1/97

Global Bond Sub-Account              N/A    (N/A)         N/A     (N/A)          N/A    (N/A)        -5.49%   (-5.49%)      10/1/97

Index 400 Mid-Cap
  Sub-Account                        N/A    (N/A)         N/A     (N/A)          N/A    (N/A)        -5.50%   (-6.65%)      10/1/97

Macro-Cap Value
  Sub-Account                        N/A    (N/A)         N/A     (N/A)          N/A    (N/A)        -7.53%   (-7.53%)      10/15/97

Micro-Cap Growth
  Sub-Account                        N/A    (N/A)         N/A     (N/A)          N/A    (N/A)        -18.03%  (18.81%)      10/1/97

Tempeleton Developing
  Markets Class 2
  Sub-Accounts                       N/A    (N/A)         N/A     (N/A)          N/A    (N/A)        -34.26% (-34.26%)      10/1/97


The average annual total return figures described above may be accompanied by other average annual total return quotations which do not reflect the deduction of any deferred sales charges. Such other average annual total return figures will be calculated as described above, except that the initial $1,000 investment will be equated to that same investment's net asset value, rather than its surrender value, at the end of the period. The average annual rates of return, as thus calculated, for the Sub-Accounts of the contracts described in the Prospectus for the specified periods ended December 31, 1997 are shown in the table below. Inasmuch as no deferred sales charges are reflected in these figures, they are the same for both the flexible premium and the single premium contracts. The figures in parentheses show what the average annual rates of return, without the application of applicable deferred sales charges, would have been had Minnesota Mutual not absorbed Fund expenses as described above.

                                     Year Ended            Five Years             Ten Years          From Inception         Date of
                                      12/31/97           Ended 12/31/97        Ended 12/31/97          to 12/31/97         Inception
                                      --------           --------------        --------------          -----------         ---------
Growth Sub-Account                 31.76%  (31.76%)     14.00%  (14.00%)       14.00% (13.96%)         N/A     (N/A)        12/3/85

Bond Sub-Account                    8.06%  (8.06%)       5.93%   (5.92%)        7.34%  (7.28%)         N/A     (N/A)        12/3/85

Money Market Sub-Account            3.83%   (3.83%)      3.07%   (2.88%)        4.02%  (3.79%)         N/A     (N/A)        12/3/85

Asset Allocation Sub-Account       17.51%  (17.51%)     10.53%  (10.53%)       11.47% (11.47%)         N/A     (N/A)        12/3/85

Mortgage Securities Sub-Account     7.78%   (7.78%)      6.09%   (6.09%)        7.85%  (7.82%)         N/A     (N/A)         6/1/87

Index 500 Sub-Account              30.72%  (30.72%)     18.11%  (18.11%)       16.07% (16.04%)         N/A     (N/A)         6/1/87

Capital Appreciation Sub-Account   26.67%  (26.67%)     14.46%  (14.46%)       14.89% (14.79%)         N/A     (N/A)         6/1/87

International Stock Sub-Account    10.55%  (10.55%)     15.63%  (15.63%)         N/A    (N/A)        12.09%  (12.08%)        5/1/92

Small Company Sub-Account           6.42%   (6.42%)       N/A     (N/A)          N/A    (N/A)        13.15%  (13.15%)        5/3/93

Maturing Government Bond
  1998 Sub-Account                  4.78%   (4.26%)       N/A     (N/A)          N/A    (N/A)         5.68%   (5.12%)        5/2/94

Maturing Government Bond
  2002 Sub-Account                  7.15%   (6.20%)       N/A     (N/A)          N/A    (N/A)         7.90%   (6.98%)        5/2/94

Maturing Government Bond
  2006 Sub-Account                 11.23%  (10.16%)       N/A     (N/A)          N/A    (N/A)        10.32%   (9.14%)        5/2/94

Maturing Government Bond
  2010 Sub-Account                 16.40%  (14.55%)       N/A     (N/A)          N/A    (N/A)        12.31%  (10.13%)        5/2/94


                                       10

Value Stock
  Sub-Account                      19.69%  (19.69%)       N/A     (N/A)          N/A    (N/A)        22.54%  (22.46%)        5/2/94

Small Company Value
  Sub-Account                       N/A     (N/A)         N/A     (N/A)          N/A    (N/A)         1.97%   (1.09%)       10/1/97

Global Bond
  Sub-Account                       N/A     (N/A)         N/A     (N/A)          N/A    (N/A)         -.24%   (-.24%)       10/1/97

Index 400 Mid-Cap
  Sub-Account                       N/A     (N/A)         N/A     (N/A)          N/A    (N/A)         -.25%  (-1.40%)       10/1/97

Macro-Cap Value
  Sub-Account                       N/A     (N/A)         N/A     (N/A)          N/A    (N/A)        -2.39%  (-2.39%)       10/15/97

Micro-Cap Growth
  Sub-Account                       N/A     (N/A)         N/A     (N/A)          N/A    (N/A)       -13.48% (-14.26%)       10/1/97

Templeton Developing
  Markets Class 2
  Sub-Account                       N/A     (N/A)         N/A     (N/A)          N/A    (N/A)       -30.60% (-30.60%)       10/1/97

PREDICTABILITY OF RETURN

ANTICIPATED VALUE AT MATURITY. The maturity values of zero-coupon bonds are specified at the time the bonds are issued, and this feature, combined with the ability to calculate yield to maturity, has made these instruments popular investment vehicles for investors seeking reliable investments to meet long-term financial goals.

Each Maturing Government Bond Portfolio of the Fund consists primarily of zero-coupon bonds but is actively managed to accommodate contract owner activity and to take advantage of perceived market opportunities. Because of this active management approach, there is no guarantee that a certain price per share of a Maturing Government Bond Portfolio, or a certain price per unit of the corresponding Sub-Account, will be attained by the time a Portfolio is liquidated. Instead, the Fund attempts to track the price behavior of a directly held zero-coupon bond by:

     (1) Maintaining a weighted average maturity within each Maturing Government Bond Portfolio's target maturity year;

     (2) Investing at least 90% of assets in securities that mature within one year of that Portfolio's target maturity year;

     (3) Investing a substantial portion of assets in Treasury STRIPS (the most liquid Treasury zero);

     (4)  Under normal conditions, maintaining a nominal cash balance;

     (5) Executing portfolio transactions necessary to accommodate net contract owner purchases or redemptions on a daily basis; and

     (6) Whenever feasible, contacting several U.S. government securities dealers for each intended transaction in an effort to obtain the best price on each transaction.

These measures enable the Company to calculate an anticipated value at maturity
(AVM) for each unit of a Maturing Government Bond Sub-Account, calculated as of the date of purchase of such unit, that approximates the price per unit that such unit will achieve by the weighted average maturity date of the underlying Portfolio. The AVM calculation for each Maturing Government Bond Sub-Account is as follows:

                      AVM = P(1 + AGR/2) to the power of 2T

where P = the Sub-Account's current price per unit; T = the Sub-Account's weighted average term to maturity in years; and AGR = the anticipated growth rate.

This calculation assumes an expense ratio and a portfolio composition for the underlying Maturing Government Bond Portfolio that remain constant for the life of such Portfolio. Because the Portfolio's expenses and composition do not remain constant, however, the Company may calculate AVM for each Maturing Government Bond Sub-Account on any day on which the underlying Maturing Government Bond Portfolio is valued. Such an AVM is applicable only to units purchased on that date.

In addition to the measures described above, which the adviser believes are adequate to assure close correspondence between the price behavior of each Portfolio and the price behavior of directly held zero-coupon bonds with comparable maturities, the Fund expects that each Portfolio will invest at least 90% of its net assets in zero-coupon bonds until it is within four years of its target maturity year and at least 80% of its net assets in zero-coupon securities within two to four years of its target maturity year. This expectation may be altered if the market supply of zero-coupon securities diminishes unexpectedly.

ANTICIPATED GROWTH RATE.  The Company calculates an anticipated growth rate
(AGR) for each Maturing Government Bond Sub-Account on each day on which the underlying Portfolio is valued. AGR is a calculation of the anticipated annualized rate of growth for a Sub-Account unit, calculated from the date of purchase of such unit to the Sub-Account's target maturity date. As is the case with calculations of AVM, the AGR calculation assumes that each underlying Maturing Government Bond Portfolio expense ratio and portfolio composition will remain constant. Each Maturing Government Bond Sub-Account AGR changes from day to day (i.e., a particular AGR calculation is applicable only to units purchased on that date), due primarily to changes in interest rates and, to a lesser extent, to changes in portfolio composition and other factors that affect the value of the underlying Portfolio.

The Company expects that a contract owner who holds specific units until the underlying Portfolio's weighted average maturity date will realize an investment return and maturity value on those units that do not differ substantially from the AGR and AVM calculated on the day such units were purchased. The AGR and AVM calculated with respect to units purchased any other date, however, may be materially different.

                                    AUDITORS

The consolidated financial statements of Minnesota Mutual and the Minnesota Mutual Variable Annuity Account included herein have been audited by KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, independent auditors, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG Peat Marwick LLP and upon the authority of said firm as experts in accounting and auditing.

                             REGISTRATION STATEMENT

We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the contracts offered hereby. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Annuity Account, Minnesota Mutual, and the contracts. Statements contained in this Prospectus as to the contents of contracts and other legal instruments are summaries, and reference is made to such instruments as filed.

                             INDEPENDENT AUDITORS' REPORT



The Board of Trustees of The Minnesota Mutual Life Insurance Company and Contract Owners of Minnesota Mutual Variable Annuity Account:

We have audited the accompanying statements of assets and liabilities of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value,
International Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Templeton Developing Markets Segregated Sub-Accounts of Minnesota Mutual Variable Annuity Account (the Account) (class of contracts offered for combination Fixed and Variable Annuity Contracts for Personal Retirement Plans) as of December 31, 1997 and the related statements of operations for the year then ended (the period from September 29, 1997, commencement of operations, to December 31, 1997 for Small Company Value and Index 400
Mid-Cap segregated sub-accounts, the period from September 24, 1997, commencement of operations, to December 31, 1997 for International Bond segregated sub-account, the period from September 15, 1997, commencement of operations, to December 31, 1997 for Micro-Cap Growth segregated sub-account, the period from October 15,1997, commencement of operations, to December 31, 1997 for Macro-Cap Value segregated sub-account and the period from October 2, 1997, commencement of operations, to December 31, 1997 for Templeton Developing Markets segregated sub-account) the statements of changes in net assets for each of the years in the two-year period then ended (the period from September 29, 1997, commencement of operations, to December 31, 1997 for Small Company Value and Index 400 Mid-Cap segregated sub-accounts, the period from September 24, 1997, commencement of operations, to December 31, 1997 for International Bond segregated sub-account, the period from September 15,1997, commencement of operations, to December 31,1997 for Micro-Cap Growth segregated sub-account, the period from October 15, 1997, commencement of operations, to December 31, 1997, for Macro-Cap Value segregated sub-account and for the period from October 2, 1997, commencement of operations to December 31, 1997 for Templeton Developing Markets segregated sub-account) and the financial highlights for the periods in footnote (6). These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1997 were confirmed to us by the respective Sub-Account mutual fund, or for Advantus Series Fund, Inc. (formerly MIMLIC Series Fund, Inc.), verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, International Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Templeton Developing Markets Segregated Sub-Accounts of Minnesota Mutual Variable Annuity Account at December 31, 1997 and the results of their operations, changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                   KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 20, 1998

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                     STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997

                                                                                             SEGREGATED SUB-ACCOUNTS
                                                                                   --------------------------------------
                                                                                                                 MONEY
                                        ASSETS                                         GROWTH        BOND        MARKET
                                        ------                                     ------------ ------------ ------------
Investments in shares of Advantus Series Fund, Inc.:
  Growth Portfolio, 75,052,197 shares at net asset value of $2.40 per share
    (cost $148,695,896) .......................................................... $180,110,618        -            -
  Bond Portfolio, 77,690,256 shares at net asset value of $1.33 per share
    (cost $96,660,321) ...........................................................        -      102,984,322        -
  Money Market Portfolio, 32,324,767 shares at net asset value of $1.00 per
    share (cost $32,324,767) .....................................................        -            -       32,324,767
  Asset Allocation Portfolio, 192,771,941 shares at net asset value of $2.03 per
    share (cost $312,521,866) ....................................................        -            -            -
  Mortgage Securities Portfolio, 62,637,402 shares at net asset value of $1.21
    per share (cost $72,229,435) .................................................        -            -            -
  Index 500 Portfolio, 67,489,230 shares at net asset value of $3.10 per share
    (cost $135,527,207) ..........................................................        -            -            -
  Capital Appreciation Portfolio, 70,196,900 shares at net asset value of $2.85
    per share (cost $138,929,837) ................................................        -            -            -
                                                                                   ------------  -----------   ----------

                                                                                    180,110,618  102,984,322   32,324,767

Receivable for investments sold ..................................................      190,155       66,256      444,339
Receivable from Minnesota Mutual for contract purchase payments ..................      215,326      196,619       84,420
                                                                                   ------------  -----------   ----------

        Total assets .............................................................  180,516,099  103,247,197   32,853,526
                                                                                   ------------  -----------   ----------

                                     LIABILITIES
                                     -----------
Payable for investments purchased ................................................      215,326      196,619       84,420
Payable to Minnesota Mutual for contract terminations and mortality and
  expense charges ................................................................      190,155       66,256      444,339
                                                                                   ------------  -----------   ----------

        Total liabilities ........................................................      405,481      262,875      528,759
                                                                                   ------------  -----------   ----------

        Net assets applicable to annuity contract owners ......................... $180,110,618  102,984,322   32,324,767
                                                                                   ------------  -----------   ----------
                                                                                   ------------  -----------   ----------

                               CONTRACT OWNERS' EQUITY
                               -----------------------
Contracts in accumulation period, accumulation units outstanding of 44,705,247 for Growth; 43,266,404 for Bond; 19,804,841 for Money Market; 119,491,402 for
  Asset Allocation; 34,751,197 for Mortgage Securities; 54,579,265 for Index 500
  and 53,582,481 for Capital Appreciation......................................... $179,196,196  102,234,395   32,294,387
Contracts in annuity payment period (note 2) .....................................      914,422      749,927       30,380
                                                                                   ------------  -----------   ----------

        Total contract owners' equity ............................................ $180,110,618  102,984,322   32,324,767
                                                                                   ------------  -----------   ----------
                                                                                   ------------  -----------   ----------

NET ASSET VALUE PER ACCUMULATION UNIT ............................................ $       4.01         2.37         1.63
                                                                                   ------------  -----------   ----------
                                                                                   ------------  -----------   ----------


                                                                                                SEGREGATED SUB-ACCOUNTS
                                                                                  -------------------------------------------------
                                                                                     ASSET       MORTGAGE      INDEX     CAPITAL
                                        ASSETS                                     ALLOCATION   SECURITIES      500    APPRECIATION
                                        ------                                    ------------ ------------  --------- ------------
Investments in shares of Advantus Series Fund, Inc.:
  Growth Portfolio, 75,052,197 shares at net asset value of $2.40 per share
    (cost $148,695,896) ........................................................       -            -            -            -
  Bond Portfolio, 77,690,256 shares at net asset value of $1.33 per share
    (cost $96,660,321) .........................................................       -            -            -            -
  Money Market Portfolio, 32,324,767 shares at net asset value of $1.00 per
    share (cost $32,324,767) ...................................................       -            -            -            -
  Asset Allocation Portfolio, 192,771,941 shares at net asset value of $2.03 per
    share (cost $312,521,866) .................................................. 391,032,409        -            -            -
  Mortgage Securities Portfolio, 62,637,402 shares at net asset value of $1.21
    per share (cost $72,229,435) ...............................................       -       75,862,180        -            -
  Index 500 Portfolio, 67,489,230 shares at net asset value of $3.10 per share
    (cost $135,527,207) ........................................................       -            -      209,465,456        -
  Capital Appreciation Portfolio, 70,196,900 shares at net asset value of $2.85
    per share (cost $138,929,837) ..............................................       -            -            -      200,190,828
                                                                                ------------  -----------  -----------  -----------

                                                                                 391,032,409   75,862,180  209,465,456  200,190,828

Receivable for investments sold ................................................     119,342       44,611      167,882       32,677
Receivable from Minnesota Mutual for contract purchase payments ................     265,608      113,793      186,022      173,559
                                                                                ------------  -----------  -----------  -----------

        Total assets ........................................................... 391,417,359   76,020,584  209,819,360  200,397,064
                                                                                ------------  -----------  -----------  -----------

                                     LIABILITIES
                                     -----------
Payable for investments purchased ..............................................     265,608      113,793      186,022      173,559
Payable to Minnesota Mutual for contract terminations and mortality and
  expense charges ..............................................................     119,342       44,611      167,882       32,677
                                                                                ------------  -----------  -----------  -----------

        Total liabilities ......................................................     384,950      158,404      353,904      206,236
                                                                                ------------  -----------  -----------  -----------

        Net assets applicable to annuity contract owners ....................... 391,032,409   75,862,180  209,465,456  200,190,828
                                                                                ------------  -----------  -----------  -----------
                                                                                ------------  -----------  -----------  -----------

                               CONTRACT OWNERS' EQUITY
                               -----------------------
Contracts in accumulation period, accumulation units outstanding of 44,705,247 for Growth; 43,266,404 for Bond; 19,804,841 for Money Market; 119,491,402 for
  Asset Allocation; 34,751,197 for Mortgage Securities; 54,579,265 for Index
  500 and 53,582,481 for Capital Appreciation................................... 387,882,050   75,331,558  208,069,256  199,012,499
Contracts in annuity payment period (note 2) ...................................   3,150,359      530,622    1,396,200    1,178,329
                                                                                ------------  -----------  -----------  -----------

        Total contract owners' equity .......................................... 391,032,409   75,862,180  209,465,456  200,190,828
                                                                                ------------  -----------  -----------  -----------
                                                                                ------------  -----------  -----------  -----------

NET ASSET VALUE PER ACCUMULATION UNIT ..........................................        3.25         2.17         3.81         3.71
                                                                                ------------  -----------  -----------  -----------
                                                                                ------------  -----------  -----------  -----------

See accompanying notes to financial statements.

                MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                  STATEMENTS OF ASSETS AND LIABILITIES
                          DECEMBER 31, 1997

                                                                                            SEGREGATED SUB-ACCOUNTS
                                                                            ---------------------------------------------------
                                                                                                        MATURING     MATURING
                                                                             INTERNATIONAL   SMALL     GOVERNMENT   GOVERNMENT
                                        ASSETS                                  STOCK       COMPANY     BOND 1998    BOND 2002
                                        ------                              ------------  -----------  -----------  -----------
Investments in shares of Advantus Series Fund, Inc.:
  International Stock Portfolio, 116,932,366 shares at net asset
    value of $1.71 per share (cost $165,400,474) .......................... $199,426,099        -            -            -
  Small Company Portfolio, 74,694,833 shares at net asset value
    of $1.65 per share (cost $109,015,821) ................................        -      123,586,129        -            -
  Maturing Government Bond 1998 Portfolio, 4,246,523 shares at
    net asset value of $1.08 share (cost $4,371,425) ......................        -            -        4,596,761        -
  Maturing Government Bond 2002 Portfolio, 3,556,331 shares at
    net asset value of $1.07 per share (cost $3,692,921) ..................        -            -            -        3,818,401
  Maturing Government Bond 2006 Portfolio, 3,218,672 shares at
    net asset value of $1.16 per share (cost $3,432,949) ..................        -            -            -            -
  Maturing Government Bond 2010 Portfolio, 2,282,762 shares at
    net asset value of $1.29 per share (cost $2,564,420) ..................        -            -            -            -
  Value Stock Portfolio, 84,507,886 shares at net asset value
    of $1.73 per share (cost $134,022,650) ................................        -            -            -            -
                                                                            ------------  -----------    ---------    ---------
                                                                             199,426,099  123,586,129    4,596,761    3,818,401

Receivable for investments sold............................................      166,717       71,500       16,479       13,030
Receivable from Minnesota Mutual for contract purchase payments ...........      251,106      151,748          211       25,191
                                                                            ------------  -----------    ---------    ---------

    Total assets ..........................................................  199,843,922  123,809,377    4,613,451    3,856,622
                                                                            ------------  -----------    ---------    ---------

                                     LIABILITIES
                                     -----------

Payable for investments purchased .........................................      251,106      151,748          211       25,191
Payable to Minnesota Mutual for contract terminations and mortality
  and expense charges......................................................      166,717       71,500       16,479       13,030
                                                                            ------------  -----------    ---------    ---------

    Total liabilities......................................................      417,823      223,248       16,690       38,221
                                                                            ------------  -----------    ---------    ---------

    Net assets applicable to annuity contract owners ...................... $199,426,099  123,586,129    4,596,761    3,818,401
                                                                            ------------  -----------    ---------    ---------
                                                                            ------------  -----------    ---------    ---------

                               CONTRACT OWNERS' EQUITY
                               -----------------------

Contracts in accumulation period, accumulation units outstanding
  103,600,602 for International Stock; 68,590,765 for Small
  Company; 3,789,296 for Maturing  Government Bond 1998; 2,938,848
  for Maturing Government Bond 2002; 2,665,421 for Maturing Government
  Bond 2006; 2,017,743 for Maturing Government Bond 2010 and
  68,251,135 for Value Stock .............................................. $198,085,598  122,127,222    4,589,253    3,796,044
Contracts in annuity payment period (note 2) ..............................    1,340,501    1,458,907        7,508       22,357
                                                                            ------------  -----------    ---------    ---------

        Total contract owners' equity ..................................... $199,426,099  123,586,129    4,596,761    3,818,401
                                                                            ------------  -----------    ---------    ---------
                                                                            ------------  -----------    ---------    ---------

NET ASSET VALUE PER ACCUMULATION UNIT ..................................... $       1.91         1.78         1.21         1.29
                                                                            ------------  -----------    ---------    ---------
                                                                            ------------  -----------    ---------    ---------


                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                           ------------------------------------
                                                                            MATURING     MATURING
                                                                           GOVERNMENT   GOVERNMENT     VALUE
                                        ASSETS                              BOND 2006    BOND 2010     STOCK
                                        ------                             ----------  -----------  -----------
Investments in shares of Advantus Series Fund, Inc.:
  International Stock Portfolio, 116,932,366 shares at net asset
    value of $1.71 per share (cost $165,400,474) ..........................     -            -            -
  Small Company Portfolio, 74,694,833 shares at net asset value
    of $1.65 per share (cost $109,015,821) ................................     -            -            -
  Maturing Government Bond 1998 Portfolio, 4,246,523 shares at
    net asset value of $1.08 share (cost $4,371,425) ......................     -            -            -
  Maturing Government Bond 2002 Portfolio, 3,556,331 shares at
    net asset value of $1.07 per share (cost $3,692,921) ..................     -            -            -
  Maturing Government Bond 2006 Portfolio, 3,218,672 shares at
    net asset value of $1.16 per share (cost $3,432,949) .................. 3,729,549        -            -
  Maturing Government Bond 2010 Portfolio, 2,282,762 shares at
    net asset value of $1.29 per share (cost $2,564,420) ..................     -        2,950,172        -
  Value Stock Portfolio, 84,507,886 shares at net asset value
    of $1.73 per share (cost $134,022,650) ................................     -            -      146,326,158
                                                                            ---------    ---------  -----------

                                                                            3,729,549    2,950,172  146,326,158
Receivable for investments sold............................................    19,623       14,392      141,021
Receivable from Minnesota Mutual for contract purchase payments ...........        69           51      300,322
                                                                            ---------    ---------  -----------

    Total assets .......................................................... 3,749,241    2,964,615  146,767,501
                                                                            ---------    ---------  -----------

                                     LIABILITIES
                                     -----------

Payable for investments purchased .........................................        69           51      300,322
Payable to Minnesota Mutual for contract terminations and mortality
  and expense charges......................................................    19,623       14,392      141,021
                                                                            ---------    ---------  -----------

    Total liabilities......................................................    19,692       14,443      441,343
                                                                            ---------    ---------  -----------

    Net assets applicable to annuity contract owners ...................... 3,729,549    2,950,172  146,326,158
                                                                            ---------    ---------  -----------
                                                                            ---------    ---------  -----------

                               CONTRACT OWNERS' EQUITY
                               -----------------------

Contracts in accumulation period, accumulation units outstanding
  103,600,602 for International Stock; 68,590,765 for Small
  Company; 3,789,296 for Maturing  Government Bond 1998; 2,938,848
  for Maturing Government Bond 2002; 2,665,421 for Maturing Government
  Bond 2006; 2,017,743 for Maturing Government Bond 2010 and
  68,251,135 for Value Stock .............................................. 3,705,916    2,950,172  145,218,768
Contracts in annuity payment period (note 2) ..............................    23,633        -        1,107,390
                                                                            ---------    ---------  -----------

        Total contract owners' equity ..................................... 3,729,549    2,950,172  146,326,158
                                                                            ---------    ---------  -----------
                                                                            ---------    ---------  -----------

NET ASSET VALUE PER ACCUMULATION UNIT .....................................      1.39         1.47         2.13
                                                                            ---------    ---------  -----------
                                                                            ---------    ---------  -----------


See accompanying notes to financial statements.

                MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                  STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1997

                                                                                      SEGREGATED SUB-ACCOUNTS
                                                                      ----------------------------------------------------
                                                                          SMALL
                                                                         COMPANY    INTERNATIONAL  INDEX 400    MACRO-CAP
                                    ASSETS                                VALUE         BOND        MID-CAP       VALUE
                                    ------                            ------------   ----------    ---------    ---------
Investments in shares of Advantus Series Fund, Inc.:
 Small Company Value Portfolio, 4,807,040 shares at net
   asset value of $1.03 per share (cost $4,806,939) ................. $  4,959,512        -            -            -
 International Bond Portfolio, 25,401,497 shares at net
   asset value of $.98 per share (cost $25,405,543) .................        -       25,003,659        -            -
 Index 400 Mid-Cap Portfolio, 5,004,350 shares at net
   asset value of  $1.01 per share (cost $4,994,105) ................        -            -        5,042,153        -
 Macro-Cap Value Portfolio, 5,012,656 shares at net
   asset value of $.97 per share (cost $5,000,253) ..................        -            -            -        4,883,988
 Micro-Cap Growth Portfolio, 5,156,598 shares at net
   asset value of $.89 per share (cost $5,126,041) ..................        -            -            -            -
Investment in shares of Templeton Variable Products
 Series Fund:
Templeton Developing Markets Fund - Class 2,
   77,752 shares at net asset value of $6.62 per share
   (cost $619,494) ..................................................        -            -            -            -
                                                                      ------------   ----------    ---------    ---------

                                                                         4,959,512   25,003,659    5,042,153    4,883,988

Receivable for investments sold .....................................        2,440        3,662        1,740        1,719
Receivable from Minnesota Mutual for contract purchase payments .....       29,161        5,341       19,103       34,474
                                                                      ------------   ----------    ---------    ---------

       Total assets .................................................    4,991,113   25,012,662    5,062,996    4,920,181
                                                                      ------------   ----------    ---------    ---------

                                 LIABILITIES
                                 -----------

Payable for investments purchased ...................................       29,161        5,341       19,103       34,474
Payable to Minnesota Mutual for contract terminations
 and mortality and expense charges ..................................        2,440        3,662        1,740        1,719
                                                                      ------------   ----------    ---------    ---------

       Total liabilities ............................................       31,601        9,003       20,843       36,193
                                                                      ------------   ----------    ---------    ---------

       Net assets applicable to annuity contract owners ............. $  4,959,512   25,003,659    5,042,153    4,883,988
                                                                      ------------   ----------    ---------    ---------
                                                                      ------------   ----------    ---------    ---------

                            CONTRACT OWNERS' EQUITY
                            -----------------------

Contracts in accumulation period, accumulation units
 outstanding of 4,822,504 for Small Company Value; 25,083,345 for International Bond; 5,020,041 for Index 400 Mid-Cap;
 5,003,390 for Macro-Cap Value; 5,019,478 for Micro-Cap
 Growth and 724,374 for Templeton Developing Markets................. $  4,959,512   25,003,659    5,042,153    4,883,988
Contracts in annuity payment period (note 2) ........................        -            -            -            -
                                                                      ------------   ----------    ---------    ---------

       Total contract owners' equity ................................ $  4,959,512   25,003,659    5,042,153    4,883,988
                                                                      ------------   ----------    ---------    ---------
                                                                      ------------   ----------    ---------    ---------

NET ASSET VALUE PER ACCUMULATION UNIT ............................... $       1.03         1.00         1.00         0.98
                                                                      ------------   ----------    ---------    ---------
                                                                      ------------   ----------    ---------    ---------


                                                                      SEGREGATED SUB-ACCOUNTS
                                                                      -----------------------
                                                                                   TEMPLETON
                                                                       MICRO-CAP   DEVELOPING
                                    ASSETS                               GROWTH     MARKETS
                                    ------                             ---------   ----------
Investments in shares of Advantus Series Fund, Inc.:
 Small Company Value Portfolio, 4,807,040 shares at net
   asset value of $1.03 per share (cost $4,806,939) .................      -            -
 International Bond Portfolio, 25,401,497 shares at net
   asset value of $.98 per share (cost $25,405,543) .................      -            -
 Index 400 Mid-Cap Portfolio, 5,004,350 shares at net
   asset value of  $1.01 per share (cost $4,994,105) ................      -            -
 Macro-Cap Value Portfolio, 5,012,656 shares at net
   asset value of $.97 per share (cost $5,000,253) ..................      -            -
 Micro-Cap Growth Portfolio, 5,156,598 shares at net
   asset value of $.89 per share (cost $5,126,041) ..................  4,575,844        -
Investment in shares of Templeton Variable Products
 Series Fund:
Templeton Developing Markets Fund - Class 2,
   77,752 shares at net asset value of $6.62 per share
   (cost $619,494) ..................................................      -          514,721
                                                                       ---------   ----------

                                                                       4,575,844      514,721

Receivable for investments sold .....................................      1,912           25
Receivable from Minnesota Mutual for contract purchase payments .....     29,755           88
                                                                       ---------   ----------

       Total assets .................................................  4,607,511      514,834
                                                                       ---------   ----------

                                 LIABILITIES
                                 -----------

Payable for investments purchased ...................................     29,755           88
Payable to Minnesota Mutual for contract terminations
 and mortality and expense charges ..................................      1,912           25
                                                                       ---------   ----------

       Total liabilities ............................................     31,667          113
                                                                       ---------   ----------

       Net assets applicable to annuity contract owners .............  4,575,844      514,721
                                                                       ---------   ----------
                                                                       ---------   ----------

                            CONTRACT OWNERS' EQUITY
                            -----------------------

Contracts in accumulation period, accumulation units
 outstanding of 4,822,504 for Small Company Value; 25,083,345 for International Bond; 5,020,041 for Index 400 Mid-Cap;
 5,003,390 for Macro-Cap Value; 5,019,478 for Micro-Cap
 Growth and 724,374 for Templeton Developing Markets................. $  4,575,844      502,694
Contracts in annuity payment period (note 2) ........................        -           12,027
                                                                      ------------   ----------

       Total contract owners' equity ................................ $  4,575,844      514,721
                                                                      ------------   ----------
                                                                      ------------   ----------

NET ASSET VALUE PER ACCUMULATION UNIT ............................... $       0.91         0.69
                                                                      ------------   ----------
                                                                      ------------   ----------


See accompanying notes to financial statements.

                MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                        STATEMENTS OF OPERATIONS
                      YEAR ENDED DECEMBER 31, 1997


                                                                                             SEGREGATED SUB-ACCOUNTS
                                                                             ----------------------------------------------------
                                                                                                            MONEY        ASSET
                                                                                GROWTH         BOND         MARKET     ALLOCATION
                                                                             ------------  ------------  ------------  ----------
Investment income (loss):
  Investment income distributions from underlying mutual fund (note 4) ..... $  1,137,742    4,546,234    1,629,587    9,142,631
  Mortality and expense charges (note 3) ...................................   (1,845,531)  (1,123,144)    (406,546)  (4,438,938)
                                                                             ------------   ----------   ----------   ----------

    Investment income (loss) - net .........................................     (707,789)   3,423,090    1,223,041    4,703,693
                                                                             ------------   ----------   ----------   ----------

Realized and unrealized gains on investments - net:
  Realized gain distributions from underlying mutual fund (note 4) .........   29,398,678        -            -       18,980,915
                                                                             ------------   ----------   ----------   ----------

  Realized gains on sales of investments:
    Proceeds from sales ....................................................   17,612,084   15,691,020   58,505,394   45,903,963
    Cost of investments sold ...............................................  (15,577,090) (15,242,829) (58,505,394) (38,736,145)
                                                                             ------------   ----------   ----------   ----------

                                                                                2,034,994      448,191        -        7,167,818
                                                                             ------------   ----------   ----------   ----------

    Net realized gains on investments ......................................   31,433,672      448,191        -       26,148,733
                                                                             ------------   ----------   ----------   ----------

    Net change in unrealized appreciation or depreciation
       of investments ......................................................   10,155,331    3,109,325        -       26,799,187
                                                                             ------------   ----------   ----------   ----------

    Net gains on investments ...............................................   41,589,003    3,557,516        -       52,947,920
                                                                             ------------   ----------   ----------   ----------

Net increase in net assets resulting from operations ....................... $ 40,881,214    6,980,606    1,223,041   57,651,613
                                                                             ------------   ----------   ----------   ----------
                                                                             ------------   ----------   ----------   ----------


                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                             -------------------------------------
                                                                              MORTGAGE      INDEX       CAPITAL
                                                                             SECURITIES      500      APPRECIATION
                                                                             ----------   ----------  ------------
Investment income (loss):
  Investment income distributions from underlying mutual fund (note 4) .....  4,258,968    1,866,988          -
  Mortality and expense charges (note 3) ...................................   (865,603)  (2,207,566)  (2,167,763)
                                                                             ----------   ----------   ----------

    Investment income (loss) - net .........................................  3,393,365     (340,578)  (2,167,763)
                                                                             ----------   ----------   ----------

Realized and unrealized gains on investments - net:
  Realized gain distributions from underlying mutual fund (note 4) .........      -        2,358,762   15,018,896
                                                                             ----------   ----------   ----------

  Realized gains on sales of investments:
    Proceeds from sales .................................................... 14,501,168   25,102,570   21,800,298
    Cost of investments sold ............................................... 14,242,736) (16,744,425) (16,547,794)
                                                                             ----------   ----------   ----------

                                                                                258,432    8,358,145    5,252,504
                                                                             ----------   ----------   ----------

    Net realized gains on investments ......................................    258,432   10,716,907   20,271,400
                                                                             ----------   ----------   ----------


    Net change in unrealized appreciation or depreciation
       of investments ......................................................  1,596,944   35,139,477   23,548,588
                                                                             ----------   ----------   ----------

    Net gains on investments ...............................................  1,855,376   45,856,384   43,819,988
                                                                             ----------   ----------   ----------

Net increase in net assets resulting from operations .......................  5,248,741   45,515,806   41,652,225
                                                                             ----------   ----------   ----------
                                                                             ----------   ----------   ----------


See accompanying notes to financial statements.

                MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                         STATEMENTS OF OPERATIONS
                      YEAR ENDED DECEMBER 31, 1997

                                                                                            SEGREGATED SUB-ACCOUNTS
                                                                            ---------------------------------------------------
                                                                                                         MATURING     MATURING
                                                                           INTERNATIONAL     SMALL      GOVERNMENT   GOVERNMENT
                                                                               STOCK        COMPANY      BOND 1998    BOND 2002
                                                                           ------------   -----------   -----------  ----------
Investment income (loss):
  Investment income distributions from underlying mutual fund (note 4) ... $  4,995,517        1,671      242,260      186,750
  Mortality and expense charges (note 3) .................................   (2,291,602)  (1,398,061)     (58,522)     (44,406)
                                                                           ------------   ----------    ---------      -------

    Investment income (loss) - net .......................................    2,703,915   (1,396,390)     183,738      142,344
                                                                           ------------   ----------    ---------      -------

Realized and unrealized gains (losses) on investments - net:
  Realized gain distributions from underlying mutual fund (note 4) .......    2,492,168          -         10,599       27,745
                                                                           ------------   ----------    ---------      -------

  Realized gains on sales of investments:
    Proceeds from sales ..................................................   21,740,953   22,202,110    1,265,260      716,861
    Cost of investments sold .............................................  (17,494,601) (19,816,010)  (1,224,226)    (700,145)
                                                                           ------------   ----------    ---------      -------

                                                                              4,246,352    2,386,100       41,034       16,716
                                                                           ------------   ----------    ---------      -------

    Net realized gains on investments ....................................    6,738,520    2,386,100       51,633       44,461
                                                                           ------------   ----------    ---------      -------


    Net change in unrealized appreciation or depreciation
       of investments ....................................................    7,074,429    6,377,969      (17,138)      55,287
                                                                           ------------   ----------    ---------      -------

    Net gains on investments .............................................   13,812,949    8,764,069       34,495       99,748
                                                                           ------------   ----------    ---------      -------

Net increase in net assets resulting from operations ..................... $ 16,516,864    7,367,679      218,233      242,092
                                                                           ------------   ----------    ---------      -------
                                                                           ------------   ----------    ---------      -------


                                                                                  SEGREGATED SUB-ACCOUNTS
                                                                           ------------------------------------
                                                                            MATURING    MATURING
                                                                           GOVERNMENT  GOVERNMENT      VALUE
                                                                            BOND 2006   BOND 2010      STOCK
                                                                           ----------  -----------  -----------
Investment income (loss):
  Investment income distributions from underlying mutual fund (note 4) ...    169,108      109,502    1,590,323
  Mortality and expense charges (note 3) .................................    (40,383)     (31,112)  (1,526,691)
                                                                              -------      -------   ----------

    Investment income (loss) - net .......................................    128,725       78,390       63,632
                                                                              -------      -------   ----------

Realized and unrealized gains (losses) on investments - net:
  Realized gain distributions from underlying mutual fund (note 4) .......     45,356       22,856   12,783,189
                                                                              -------      -------   ----------

  Realized gains on sales of investments:
    Proceeds from sales ..................................................    359,142      890,311   21,135,199
    Cost of investments sold .............................................   (344,512)    (868,673) (17,464,014)
                                                                              -------      -------   ----------

                                                                               14,630       21,638    3,671,185
                                                                              -------      -------   ----------

    Net realized gains on investments ....................................     59,986       44,494   16,454,374
                                                                              -------      -------   ----------


    Net change in unrealized appreciation or depreciation
       of investments ....................................................    172,717      236,051    2,218,967
                                                                              -------      -------   ----------

    Net gains on investments .............................................    232,703      280,545   18,673,341
                                                                              -------      -------   ----------

Net increase in net assets resulting from operations .....................    361,428      358,935   18,736,973
                                                                              -------      -------   ----------
                                                                              -------      -------   ----------

See accompanying notes to financial statements.

                MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                         STATEMENTS OF OPERATIONS
                     PERIODS ENDED DECEMBER 31, 1997


                                                                                      SEGREGATED SUB-ACCOUNTS
                                                                            ------------------------------------------
                                                                                 SMALL
                                                                                COMPANY    INTERNATIONAL    INDEX 400
                                                                               VALUE (a)     BOND (b)      MID-CAP (a)
                                                                             ------------    --------      -----------
Investment income (loss):
 Investment income distributions from underlying mutual fund (note 4) ...... $      -          369,778        -
 Mortality and expense charges (note 3) ....................................      (16,022)     (85,707)     (15,973)
                                                                             ------------    ---------      -------

   Investment income (loss) - net ..........................................      (16,022)     284,071      (15,973)
                                                                             ------------    ---------      -------


Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund (note 4) ..........        -           26,587          429
                                                                             ------------    ---------      -------

 Realized gains (losses) on sales of investments:
   Proceeds from sales .....................................................    1,119,365    1,246,996      658,475
   Cost of investments sold ................................................   (1,125,078)  (1,224,320)    (672,453)
                                                                             ------------    ---------      -------

                                                                                   (5,713)      22,676      (13,978)
                                                                             ------------    ---------      -------

   Net realized gains (losses) on investments ..............................       (5,713)      49,263      (13,549)
                                                                             ------------    ---------      -------


   Net change in unrealized appreciation or depreciation
      of investments .......................................................      152,573     (401,884)      48,048
                                                                             ------------    ---------      -------

   Net gains (losses) on investments .......................................      146,860     (352,621)      34,499
                                                                             ------------    ---------      -------

Net increase (decrease) in net assets resulting from operations ............ $    130,838      (68,550)      18,526
                                                                             ------------    ---------      -------
                                                                             ------------    ---------      -------


                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                            -------------------------------------
                                                                                                      TEMPLETON
                                                                             MACRO-CAP    MICRO-CAP   DEVELOPING
                                                                             VALUE (d)    GROWTH (c)  MARKETS (e)
                                                                             ---------    ----------  -----------
Investment income (loss):
 Investment income distributions from underlying mutual fund (note 4) ......  20,040        -            -
 Mortality and expense charges (note 3) .................................... (12,612)     (18,203)        (749)
                                                                             -------      -------      -------

   Investment income (loss) - net ..........................................   7,428      (18,203)        (749)
                                                                             -------      -------      -------


Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund (note 4) ..........   1,893      139,073        -
                                                                             -------      -------      -------

 Realized gains (losses) on sales of investments:
   Proceeds from sales ..................................................... 324,507      454,393       59,770
   Cost of investments sold ................................................(339,640)    (478,152)     (69,787)
                                                                             -------      -------      -------

                                                                             (15,133)     (23,759)     (10,017)
                                                                             -------      -------      -------

   Net realized gains (losses) on investments .............................. (13,240)     115,314      (10,017)
                                                                             -------      -------      -------


   Net change in unrealized appreciation or depreciation
      of investments .......................................................(116,265)    (550,197)    (104,773)
                                                                             -------      -------      -------

   Net gains (losses) on investments .......................................(129,505)    (434,883)    (114,790)
                                                                             -------      -------      -------

Net increase (decrease) in net assets resulting from operations ............(122,077)    (453,086)    (115,539)
                                                                             -------      -------      -------
                                                                             -------      -------      -------


(a)For the period from September 29, 1997, commencement of operations, to December 31, 1997.
(b)For the period from September 24, 1997, commencement of operations, to December 31, 1997.
(c)For the period from September 15, 1997, commencement of operations, to December 31, 1997.
(d)For the period from October 15, 1997, commencement of operations, to December 31, 1997.
(e)For the period from October 2, 1997, commencement of operations, to December 31, 1997.


See accompanying notes to financial statements.

                MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                   STATEMENTS OF CHANGES IN NET ASSETS
                      YEAR ENDED DECEMBER 31, 1997

                                                                                              SEGREGATED SUB-ACCOUNTS
                                                                              ----------------------------------------------------
                                                                                                            MONEY        ASSET
                                                                                  GROWTH        BOND        MARKET     ALLOCATION
                                                                              ------------  -----------   ----------  ------------
Operations:
  Investment income (loss) - net ............................................ $   (707,789)   3,423,090    1,223,041    4,703,693
  Net realized gains on investments .........................................   31,433,672      448,191        -       26,148,733
  Net change in unrealized appreciation or depreciation
    of investments ..........................................................   10,155,331    3,109,325        -       26,799,187
                                                                              ------------  -----------   ----------  -----------

Net increase in net assets resulting from operations ........................   40,881,214    6,980,606    1,223,041   57,651,613
                                                                              ------------  -----------   ----------  -----------

Contract transactions (notes 2, 3, 4 and 5):
  Contract purchase payments ................................................   37,464,249   29,678,709   52,599,130   51,665,342
  Contract terminations and withdrawal payments .............................  (15,679,425) (14,483,737) (57,536,852) (41,700,448)
  Actuarial adjustments for mortality experience on annuities
    in payment period .......................................................        5,455       (4,132)    (549,389)     550,291
  Annuity benefit payments ..................................................      (92,583)     (80,007)     (12,607)    (314,868)
                                                                              ------------  -----------   ----------  -----------

Increase in net assets from contract transactions ...........................   21,697,696   15,110,833   (5,499,718)  10,200,317
                                                                              ------------  -----------   ----------  -----------

Increase in net assets ......................................................   62,578,910   22,091,439   (4,276,677)  67,851,930

Net assets at the beginning of year .........................................  117,531,708   80,892,883   36,601,444  323,180,479
                                                                              ------------  -----------   ----------  -----------

Net assets at the end of year ............................................... $180,110,618  102,984,322   32,324,767  391,032,409
                                                                              ------------  -----------   ----------  -----------
                                                                              ------------  -----------   ----------  -----------


                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                               -------------------------------------
                                                                                MORTGAGE      INDEX       CAPITAL
                                                                               SECURITIES      500      APPRECIATION
                                                                               ----------  ----------- -------------
Operations:
  Investment income (loss) - net ............................................   3,393,365     (340,578)  (2,167,763)
  Net realized gains on investments .........................................     258,432   10,716,907   20,271,400
  Net change in unrealized appreciation or depreciation
    of investments ..........................................................   1,596,944   35,139,477   23,548,588
                                                                               ----------  ----------- ------------

Net increase in net assets resulting from operations ........................   5,248,741   45,515,806   41,652,225
                                                                               ----------  ----------- ------------

Contract transactions (notes 2, 3, 4 and 5):
  Contract purchase payments ................................................  18,403,459   51,509,928   27,739,494
  Contract terminations and withdrawal payments ............................. (13,595,580) (22,382,897) (19,504,571)
  Actuarial adjustments for mortality experience on annuities
    in payment period .......................................................       4,705     (359,445)         663
  Annuity benefit payments ..................................................     (44,690)    (152,662)    (128,627)
                                                                               ----------  ----------- ------------

Increase in net assets from contract transactions ...........................   4,767,894   28,614,924    8,106,959
                                                                               ----------  ----------- ------------

Increase in net assets ......................................................  10,016,635   74,130,730   49,759,184

Net assets at the beginning of year .........................................  65,845,545  135,334,726  150,431,644
                                                                               ----------  ----------- ------------

Net assets at the end of year ...............................................  75,862,180  209,465,456  200,190,828
                                                                               ----------  ----------- ------------
                                                                               ----------  ----------- ------------


See accompanying notes to financial statements.

                MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                  STATEMENTS OF CHANGES IN NET ASSETS
                      YEAR ENDED DECEMBER 31, 1997


                                                                                           SEGREGATED SUB-ACCOUNTS
                                                                           ----------------------------------------------------
                                                                                                         MATURING     MATURING
                                                                           INTERNATIONAL     SMALL      GOVERNMENT   GOVERNMENT
                                                                               STOCK        COMPANY      BOND 1998    BOND 2002
                                                                           ------------   -----------   -----------  ----------
Operations:
  Investment income (loss) - net ......................................... $  2,703,915   (1,396,390)     183,738      142,344
  Net realized gains on investments ......................................    6,738,520    2,386,100       51,633       44,461
  Net change in unrealized appreciation or depreciation
    of investments .......................................................    7,074,429    6,377,969      (17,138)      55,287
                                                                           ------------  -----------    ---------    ---------

Net increase in net assets resulting from operations .....................   16,516,864    7,367,679      218,233      242,092
                                                                           ------------  -----------    ---------    ---------

Contract transactions (notes 2, 3, 4 and 5):
  Contract purchase payments .............................................   51,794,301   36,868,064    1,064,388      684,461
  Contract terminations and withdrawal payments ..........................  (19,345,856) (20,954,051)  (1,206,624)    (667,868)
  Actuarial adjustments for mortality experience on annuities
    in payment period ....................................................       50,457      305,163            3           24
  Annuity benefit payments ...............................................     (153,952)    (155,161)        (117)      (4,611)
                                                                           ------------  -----------    ---------    ---------

Increase (decrease)  in net assets from contract transactions ............   32,344,950   16,064,015     (142,350)      12,006
                                                                           ------------  -----------    ---------    ---------

Increase in net assets ...................................................   48,861,814   23,431,694       75,883      254,098

Net assets at the beginning of year.......................................  150,564,285  100,154,435    4,520,878    3,564,303
                                                                           ------------  -----------    ---------    ---------

Net assets at the end of year ............................................ $199,426,099  123,586,129    4,596,761    3,818,401
                                                                           ------------  -----------    ---------    ---------
                                                                           ------------  -----------    ---------    ---------


                                                                                  SEGREGATED SUB-ACCOUNTS
                                                                           -----------------------------------
                                                                            MATURING      MATURING
                                                                           GOVERNMENT    GOVERNMENT    VALUE
                                                                            BOND 2006     BOND 2010    STOCK
                                                                           ----------    ---------- ----------
Operations:
  Investment income (loss) - net .........................................   128,725       78,390       63,632
  Net realized gains on investments ......................................    59,986       44,494   16,454,374
  Net change in unrealized appreciation or depreciation
    of investments .......................................................   172,717      236,051    2,218,967
                                                                           ---------    ---------  -----------

Net increase in net assets resulting from operations .....................   361,428      358,935   18,736,973
                                                                           ---------    ---------  -----------

Contract transactions (notes 2, 3, 4 and 5):
  Contract purchase payments .............................................   743,477      823,375   68,735,594
  Contract terminations and withdrawal payments ..........................  (314,002)    (859,199) (19,539,662)
  Actuarial adjustments for mortality experience on annuities
    in payment period ....................................................        24          -         25,118
  Annuity benefit payments ...............................................    (4,781)         -        (93,964)
                                                                           ---------    ---------  -----------

Increase (decrease)  in net assets from contract transactions ............   424,718      (35,824)  49,127,086
                                                                           ---------    ---------  -----------

Increase in net assets ...................................................   786,146      323,111   67,864,059

Net assets at the beginning of year....................................... 2,943,403    2,627,061   78,462,099
                                                                           ---------    ---------  -----------

Net assets at the end of year ............................................ 3,729,549    2,950,172  146,326,158
                                                                           ---------    ---------  -----------
                                                                           ---------    ---------  -----------


See accompanying notes to financial statements.

                MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                   STATEMENTS OF CHANGES IN NET ASSETS
                      YEAR ENDED DECEMBER 31, 1996

                                                                                          SEGREGATED SUB-ACCOUNTS
                                                                          ---------------------------------------------------
                                                                                                        MONEY        ASSET
                                                                              GROWTH        BOND        MARKET     ALLOCATION
                                                                          ------------   ----------   ----------  -----------
Operations:
  Investment income (loss) - net ........................................ $   (439,595)   2,620,317    1,086,863    5,404,485
  Net realized gains on investments .....................................   10,996,380      850,783        -       22,978,363
  Net change in unrealized appreciation or depreciation
    of investments ......................................................    4,627,723   (1,797,465)       -        3,391,254
                                                                          ------------   ----------   ----------  -----------

Net increase in net assets resulting from operations ....................   15,184,508    1,673,635    1,086,863   31,774,102
                                                                          ------------   ----------   ----------  -----------

Contract transactions (notes 2, 3, 4 and 5):
  Contract purchase payments ............................................   22,686,286   28,459,419   52,853,330   54,563,388
  Contract terminations and withdrawal payments .........................  (14,919,406) (10,171,421) (39,767,006) (40,381,655)
  Actuarial adjustments for mortality experience on annuities
    in payment period ...................................................        5,969        9,564       56,007       24,449
  Annuity benefit payments ..............................................      (60,957)     (54,798)     (72,840)    (159,662)
                                                                          ------------   ----------   ----------  -----------

Increase in net assets from contract transactions .......................    7,711,892   18,242,764   13,069,491   14,046,520
                                                                          ------------   ----------   ----------  -----------

Increase in net assets ..................................................   22,896,400   19,916,399   14,156,354   45,820,622

Net assets at the beginning of year .....................................   94,635,308   60,976,484   22,445,090  277,359,857
                                                                          ------------   ----------   ----------  -----------

Net assets at the end of year ........................................... $117,531,708   80,892,883   36,601,444  323,180,479
                                                                          ------------   ----------   ----------  -----------
                                                                          ------------   ----------   ----------  -----------


                                                                                  SEGREGATED SUB-ACCOUNTS
                                                                           -------------------------------------
                                                                            MORTGAGE      INDEX       CAPITAL
                                                                           SECURITIES      500      APPRECIATION
                                                                           ----------  -----------  ------------
Operations:
  Investment income (loss) - net ........................................   3,178,143      (13,155)  (1,690,612)
  Net realized gains on investments .....................................     106,132    4,244,496    8,063,210
  Net change in unrealized appreciation or depreciation
    of investments ......................................................    (863,049)  16,185,492   13,204,750
                                                                           ----------  -----------  -----------

Net increase in net assets resulting from operations ....................   2,421,226   20,416,833   19,577,348
                                                                           ----------  -----------  -----------

Contract transactions (notes 2, 3, 4 and 5):
  Contract purchase payments ............................................  14,864,436   40,905,486   32,359,143
  Contract terminations and withdrawal payments ......................... (12,572,781) (12,092,904) (17,945,477)
  Actuarial adjustments for mortality experience on annuities
    in payment period ...................................................       2,662       32,413       30,374
  Annuity benefit payments ..............................................     (46,736)     (72,750)     (72,144)
                                                                           ----------  -----------  -----------

Increase in net assets from contract transactions .......................   2,247,581   28,772,245   14,371,896
                                                                           ----------  -----------  -----------

Increase in net assets ..................................................   4,668,807   49,189,078   33,949,244

Net assets at the beginning of year .....................................  61,176,738   86,145,648  116,482,400
                                                                           ----------  -----------  -----------

Net assets at the end of year ...........................................  65,845,545  135,334,726  150,431,644
                                                                           ----------  -----------  -----------
                                                                           ----------  -----------  -----------


See accompanying notes to financial statements.

                MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                   STATEMENTS OF CHANGES IN NET ASSETS
                      YEAR ENDED DECEMBER 31, 1996

                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                        ----------------------------------------------------
                                                                                                      MATURING     MATURING
                                                                                                     GOVERNMENT   GOVERNMENT
                                                                        INTERNATIONAL     SMALL         BOND         BOND
                                                                            STOCK        COMPANY        1998         2002
                                                                        ------------  -----------    ---------    ---------
Operations:
  Investment income (loss) - net ...................................... $  1,433,842     (872,696)     (46,153)     156,009
  Net realized gains on investments ...................................    5,318,066   11,720,645       31,397       15,246
  Net change in unrealized appreciation or depreciation
    of investments ....................................................   14,598,427   (7,159,671)     127,703     (135,902)
                                                                        ------------  -----------    ---------    ---------

Net increase (decrease) in net assets resulting from operations .......   21,350,335    3,688,278      112,947       35,353
                                                                        ------------  -----------    ---------    ---------

Contract transactions (notes 2, 3, 4 and 5):
  Contract purchase payments ..........................................   42,935,430   38,517,725    1,501,980      864,195
  Contract terminations and withdrawal payments .......................  (14,587,080) (11,390,236)    (837,825)    (237,287)
  Actuarial adjustments for mortality experience on annuities
    in payment period .................................................       26,969       36,861          -          3,006
  Annuity benefit payments ............................................      (69,138)     (84,501)         -         (2,024)
                                                                        ------------  -----------    ---------    ---------

Increase in net assets from contract transactions .....................   28,306,181   27,079,849      664,155      627,890
                                                                        ------------  -----------    ---------    ---------

Increase in net assets ................................................   49,656,516   30,768,127      777,102      663,243

Net assets at the beginning of year....................................  100,907,769   69,386,308    3,743,776    2,901,060
                                                                        ------------  -----------    ---------    ---------

Net assets at the end of year ......................................... $150,564,285  100,154,435    4,520,878    3,564,303
                                                                        ------------  -----------    ---------    ---------
                                                                        ------------  -----------    ---------    ---------


                                                                            SEGREGATED SUB-ACCOUNTS
                                                                        -----------------------------------
                                                                         MATURING     MATURING
                                                                        GOVERNMENT   GOVERNMENT
                                                                           BOND         BOND        VALUE
                                                                           2006         2010        STOCK
                                                                        ---------    ---------   ----------
Operations:
  Investment income (loss) - net ......................................   131,513      (20,022)       8,107
  Net realized gains on investments ...................................    19,246        4,521    5,716,915
  Net change in unrealized appreciation or depreciation
    of investments ....................................................  (188,675)      (7,215)   7,186,237
                                                                        ---------    ---------   ----------

Net increase (decrease) in net assets resulting from operations .......   (37,916)     (22,716)  12,911,259
                                                                        ---------    ---------   ----------

Contract transactions (notes 2, 3, 4 and 5):
  Contract purchase payments ..........................................   742,285    1,808,688   45,810,561
  Contract terminations and withdrawal payments .......................  (169,160)    (384,991)  (6,189,324)
  Actuarial adjustments for mortality experience on annuities
    in payment period .................................................     3,303          -         25,380
  Annuity benefit payments ............................................    (2,074)         -        (27,424)
                                                                        ---------    ---------   ----------

Increase in net assets from contract transactions .....................   574,354    1,423,697   39,619,193
                                                                        ---------    ---------   ----------

Increase in net assets ................................................   536,438    1,400,981   52,530,452

Net assets at the beginning of year.................................... 2,406,965    1,226,080   25,931,647
                                                                        ---------    ---------   ----------

Net assets at the end of year ......................................... 2,943,403    2,627,061   78,462,099
                                                                        ---------    ---------   ----------
                                                                        ---------    ---------   ----------


See accompanying notes to financial statements.

                MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                   STATEMENTS OF CHANGES IN NET ASSETS
                     PERIODS ENDED DECEMBER 31, 1997


                                                                                SEGREGATED SUB-ACCOUNTS
                                                                        --------------------------------------
                                                                          SMALL
                                                                         COMPANY    INTERNATIONAL   INDEX 400
                                                                        VALUE (a)     BOND (b)     MID-CAP (a)
                                                                        --------     ----------   ------------
Operations:
 Investment income (loss) - net ....................................   $  (16,022)     284,071      (15,973)
 Net realized gains (losses) on investments ........................       (5,713)      49,263      (13,549)
 Net change in unrealized appreciation or depreciation
   of investments ..................................................      152,573     (401,884)      48,048
                                                                       ----------   ----------    ---------

Net increase (decrease)  in net assets resulting from operations ...      130,838      (68,550)      18,526
                                                                       ----------   ----------    ---------

Contract transactions (notes 2, 3, 4 and 5):
 Contract purchase payments ........................................    5,932,017   26,233,498    5,666,129
 Contract terminations and withdrawal payments .....................   (1,103,343)  (1,161,289)    (642,502)
 Actuarial adjustments for mortality experience on annuities
   in payment period ...............................................        -            -            -
 Annuity benefit payments ..........................................        -            -            -
                                                                       ----------   ----------    ---------

Increase in net assets from contract transactions ..................    4,828,674   25,072,209    5,023,627
                                                                       ----------   ----------    ---------

Increase in net assets .............................................    4,959,512   25,003,659    5,042,153

Net assets at the beginning of period ..............................        -            -            -
                                                                       ----------   ----------    ---------

Net assets at the end of period ....................................   $4,959,512   25,003,659    5,042,153
                                                                       ----------   ----------    ---------
                                                                       ----------   ----------    ---------


                                                                              SEGREGATED SUB-ACCOUNTS
                                                                    ---------------------------------------
                                                                                               TEMPLETON
                                                                      MACRO-CAP   MICRO-CAP    DEVELOPING
                                                                      VALUE (d)   GROWTH (c)   MARKETS (e)
                                                                     -----------  ----------   -----------
Operations:
 Investment income (loss) - net ....................................     7,428      (18,203)        (749)
 Net realized gains (losses) on investments ........................   (13,240)     115,314      (10,017)
 Net change in unrealized appreciation or depreciation
   of investments ..................................................  (116,265)    (550,197)    (104,773)
                                                                     ---------    ---------      -------

Net increase (decrease)  in net assets resulting from operations ...  (122,077)    (453,086)    (115,539)
                                                                     ---------    ---------      -------

Contract transactions (notes 2, 3, 4 and 5):
 Contract purchase payments ........................................ 5,317,960    5,465,120      676,481
 Contract terminations and withdrawal payments .....................  (311,895)    (436,190)     (45,203)
 Actuarial adjustments for mortality experience on annuities
   in payment period ...............................................     -            -             (649)
 Annuity benefit payments ..........................................     -            -             (369)
                                                                     ---------    ---------      -------

Increase in net assets from contract transactions .................. 5,006,065    5,028,930      630,260
                                                                     ---------    ---------      -------

Increase in net assets ............................................. 4,883,988    4,575,844      514,721

Net assets at the beginning of period ..............................     -            -            -
                                                                     ---------    ---------      -------

Net assets at the end of period .................................... 4,883,988    4,575,844      514,721
                                                                     ---------    ---------      -------
                                                                     ---------    ---------      -------


(a)For the period from September 29, 1997, commencement of operations, to December 31, 1997.
(b)For the period from September 24, 1997, commencement of operations, to December 31, 1997.
(c)For the period from September 15, 1997, commencement of operations, to December 31, 1997.
(d)For the period from October 15, 1997, commencement of operations, to December 31, 1997.
(e)For the period from October 2, 1997, commencement of operations, to December 31, 1997.


See accompanying notes to financial statements.

                     MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

                           NOTES TO FINANCIAL STATEMENTS

(1)  ORGANIZATION AND BASIS OF PRESENTATION


     The Minnesota Mutual Variable Annuity Account (the Account) was established on September 10, 1984 as a segregated asset account of The Minnesota Mutual Life Insurance Company (Minnesota Mutual) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). There are currently four types of contracts each consisting of one to twenty-one segregated sub-accounts. The financial statements presented herein include only the segregated sub-accounts offered in connection with the sale of the Combination Fixed and Variable Annuity Contracts for Personal Retirement Plans (Multi-option Annuity) and Multi-Option Select.


     The assets of each segregated sub-account are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Mutual. Contract owners allocate their variable annuity purchase payments to one or more of the twenty segregated sub-accounts. Such payments are then invested in shares of Advantus Series Fund, Inc., formerly MIMLIC Series Fund, Inc., and Templeton Variable Products Series Fund (Underlying Funds). The Advantus Series Fund, Inc. was organized by Minnesota Mutual as the investment vehicle for its variable annuity contracts and variable life policies. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company.

     Payments allocated to the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, International Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Micro-Cap Value and Templeton Developing Markets segregated sub-accounts are invested in shares of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, International Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Micro-Cap Value Portfolios of the Advantus Series Fund, Inc. and Templeton Developing Markets Fund - Class 2 of the Templeton Variable
     Products Series Fund, respectively.   As of December 31, 1997, the
     Micro-Cap Value segregated sub-account is not available.

     Ascend Financial Services, Inc., formerly MIMLIC Sales Corporation, acts as the underwriter for the Account. Advantus Capital Management, Inc. acts as the investment adviser for the Advantus Series Fund, Inc. Ascend Financial Services, Inc. and Advantus Capital Management, Inc. are wholly-owned subsidiaries of MIMLIC Asset Management Company. MIMLIC Asset Management Company is a wholly-owned subsidiary of Minnesota Mutual.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

     INVESTMENTS IN UNDERLYING FUNDS

     Investments in shares of the Underlying Funds are stated at market value which is the net asset value per share as determined daily by each of the Underlying Funds. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of investments sold is determined on the average cost method. All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the segregated sub-accounts on the ex-dividend date.

                     MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

     FEDERAL INCOME TAXES

     The Account is treated as part of Minnesota Mutual for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying Funds.

     CONTRACTS IN ANNUITY PAYMENT PERIOD

     Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table, using an assumed interest rate of
     3.5 percent. Charges to annuity reserves for mortality and risk expense are reimbursed to Minnesota Mutual if the reserves required are less than originally estimated. If additional reserves are required, Minnesota Mutual reimburses the Account.

(3)  MORTALITY AND EXPENSE AND SALES CHARGES

     The mortality and expense charge paid to Minnesota Mutual is computed daily and is equal, on an annual basis, to 1.25 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to 1.40 percent of the average daily net assets of the Account.

     A contingent deferred sales charge may be imposed on a Multi-Option Annuity or Multi-Option Select contract owner during the first ten years or first seven years, respectively, if a contract's accumulation value is reduced by a withdrawal or surrender. Total sales charges deducted from redemption proceeds for the years ended December 31, 1997 and 1996 amounted to $1,743,977 and $1,677,688, respectively.

(4)  INVESTMENT TRANSACTIONS

     The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the periods ended December 31, 1997:


Growth Portfolio. . . . . . . . . . . . . . . . . . . . . .     $68,000,669
Bond Portfolio. . . . . . . . . . . . . . . . . . . . . . .      34,224,943
Money Market Portfolio. . . . . . . . . . . . . . . . . . .      54,228,739
Asset Allocation Portfolio. . . . . . . . . . . . . . . . .      79,788,888
Mortgage Securities Portfolio . . . . . . . . . . . . . . .      22,662,427
Index 500 Portfolio . . . . . . . . . . . . . . . . . . . .      55,735,678
Capital Appreciation Portfolio  . . . . . . . . . . . . . .      42,758,390
International Stock Portfolio . . . . . . . . . . . . . . .      59,281,986
Small Company Portfolio . . . . . . . . . . . . . . . . . .      36,869,735
Maturing Government Bond 1998 Portfolio . . . . . . . . . .       1,317,247
Maturing Government Bond 2002 Portfolio . . . . . . . . . .         898,956
Maturing Government Bond 2006 Portfolio . . . . . . . . . .         957,941
Maturing Government Bond 2010 Portfolio . . . . . . . . . .         955,733
Value Stock Portfolio . . . . . . . . . . . . . . . . . . .      83,109,106
Small Company Value Portfolio . . . . . . . . . . . . . . .       5,932,017
International Bond Portfolio. . . . . . . . . . . . . . . .      26,629,863
Index 400 Mid-Cap Portfolio . . . . . . . . . . . . . . . .       5,666,558
Macro-Cap Value . . . . . . . . . . . . . . . . . . . . . .       5,339,893
Micro-Cap Growth Portfolio. . . . . . . . . . . . . . . . .       5,604,193
Templeton Developing Markets Fund . . . . . . . . . . . . .         689,281

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT


(5) UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

    Transactions in units for each segregated sub-account for the years ended December 31, 1997 and 1996 (periods ended December 31, 1997 for Small Company Value, International Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Templeton Developing Markets) were as follows:

                                                           SEGREGATED SUB-ACCOUNTS
                                  ------------------------------------------------------------------
                                                                MONEY         ASSET       MORTGAGE
                                     GROWTH        BOND         MARKET      ALLOCATION    SECURITIES
                                  -----------  -----------   -----------   -----------   -----------
    Units outstanding at
     December 31, 1995 ........    35,809,340   28,069,241    14,809,515   110,975,477    31,277,934
      Contract purchase             7,959,321   13,440,580    34,210,814    20,938,882
       payments ...............                                                            7,656,512
      Deductions for contract
       terminations and
       withdrawal payments ....    (5,320,209)  (4,777,759)  (26,090,695)  (15,702,709)   (6,406,491)
                                  -----------  -----------   -----------   -----------   -----------
    Units outstanding at
     December 31, 1996 ........    38,448,452   36,732,062    22,929,634   116,211,650    32,527,955
      Contract purchase            10,771,702   13,082,596    32,831,960    17,230,670
       payments ...............                                                            8,805,041
      Deductions for contract
       terminations and
       withdrawal payments ....    (4,514,907)  (6,548,254)  (35,956,753)  (13,950,918)   (6,581,799)
                                  -----------  -----------   -----------   -----------   -----------
    Units outstanding at
     December 31, 1997 .........   44,705,247   43,266,404    19,804,841   119,491,402    34,751,197
                                  -----------  -----------   -----------   -----------   -----------
                                  -----------  -----------   -----------   -----------   -----------


                                                           SEGREGATED SUB-ACCOUNTS
                                  ------------------------------------------------------------------
                                                                                          MATURING
                                    INDEX        CAPITAL    INTERNATIONAL     SMALL      GOVERNMENT
                                     500      APPRECIATION      STOCK        COMPANY      BOND 1998
                                  -----------  -----------   -----------   -----------   -----------
    Units outstanding at
     December 31, 1995 ........    35,272,024   45,964,468    68,725,183    43,234,716     3,330,772
      Contract purchase
       payments ...............    15,526,087   11,655,640    27,327,499    23,161,740     1,322,226
      Deductions for contract
       terminations and
       withdrawal payments ....    (4,700,558)  (6,596,109)   (9,531,418)   (7,101,183)     (741,886)
                                  -----------  -----------   -----------   -----------   -----------
    Units outstanding at
     December 31, 1996 ........    46,097,553   51,023,999    86,521,264    59,295,273     3,911,112
      Contract purchase
       payments ...............    15,045,840    8,635,068    27,399,036    21,317,225       897,511
      Deductions for contract
       terminations and
       withdrawal payments ....    (6,564,128)  (6,076,586)  (10,319,698)  (12,021,733)   (1,019,327)
                                  -----------  -----------   -----------   -----------   -----------
    Units outstanding at
     December 31, 1997 ........    54,579,265   53,582,481   103,600,602    68,590,765     3,789,296
                                  -----------  -----------   -----------   -----------   -----------
                                  -----------  -----------   -----------   -----------   -----------

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

                                                           SEGREGATED SUB-ACCOUNTS
                                  ------------------------------------------------------------------
                                   MATURING     MATURING      MATURING                      SMALL
                                   GOVERNMENT   GOVERNMENT    GOVERNMENT      VALUE        COMPANY
                                   BOND 2002    BOND 2006     BOND 2010       STOCK         VALUE
                                  -----------  -----------   -----------   -----------   -----------
    Units outstanding at
     December 31, 1995 ........     2,417,823    1,878,731       924,681    18,744,902           -
      Contract purchase
       payments ...............       736,594      611,384     1,477,104    29,156,933           -
      Deductions for contract
       terminations and
       withdrawal payments ....      (218,557)    (156,006)     (324,661)   (4,105,312)          -
                                  -----------  -----------   -----------   -----------   -----------

    Units outstanding at
     December 31, 1996 ........     2,935,860    2,334,109     2,077,124    43,796,523           -
      Contract purchase
       payments ...............       553,116      580,185       624,211    34,081,601     5,910,477
      Deductions for contract
       terminations and
       withdrawal payments ....      (550,128)    (248,873)     (683,592)   (9,626,989)   (1,087,973)
                                  -----------  -----------   -----------   -----------   -----------

    Units outstanding at
     December 31, 1997 ........     2,938,848    2,665,421     2,017,743    68,251,135     4,822,504
                                  -----------  -----------   -----------   -----------   -----------
                                  -----------  -----------   -----------   -----------   -----------


                                                           SEGREGATED SUB-ACCOUNTS
                                  ------------------------------------------------------------------
                                                                                          TEMPLETON
                                  INTERNATINAL  INDEX 400     MACRO-CAP     MICRO-CAP    DEVELOPING
                                    BOND         MID-CAP        VALUE        GROWTH        MARKETS
                                  -----------  -----------   -----------   -----------   -----------

    Units outstanding at
     December 31, 1996 ........                        -             -             -             -
      Contract purchase
       payments ...............    26,222,899    5,600,260     5,329,567     5,472,331       807,553
      Deductions for contract
       terminations and
       withdrawal payments ....    (1,139,554)    (580,219)     (326,177)     (452,853)      (83,179)
                                  -----------  -----------   -----------   -----------   -----------

    Units outstanding at
     December 31, 1997 ........    25,083,345    5,020,041     5,003,390     5,019,478       724,374
                                  -----------  -----------   -----------   -----------   -----------
                                  -----------  -----------   -----------   -----------   -----------

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

(6) FINANCIAL HIGHLIGHTS

    The following tables for each segregated sub-account show certain data for an accumulation unit outstanding during the periods indicated:

    GROWTH

                                                                       YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
                                                           1997        1996        1995        1994        1993
                                                         --------    --------    --------    --------    --------
    Unit value, beginning of year ....................   $ 3.04        2.63        2.14        2.15        2.08
                                                         --------    --------    --------    --------    --------

    Income (loss) from investment operations:

      Net investment income (loss) ...................     (.02)       (.01)       (.01)       (.01)          -
      Net gains or losses on securities
        (both realized and unrealized) ...............      .99         .42         .50           -         .07
                                                         --------    --------    --------    --------    --------

        Total from investment operations .............      .97         .41         .49        (.01)        .07
                                                         --------    --------    --------    --------    --------

    Unit value, end of year ..........................   $ 4.01        3.04        2.63        2.14        2.15
                                                         --------    --------    --------    --------    --------
                                                         --------    --------    --------    --------    --------

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    BOND


                                                                       YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
                                                           1997        1996        1995        1994        1993
                                                         --------    --------    --------    --------    --------
    Unit value, beginning of year ....................   $ 2.19        2.15        1.82        1.93        1.77
                                                         --------    --------    --------    --------    --------

    Income (loss) from investment operations:

      Net investment income  .........................      .09         .08         .04         .05         .05
      Net gains or losses on securities
        (both realized and unrealized) ...............      .09        (.04)        .29        (.16)        .11
                                                         --------    --------    --------    --------    --------

        Total from investment operations .............      .18         .04         .33        (.11)        .16
                                                         --------    --------    --------    --------    --------

    Unit value, end of year ..........................   $ 2.37        2.19        2.15        1.82        1.93
                                                         --------    --------    --------    --------    --------
                                                         --------    --------    --------    --------    --------

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    MONEY MARKET


                                                                       YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
                                                           1997        1996        1995        1994        1993
                                                         --------    --------    --------    --------    --------
    Unit value, beginning of year ....................   $ 1.57        1.52        1.46        1.42        1.40
                                                         --------    --------    --------    --------    --------

    Income from investment operations:

      Net investment income ..........................      .06         .05         .06         .04         .02
                                                         --------    --------    --------    --------    --------

        Total from investment operations .............      .06         .05         .06         .04         .02
                                                         --------    --------    --------    --------    --------

    Unit value, end of year ..........................   $ 1.63        1.57        1.52        1.46        1.42
                                                         --------    --------    --------    --------    --------
                                                         --------    --------    --------    --------    --------

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    ASSET ALLOCATION


                                                                       YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
                                                           1997        1996        1995        1994        1993
                                                         --------    --------    --------    --------    --------
    Unit value, beginning of year ....................   $ 2.76        2.49        2.01        2.07        1.97
                                                         --------    --------    --------    --------    --------

    Income (loss) from investment operations:

      Net investment income  .........................      .04         .04         .04         .01         .01
      Net gains or losses on securities
        (both realized and unrealized) ...............      .45         .23         .44        (.07)        .09
                                                         --------    --------    --------    --------    --------

        Total from investment operations .............      .49         .27         .48        (.06)        .10
                                                         --------    --------    --------    --------    --------

    Unit value, end of year ..........................   $ 3.25        2.76        2.49        2.01        2.07
                                                         --------    --------    --------    --------    --------
                                                         --------    --------    --------    --------    --------

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    MORTGAGE SECURITIES


                                                                       YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
                                                           1997        1996        1995        1994        1993
                                                         --------    --------    --------    --------    --------
    Unit value, beginning of year ....................   $ 2.01        1.93        1.66        1.74        1.61
                                                         --------    --------    --------    --------    --------

    Income (loss) from investment operations:

      Net investment income  .........................      .10         .10         .10         .06         .04
      Net gains or losses on securities
        (both realized and unrealized) ...............      .06        (.02)        .17        (.14)        .09
                                                         --------    --------    --------    --------    --------

        Total from investment operations .............      .16         .08         .27        (.08)        .13
                                                         --------    --------    --------    --------    --------

    Unit value, end of year ..........................   $ 2.17        2.01        1.93        1.66        1.74
                                                         --------    --------    --------    --------    --------
                                                         --------    --------    --------    --------    --------

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    INDEX 500


                                                                       YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
                                                           1997        1996        1995        1994        1993
                                                         --------    --------    --------    --------    --------
    Unit value, beginning of year ....................   $ 2.91        2.43        1.79        1.80        1.66
                                                         --------    --------    --------    --------    --------

    Income (loss) from investment operations:

      Net investment income ..........................     (.01)          -         .01           -           -
      Net gains or losses on securities
        (both realized and unrealized) ...............      .91         .48         .63        (.01)        .14
                                                         --------    --------    --------    --------    --------

        Total from investment operations .............      .90         .48         .64        (.01)        .14
                                                         --------    --------    --------    --------    --------

    Unit value, end of year ..........................   $ 3.81        2.91        2.43        1.79        1.80
                                                         --------    --------    --------    --------    --------
                                                         --------    --------    --------    --------    --------

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    CAPITAL APPRECIATION


                                                                       YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
                                                           1997        1996        1995        1994        1993
                                                         --------    --------    --------    --------    --------
    Unit value, beginning of year ....................   $ 2.93        2.52        2.08        2.06        1.89
                                                         --------    --------    --------    --------    --------

    Income from investment operations:

      Net investment loss.............................     (.04)       (.03)       (.03)       (.02)       (.02)
      Net gains or losses on securities (both
        realized and unrealized) .....................      .82         .44         .47         .04         .19
                                                         --------    --------    --------    --------    --------

        Total from investment operations .............      .78         .41         .44         .02         .17
                                                         --------    --------    --------    --------    --------

    Unit value, end of year ..........................   $ 3.71        2.93        2.52        2.08        2.06
                                                         --------    --------    --------    --------    --------
                                                         --------    --------    --------    --------    --------

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    INTERNATIONAL STOCK

                                                                       YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
                                                           1997        1996        1995        1994        1993
                                                         --------    --------    --------    --------    --------
    Unit value, beginning of year.....................   $ 1.73        1.46         1.30        1.32        .93
                                                         --------    --------    --------    --------    --------

    Income (loss) from investment operations:

      Net investment income (loss) ...................      .03         .02        (.02)        .01        (.01)
      Net gains or losses on securities
        (both realized and unrealized) ...............      .15         .25         .18        (.03)        .40
                                                         --------    --------    --------    --------    --------

        Total from investment operations .............      .18         .27         .16        (.02)        .39
                                                         --------    --------    --------    --------    --------

    Unit value, end of year ..........................   $ 1.91        1.73        1.46        1.30        1.32
                                                         --------    --------    --------    --------    --------
                                                         --------    --------    --------    --------    --------

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    SMALL COMPANY

                                                                                               PERIOD FROM
                                                                                               MAY 3, 1994*
                                                               YEAR ENDED DECEMBER 31,         TO DECEEMBER
                                                 1997        1996        1995        1994         31, 1993
                                               --------    --------    --------    --------    ------------
    Unit value, beginning of period ........    $ 1.67       1.59        1.22        1.16          1.00
                                               --------    --------    --------    --------      --------

    Income from investment operations:

      Net investment loss  .................      (.02)     (.02)        (.02)       (.01)         (.01)
      Net gains or losses on securities
          (both realized and unrealized) ...       .13       .10          .39         .07           .17
                                               --------    --------    --------    --------      --------

        Total from investment operations ...       .11       .08          .37         .06           .16
                                               --------    --------    --------    --------      --------

    Unit value, end of period ..............    $ 1.78      1.67         1.59        1.22          1.16
                                               --------    --------    --------    --------      --------
                                               --------    --------    --------    --------      --------


* Inception of the segregated sub-account was May 3, 1993, when the units became effectively registered under the Securities Exchange Act of 1933.

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    MATURING GOVERNMENT BOND 1998

                                                                                   PERIOD FROM
                                                     YEAR ENDED DECEMBER 31,       MAY 2, 1994*
                                               --------------------------------    TO DECEMBER
                                                 1997        1996        1995       31, 1994
                                               --------    --------    --------    -----------
    Unit value, beginning of period ........   $  1.16       1.12        .98          1.00
                                               --------    --------    --------     --------

    Income (loss) from investment operations:

      Net investment income (loss)  ........       .04       (.01)       .05           .03
      Net gains or losses on securities
          (both realized and unrealized) ...       .01        .05        .09          (.05)
                                               --------    --------    --------     --------

        Total from investment operations ...       .05        .04        .14          (.02)
                                               --------    --------    --------     --------

    Unit value, end of period ..............   $  1.21       1.16       1.12           .98
                                               --------    --------    --------     --------
                                               --------    --------    --------     --------

     * Inception of the segregated sub-account was May 2, 1994, when the units became effectively registered under the Securities Exchange Act of 1933.

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    MATURING GOVERNMENT BOND 2002

                                                                                   PERIOD FROM
                                                     YEAR ENDED DECEMBER 31,       MAY 2, 1994*
                                               --------------------------------    TO DECEMBER
                                                 1997        1996        1995       31, 1994
                                               --------    --------    --------    -----------

    Unit value, beginning of period ........   $ 1.21        1.20        .97          1.00
                                               --------    --------    --------     --------

    Income (loss) from investment operations:

      Net investment income ................      .05         .06         .06          .04
      Net gains or losses on securities
          (both realized and unrealized) ...      .03        (.05)        .17         (.07)
                                               --------    --------    --------     --------

        Total from investment operations ...      .08         .01         .23         (.03)
                                               --------    --------    --------     --------

    Unit value, end of period ..............   $ 1.29        1.21        1.20          .97
                                               --------    --------    --------     --------
                                               --------    --------    --------     --------


    * Inception of the segregated sub-account was May 2, 1994, when the units became effectively registered under the Securities Exchange Act of 1933.

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    MATURING GOVERNMENT BOND 2006

                                                                                   PERIOD FROM
                                                     YEAR ENDED DECEMBER 31,       MAY 2, 1994*
                                               --------------------------------    TO DECEMBER
                                                 1997        1996        1995       31, 1994
                                               --------    --------    --------    -----------
    Unit value, beginning of period ........   $ 1.25        1.28        .96          1.00
                                               --------    --------    --------     --------
    Income (loss) from investment operations:

      Net investment income ................      .05         .06         .06          .04
      Net gains or losses on securities
          (both realized and unrealized) ...      .09        (.09)        .26         (.08)
                                               --------    --------    --------     --------

        Total from investment operations ...      .14        (.03)        .32         (.04)
                                               --------    --------    --------     --------

    Unit value, end of period ..............   $ 1.39        1.25        1.28          .96
                                               --------    --------    --------     --------
                                               --------    --------    --------     --------

    * Inception of the segregated sub-account was May 2, 1994, when the units became effectively registered under the Securities Exchange Act of 1933.

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    MATURING GOVERNMENT BOND 2010

                                                                                   PERIOD FROM
                                                     YEAR ENDED DECEMBER 31,       MAY 2, 1994*
                                               --------------------------------    TO DECEMBER
                                                 1997        1996        1995       31, 1994
                                               --------    --------    --------    -----------
    Unit value, beginning of period ........   $  1.27       1.33         .95         1.00
                                               --------    --------    --------     --------

    Income (loss) from investment operations:

      Net investment income (loss)  ........      .04        (.02)        .06          .04
      Net gains or losses on securities
          (both realized and unrealized) ...      .16        (.04)        .32         (.09)
                                               --------    --------    --------     --------

        Total from investment operations ...      .20        (.06)        .38         (.05)
                                               --------    --------    --------     --------

    Unit value, end of period ..............   $  1.47       1.27        1.33          .95
                                               --------    --------    --------     --------
                                               --------    --------    --------     --------

    * Inception of the segregated sub-account was May 2, 1994, when the units became effectively registered under the Securities Exchange Act of 1933.

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    VALUE STOCK

                                                                                   PERIOD FROM
                                                     YEAR ENDED DECEMBER 31,       MAY 2, 1994*
                                               --------------------------------    TO DECEMBER
                                                 1997        1996        1995       31, 1994
                                               --------    --------    --------    -----------
    Unit value, beginning of period ........   $  1.78       1.38        1.05         1.00
                                               --------    --------    --------     --------

    Income from investment operations:

      Net investment income ................        -           -           -          .01
      Net gains or losses on securities
          (both realized and unrealized) ...      .35         .40         .33          .04
                                               --------    --------    --------     --------

        Total from investment operations ...      .35         .40         .33          .05
                                               --------    --------    --------     --------

    Unit value, end of period ..............   $  2.13       1.78        1.38         1.05
                                               --------    --------    --------     --------
                                               --------    --------    --------     --------

    * Inception of the segregated sub-account was May 2, 1994, when the units became effectively registered under the Securities Exchange Act of 1933.

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    SMALL COMPANY VALUE

                                                                             PERIOD FROM
                                                                           OCTOBER 1, 1997*
                                                                             TO DECEMBER
                                                                              31, 1997
                                                                           ----------------
    Unit value, beginning of period .....................................  $      1.00
                                                                           ----------------

    Income from investment operations:

      Net investment income  ............................................            -
      Net gains or losses on securities (both realized and unrealized) ..          .03
                                                                           ----------------

        Total from investment operations ................................          .03
                                                                           ----------------

    Unit value, end of period ...........................................  $      1.03
                                                                           ----------------
                                                                           ----------------


    * Inception of the segregated sub-account was October 1, 1997, when the units became effectively registered under the Securities Exchange Act of 1933.

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    INTERNATIONAL BOND

                                                                             PERIOD FROM
                                                                           OCTOBER 1, 1997*
                                                                             TO DECEMBER
                                                                              31, 1997
                                                                           ----------------
    Unit value, beginning of period .....................................  $      1.00
                                                                           ----------------

    Income from investment operations:

      Net investment income .............................................          .01
      Net gains or losses on securities (both realized and unrealized) ..         (.01)
                                                                           ----------------

        Total from investment operations ................................            -
                                                                           ----------------

    Unit value, end of period ...........................................  $      1.00
                                                                           ----------------
                                                                           ----------------


    * Inception of the segregated sub-account was October 1, 1997, when the units became effectively registered under the Securities Exchange Act of 1933.

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    INDEX 400 MID-CAP

                                                                             PERIOD FROM
                                                                           OCTOBER 1, 1997*
                                                                             TO DECEMBER
                                                                              31, 1997
                                                                           ----------------
    Unit value, beginning of period .....................................  $      1.00
                                                                           ----------------

    Income from investment operations:

      Net investment income .............................................            -
      Net gains or losses on securities (both realized and unrealized) ..            -
                                                                           ----------------

        Total from investment operations ................................            -
                                                                           ----------------

    Unit value, end of period ...........................................  $      1.00
                                                                           ----------------
                                                                           ----------------


    * Inception of the segregated sub-account was October 1, 1997, when the units became effectively registered under the Securities Exchange Act of 1933.

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    MACRO-CAP VALUE

                                                                             PERIOD FROM
                                                                           OCTOBER 1, 1997*
                                                                             TO DECEMBER
                                                                              31, 1997
                                                                           ----------------
    Unit value, beginning of period .....................................  $      1.00
                                                                           ----------------

    Income (loss) from investment operations:

      Net investment income .............................................            -
      Net gains or losses on securities (both realized and unrealized) ..          (.02)
                                                                           ----------------

        Total from investment operations ................................          (.02)
                                                                           ----------------

    Unit value, end of period ...........................................  $        .98
                                                                           ----------------
                                                                           ----------------


    * Inception of the segregated sub-account was October 15, 1997, when the units became effectively registered under the Securities Exchange Act of 1933.

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    MACRO-CAP GROWTH

                                                                             PERIOD FROM
                                                                           OCTOBER 1, 1997*
                                                                             TO DECEMBER
                                                                              31, 1997
                                                                           ----------------
    Unit value, beginning of period .....................................  $      1.00
                                                                           ----------------

    Income (loss) from investment operations:

      Net investment loss ...............................................         (.01)
      Net gains or losses on securities (both realized and unrealized) ..         (.08)
                                                                           ----------------

        Total from investment operations ................................         (.09)
                                                                           ----------------

    Unit value, end of period ...........................................  $       .91
                                                                           ----------------
                                                                           ----------------


    * Inception of the segregated sub-account was October 1, 1997, when the units became effectively registered under the Securities Exchange Act of 1933.

                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

    TEMPLETON DEVELOPING MARKETS

                                                                             PERIOD FROM
                                                                           OCTOBER 1, 1997*
                                                                             TO DECEMBER
                                                                              31, 1997
                                                                           ----------------
    Unit value, beginning of period .....................................  $      1.00
                                                                           ----------------


    Income (loss) from investment operations:

      Net investment income .............................................            -
      Net gains or losses on securities (both realized and unrealized) ..         (.31)
                                                                           ----------------

        Total from investment operations ................................         (.31)
                                                                           ----------------

    Unit value, end of period ...........................................  $       .69
                                                                           ----------------
                                                                           ----------------


    * Inception of the segregated sub-account was October 2, 1997, when the units became effectively registered under the Securities Exchange Act of 1933.

 INDEPENDENT AUDITORS' REPORT
The Board of Trustees
The Minnesota Mutual Life Insurance Company

  We have audited the accompanying consolidated balance sheets of The Minnesota Mutual Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations and policyowners' surplus and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Minnesota Mutual Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ending December 31, 1997 in conformity with generally accepted accounting principles.
  Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                             KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 9, 1998

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 1997 AND 1996

                                     ASSETS

                                                        1997        1996
                                                     ----------- -----------
                                                         (IN THOUSANDS)
Fixed maturity securities:
  Available-for-sale, at fair value (amortized cost
   $4,518,807 and $4,558,975)                        $ 4,719,801 $ 4,674,082
  Held-to-maturity, at amortized cost (fair value
   $1,158,227 and $1,179,112)                          1,088,312   1,125,638
Equity securities, at fair value (cost $537,441 and
 $429,509)                                               686,638     549,797
Mortgage loans, net                                      661,337     608,808
Real estate, net                                          39,964      43,082
Policy loans                                             213,488     204,178
Short-term investments                                   112,352     126,372
Other invested assets                                    216,838      94,647
                                                     ----------- -----------
  Total investments                                    7,738,730   7,426,604
Cash                                                      96,179      57,140
Finance receivables, net                                 211,794     259,192
Deferred policy acquisition costs                        576,030     589,517
Accrued investment income                                 83,439      90,996
Premiums receivable                                       68,030      77,140
Property and equipment, net                               58,123      55,050
Reinsurance recoverables                                 150,126     126,629
Other assets                                              52,852      54,798
Separate account assets                                5,366,810   3,706,256
                                                     ----------- -----------
    Total assets                                     $14,402,113 $12,443,322
                                                     =========== ===========

                     LIABILITIES AND POLICYOWNERS' SURPLUS

Liabilities:
  Policy and contract account balances               $ 4,275,221 $ 4,310,015
  Future policy and contract benefits                  1,687,529   1,638,720
  Pending policy and contract claims                      64,356      70,577
  Other policyowner funds                                416,752     396,848
  Policyowner dividends payable                           55,321      49,899
  Unearned premiums and fees                             202,070     207,111
  Federal income tax liability:
    Current                                               45,300      25,643
    Deferred                                             166,057     149,665
  Other liabilities                                      334,305     286,042
  Notes payable                                          298,000     319,000
  Separate account liabilities                         5,320,517   3,691,374
                                                     ----------- -----------
    Total liabilities                                $12,865,428 $11,144,894
                                                     =========== ===========
Policyowners' surplus:
  Unassigned surplus                                   1,380,012   1,190,116
  Net unrealized investment gains                        156,673     108,312
                                                     ----------- -----------
   Total policyowners' surplus                         1,536,685   1,298,428
                                                     ----------- -----------
    Total liabilities and policyowners' surplus      $14,402,113 $12,443,322
                                                     =========== ===========

          See accompanying notes to consolidated financial statements.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND POLICYOWNERS' SURPLUS

YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995

                            STATEMENTS OF OPERATIONS

                                             1997        1996        1995
                                          ----------  ----------  ----------
                                                   (IN THOUSANDS)
Revenues:
  Premiums                                $  615,253  $  612,359  $  603,770
  Policy and contract fees                   272,037     245,966     214,203
  Net investment income                      553,773     530,987     515,047
  Net realized investment gains              114,367      55,574      62,292
  Finance charge income                       43,650      46,932      39,937
  Other income                                71,707      51,630      40,250
                                          ----------  ----------  ----------
    Total revenues                         1,670,787   1,543,448   1,475,499
                                          ----------  ----------  ----------
Benefits and expenses:
  Policyowner benefits                       515,873     541,520     517,771
  Interest credited to policies and con-
   tracts                                    298,033     288,967     297,145
  General operating expenses                 369,961     302,618     273,425
  Commissions                                114,404     103,370      93,465
  Administrative and sponsorship fees         81,750      79,360      76,223
  Dividends to policyowners                   26,776      24,804      27,282
  Interest on notes payable                   24,192      22,798      11,128
  Increase in deferred policy acquisi-
   tion costs                                (26,878)    (19,284)    (34,173)
                                          ----------  ----------  ----------
    Total benefits and expenses            1,404,111   1,344,153   1,262,266
                                          ----------  ----------  ----------
     Income from operations before taxes     266,676     199,295     213,233
  Federal income tax expense (benefit):
    Current                                   84,612      68,033      71,379
    Deferred                                  (7,832)        744      11,995
                                          ----------  ----------  ----------
     Total federal income tax expense         76,780      68,777      83,374
      Net income                          $  189,896  $  130,518  $  129,859
                                          ==========  ==========  ==========

                      STATEMENTS OF POLICYOWNERS' SURPLUS

Policyowners' surplus, beginning of year  $1,298,428  $1,212,850  $  874,577
  Net income                                 189,896     130,518     129,859
  Change in net unrealized investment
   gains and losses                           48,361     (44,940)    208,414
                                          ----------  ----------  ----------
Policyowners' surplus, end of year        $1,536,685  $1,298,428  $1,212,850
                                          ==========  ==========  ==========

          See accompanying notes to consolidated financial statements.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995

                                            1997         1996         1995
                                         -----------  -----------  -----------
                                                   (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                               $   189,896  $   130,518  $   129,859
Adjustments to reconcile net income to
 net cash provided by operating activi-
 ties:
  Interest credited to annuity and in-
   surance contracts                         276,719      275,968      288,218
  Fees deducted from policy and con-
   tract balances                           (214,803)    (206,780)    (201,575)
  Change in future policy benefits            76,358       84,389      100,025
  Change in other policyowner liabili-
   ties                                        7,597       16,099       (4,762)
  Change in deferred policy acquisition
   costs                                     (19,430)     (15,312)     (29,822)
  Change in premiums due and other re-
   ceivables                                  (9,280)     (26,142)     (18,039)
  Change in federal income tax liabili-
   ties                                        5,277      (12,055)      18,376
  Net realized investment gains             (123,016)     (59,546)     (66,643)
  Other, net                                   8,760       29,987       36,561
                                         -----------  -----------  -----------
    Net cash provided by operating ac-
     tivities                                198,078      217,126      252,198
                                         -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
  Fixed maturity securities, available-
   for-sale                                1,099,114      877,682    1,349,348
  Equity securities                          601,936      352,901      203,493
  Mortgage loans                                 --        15,567        4,315
  Real estate                                  9,279       11,678       15,948
  Other invested assets                       26,877       12,280       10,775
Proceeds from maturities and repayments
 of:
  Fixed maturity securities, available-
   for-sale                                  403,829      329,550      253,576
  Fixed maturity securities, held-to-
   maturity                                  139,394      114,222      127,617
  Mortgage loans                             109,246       94,703      104,730
Purchases of:
  Fixed maturity securities, available-
   for-sale                               (1,498,048)  (1,228,048)  (1,975,130)
  Fixed maturity securities, held-to-
   maturity                                  (82,835)     (60,612)    (140,763)
  Equity securities                         (585,349)    (446,599)    (212,142)
  Mortgage loans                            (157,247)    (108,691)    (209,399)
  Real estate                                 (3,908)      (3,786)     (16,554)
  Other invested assets                      (55,988)     (29,271)     (20,517)
Finance receivable originations or pur-
 chases                                     (115,248)    (175,876)    (167,298)
Finance receivable principal payments        133,762      142,723      123,515
Other, net                                   (88,626)     (40,062)     (19,292)
                                         -----------  -----------  -----------
    Net cash used for investing activi-
     ties                                    (63,812)    (141,639)    (567,778)
                                         -----------  -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits credited to annuity and insur-
 ance contracts                              928,696      657,405      710,525
Withdrawals from annuity and insurance
 contracts                                (1,013,588)    (702,681)    (563,569)
Proceeds from issuance of surplus notes          --           --       124,967
Proceeds from issuance of debt by sub-
 sidiary                                         --        60,000       50,000
Payments on debt by subsidiary               (21,000)     (21,000)     (10,000)
Other, net                                    (3,355)      (6,898)      (3,801)
                                         -----------  -----------  -----------
    Net cash provided by (used for) fi-
     nancing activities                     (109,247)     (13,174)     308,122
                                         -----------  -----------  -----------
Net increase (decrease) in cash and
 short-term investments                       25,019       62,313       (7,458)
Cash and short-term investments, begin-
 ning of year                                183,512      121,199      128,657
                                         -----------  -----------  -----------
Cash and short-term investments, end of
 year                                    $   208,531  $   183,512  $   121,199
                                         ===========  ===========  ===========

          See accompanying notes to consolidated financial statements.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) NATURE OF OPERATIONS

The Minnesota Mutual Life Insurance Company (the Company), both directly and through its subsidiaries, provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.
  The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into four strategic business units which focus on various markets: Individual, Financial Services, Group, and Pension. Revenues in 1997 for these business units were $854,192,000, $284,222,000, $232,619,000 and $114,324,000, respectively. Additional revenues of $185,430,000, were reported by the Company's subsidiaries.
  At December 31, 1997, the Company was one of the 12 largest mutual life insurance company groups in the United States, as measured by total assets. The Company serves nearly seven million people through more than 4,000 associates located at its St. Paul headquarters and in 81 general agencies and 43 regional offices throughout the United States.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The consolidated financial statements include the accounts of The Minnesota Mutual Life Insurance Company and its subsidiaries (collectively, "the Company"). All material intercompany transactions and balances have been eliminated.
  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

Insurance Revenues and Expenses
Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.
  Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders. Expenses include the portion of claims not covered by and interest credited to the related policy and contract account balances. Policy acquisition costs are amortized relative to estimated gross profits or margins.

Deferred Policy Acquisition Costs
The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.
  For traditional life, accident and health and group life products, deferred acquisition costs are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.
  For nontraditional life products and deferred annuities, deferred acquisition costs are amortized over the estimated lives of the contracts in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins.
  Deferred acquisition costs amortized were $128,176,000, $125,978,000 and $104,940,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

Finance Charge Income and Receivables
Finance charge income represents fees and interest charged on consumer loans. The Company uses the interest (actuarial) method of accounting for finance charges and interest on finance receivables. Accrual of finance charges and interest on the smaller balance homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Finance charges and interest is suspended when a loan is considered by management to be impaired. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. When a loan is identified as impaired, interest previously accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. An allowance for uncollectible amounts is maintained by direct charges to operations at an amount which management believes, based upon historical losses and economic conditions, is adequate to absorb probable losses on existing receivables that may become uncollectible. The reported receivables are net of this allowance.

Valuation of Investments
Fixed maturity securities (bonds) which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost, net of write-downs for other than temporary declines in value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method. Fixed maturity securities which may be sold prior to maturity are classified as available-for-sale and are carried at fair value.
  Equity securities (common stocks and preferred stocks) are carried at fair value. Equity securities also include initial contributions to affiliated registered investment funds that are managed by a subsidiary of the Company. These contributions are carried at the market value of the underlying net assets of the funds.
  Mortgage loans are carried at amortized cost less an allowance for uncollectible amounts. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. A mortgage loan is considered impaired if it is probable that contractual amounts due will not be collected. Impaired mortgage loans are valued at the fair value of the underlying collateral. Interest income on impaired mortgage loans is recorded on an accrual basis. However, when the likelihood of collection is doubtful, interest income is recognized when received.
  Fair values of fixed maturity securities and equity securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent pricing services which specialize in matrix pricing and modeling techniques for estimating fair values. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing.
  Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses. Accumulated depreciation on real estate at December 31, 1997 and 1996, was $6,269,000 and $5,968,000, respectively.
  Policy loans are carried at the unpaid principal balance.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Derivative Financial Instruments
The Company entered into equity swaps in 1996 as part of an overall risk management strategy. The swaps were used to hedge exposure to market risk on $400,000,000 of the Company's common stock portfolio. The swaps were based upon certain stock indices. If, at the time of settlement for a particular swap, the designated stock index had fallen below a specified level, the counterparty would pay the Company an amount based upon the decline in the index and the stock portfolio value protected by the swap. If, at the time of settlement, the designated stock index had risen, the Company would pay the counterparty an amount based upon the increase in the index and 25% of the stock portfolio value protected by the swap. The equity swaps were settled with the counterparties in August of 1997.
  The swaps were carried at fair value, which were based upon dealer quotes. Changes in fair value were recorded directly in policyowners' surplus. Upon settlement of the swaps, gains or losses were recognized in income. The Company realized a loss of approximately $31 million in 1997, upon settlement of these equity swaps.
  The Company began investing in international bonds denominated in foreign currencies in 1997. The Company uses forward foreign exchange currency contracts as part of its risk management strategy for international investments. The forward foreign exchange currency contracts are used to reduce market risks from changes in foreign exchange rates. These forward foreign exchange currency contracts are agreements to purchase a specified amount of one currency in exchange for a specified amount of another currency at a future point in time at a foreign exchange currency rate agreed upon on the contract open date. No cash is exchanged at the outset of the contract and no payments are made by either party until the contract close date. On the contract close date the contracted amount of the purchased currency is received from the counterparty and the contracted amount of the sold currency is sent to the counterparty. These contracts are generally short-term in nature and there is no material exposure to the Company at December 31, 1997.

Capital Gains and Losses
Realized and unrealized capital gains and losses are determined on the specific identification method. Write-downs of held-to-maturity securities and the provision for credit losses on mortgage loans and real estate are recorded as realized losses.
  Changes in the fair value of fixed maturity securities available-for-sale and equity securities are recorded as a separate component of policyowners' surplus, net of taxes and related adjustments to deferred policy acquisition costs and unearned policy and contract fees.

Property and Equipment
Property and equipment are carried at cost, net of accumulated depreciation of $90,926,000 and $81,962,000 at December 31, 1997 and 1996, respectively.
Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expenses for the years ended December 31, 1997, 1996 and 1995, were $8,965,000, $6,454,000 and $5,941,000, respectively.

Separate Accounts
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the exclusive benefit of pension, variable annuity and variable life insurance policyowners and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the market value of the investments held in the segregated funds. The Company receives administrative and investment advisory fees for services rendered on behalf of these accounts.
  The Company periodically invests money in its separate accounts. The market value of such investments is included with separate account assets and amounted to $46,293,000 and $14,882,000 as of December 31, 1997 and 1996, respectively.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policyowner Liabilities
Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments, and charges assessed for the cost of insurance, policy administration and surrenders.
  Future policy and contract benefits are comprised of reserves for traditional life, group life, and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity, and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions.
  Other policyowner funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

Participating Business
Substantially all of the Company's premium revenues are derived from participating policies. Dividends and other discretionary payments are declared by the Board of Trustees based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors, and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums.

Income Taxes
Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax bases of assets and liabilities.

Reinsurance Recoverables
Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits.

Reclassifications
Certain 1996 and 1995 financial statement balances have been reclassified to conform with the 1997 presentation.

(3) INVESTMENTS

Net investment income for the years ended December 31 was as follows:

                             1997      1996      1995
                           --------  --------  --------
                                 (IN THOUSANDS)
Fixed maturity securities  $457,391  $433,985  $426,114
Equity securities            16,182    14,275     8,883
Mortgage loans               55,929    63,865    58,943
Real estate                    (407)     (475)      497
Policy loans                 15,231    13,828    12,821
Short-term investments        6,995     6,535     6,716
Other invested assets         3,871     4,901     5,168
                           --------  --------  --------
  Gross investment income   555,192   536,914   519,142
Investment expenses          (1,419)   (5,927)   (4,095)
                           --------  --------  --------
    Total                  $553,773  $530,987  $515,047
                           ========  ========  ========

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3) INVESTMENTS (CONTINUED)

  Net realized capital gains (losses) for the years ended December 31 were as follows:

                             1997    1996     1995
                           -------- -------  -------
                                (IN THOUSANDS)
Fixed maturity securities  $  3,711 $(6,536) $24,025
Equity securities            92,765  57,770   36,374
Mortgage loans                2,011    (721)    (207)
Real estate                   1,598   7,088    2,436
Other invested assets        14,282  (2,027)    (336)
                           -------- -------  -------
    Total                  $114,367 $55,574  $62,292
                           ======== =======  =======

  Gross realized gains (losses) on the sales of fixed maturity securities and equity securities for the years ended December 31 were as follows:

                                                  1997      1996      1995
                                                --------  --------  --------
                                                      (IN THOUSANDS)
Fixed maturity securities, available-for-sale:
  Gross realized gains                          $ 18,804  $ 19,750  $ 34,898
  Gross realized losses                          (15,093)  (26,286)  (10,873)
Equity securities:
  Gross realized gains                           151,200    79,982    52,670
  Gross realized losses                          (27,672)  (22,212)  (16,296)

  Net unrealized gains (losses) included in policyowners' surplus at December 31 were as follows:

                                                   1997       1996
                                                 ---------  --------
                                                   (IN THOUSANDS)
Gross unrealized gains                           $ 472,671  $314,576
Gross unrealized losses                           (118,863)  (77,337)
Adjustment to deferred acquisition costs          (100,299)  (65,260)
Adjustment to unearned policy and contract fees    (13,087)   (8,192)
Deferred federal income taxes                      (83,749)  (55,475)
                                                 ---------  --------
  Net unrealized gains                           $ 156,673  $108,312
                                                 =========  ========

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3) INVESTMENTS (CONTINUED)

  The amortized cost and fair value of investments in marketable securities by type of investment were as follows:

                                               GROSS UNREALIZED
                                    AMORTIZED  -----------------    FAIR
                                       COST     GAINS    LOSSES    VALUE
                                    ---------- -------- -------- ----------
                                                (IN THOUSANDS)
DECEMBER 31, 1997
Available-for-sale:
  United States government and gov-
   ernment agencies and authorities $  239,613 $ 18,627 $    --  $  258,240
  Foreign governments                    1,044      --        29      1,015
  Corporate securities               2,273,474  216,056   70,484  2,419,046
  International bond securities        150,157    2,565   23,530    129,192
  Mortgage-backed securities         1,854,519   66,934    9,145  1,912,308
                                    ---------- -------- -------- ----------
    Total fixed maturities           4,518,807  304,182  103,188  4,719,801
  Equity securities--unaffiliated      421,672  134,558   14,575    541,655
  Equity securities--affiliated        115,769   29,214      --     144,983
                                    ---------- -------- -------- ----------
    Total equity securities            537,441  163,772   14,575    686,638
                                    ---------- -------- -------- ----------
      Total available-for-sale       5,056,248  467,954  117,763  5,406,439
Held-to maturity:
  Corporate securities                 893,407   59,850      752    952,505
  Mortgage-backed securities           194,905   10,817      --     205,722
                                    ---------- -------- -------- ----------
    Total held-to-maturity           1,088,312   70,667      752  1,158,227
                                    ---------- -------- -------- ----------
      Total                         $6,144,560 $538,621 $118,515 $6,564,666
                                    ========== ======== ======== ==========
DECEMBER 31, 1996
Available-for-sale:
  United States government and gov-
   ernment agencies and authorities $  302,820 $  2,397 $  6,756 $  298,461
  State, municipalities, and polit-
   ical subdivisions                    11,296      759      --      12,055
  Foreign governments                    1,926      --        54      1,872
  Corporate securities               2,450,126  115,846   19,554  2,546,418
  Mortgage-backed securities         1,792,807   64,834   42,365  1,815,276
                                    ---------- -------- -------- ----------
    Total fixed maturities           4,558,975  183,836   68,729  4,674,082
  Equity securities--unaffiliated      353,983  107,172    5,168    455,987
  Equity securities--affiliated         75,526   18,284      --      93,810
                                    ---------- -------- -------- ----------
    Total equity securities            429,509  125,456    5,168    549,797
                                    ---------- -------- -------- ----------
      Total available-for-sale       4,988,484  309,292   73,897  5,223,879
Held-to maturity:
  Corporate securities                 904,994   50,187    3,130    952,051
  Mortgage-backed securities           220,644    7,833    1,416    227,061
                                    ---------- -------- -------- ----------
    Total held-to-maturity           1,125,638   58,020    4,546  1,179,112
                                    ---------- -------- -------- ----------
      Total                         $6,114,122 $367,312 $ 78,443 $6,402,991
                                    ========== ======== ======== ==========

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)INVESTMENTS (CONTINUED)

  The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997 by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                   AVAILABLE-FOR-SALE     HELD-TO-MATURITY
                                  --------------------- ---------------------
                                  AMORTIZED     FAIR    AMORTIZED     FAIR
                                     COST      VALUE       COST      VALUE
                                  ---------- ---------- ---------- ----------
                                                (IN THOUSANDS)
Due in one year or less           $   47,387 $   44,198 $    2,982 $    3,004
Due after one year through five
 years                               335,383    354,936    120,846    124,461
Due after five years through ten
 years                             1,355,665  1,416,149    317,689    337,322
Due after ten years                  925,853    992,210    451,890    487,718
                                  ---------- ---------- ---------- ----------
                                   2,664,288  2,807,493    893,407    952,505
Mortgage-backed securities         1,854,519  1,912,308    194,905    205,722
                                  ---------- ---------- ---------- ----------
  Total                           $4,518,807 $4,719,801 $1,088,312 $1,158,227
                                  ========== ========== ========== ==========

  At December 31, 1997 and 1996, bonds and certificates of deposit with a carrying value of $8,000,000 and $12,934,000, respectively, were on deposit with various regulatory authorities as required by law.
  Allowances for credit losses on investment are reflected on the consolidated balance sheets as a reduction of the related assets and were as follows:

                         1997    1996
                        ------- -------
                        (IN THOUSANDS)
Mortgage loans          $ 1,500 $ 1,895
Foreclosed real estate      --      535
Investment real estate    2,248   2,529
                        ------- -------
  Total                 $ 3,748 $ 4,959
                        ======= =======

  At December 31, 1997, the recorded investment in mortgage loans that were considered to be impaired was $18,400 before allowance for credit losses. These impaired loans, due to adequate fair market value of underlying collateral, do not have an allowance for credit losses.
  At December 31, 1996, the recorded investment in mortgage loans that were considered to be impaired was $6,518,000 before allowance for credit losses. Included in this amount is $2,225,000 of impaired loans, for which the related allowance for credit losses is $395,000 and $4,293,000 of impaired loans that, as a result of adequate fair market value of underlying collateral, do not have an allowance for credit losses.
  In addition to the allowance for credit losses on impaired mortgage loans, a general allowance for credit losses was established for potential impairments in the remainder of the mortgage loan portfolio. The general allowance was $1,500,000 at December 31, 1997 and 1996.
  Changes in the allowance for credit losses on mortgage loans were as follows:

                               1997    1996    1995
                              ------  ------  ------
                                 (IN THOUSANDS)
Balance at beginning of year  $1,895  $1,711  $2,449
Provision for credit losses      --      381     127
Charge-offs                     (395)   (197)   (865)
                              ------  ------  ------
  Balance at end of year      $1,500  $1,895  $1,711
                              ======  ======  ======

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)INVESTMENTS (CONTINUED)

  Below is a summary of interest income on impaired mortgage loans.

                                                          1997   1996   1995
                                                         ------ ------ -------
                                                            (IN THOUSANDS)
Average impaired mortgage loans                          $3,268 $9,375 $15,845
Interest income on impaired mortgage loans--contractual     556  1,796   1,590
Interest income on impaired mortgage loans--collected       554  1,742   1,515

(4) NOTES RECEIVABLE

In connection with the Company's planned construction of an additional home office facility in St. Paul, the Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of Saint Paul, Minnesota (HRA) in November, 1997. A maximum of $15 million in funds is available under this loan for condemnation and demolition of the Company's proposed building site. The note bears interest at a rate of 8.625%, with principal payments commencing February 2004 and a maturity date of August 2025. Interest payments are accrued and are payable February and August of each year commencing February 2001. All principal and interest payments are due only to the extent of available tax increments. As of December 31, 1997 HRA has drawn $286,775 on this loan contingency agreement and accrued interest of $1,374.

(5) NET FINANCE RECEIVABLES

Finance receivables as of December 31 were as follows:

                                       1997      1996
                                     --------  --------
                                      (IN THOUSANDS)
Direct installment loans             $183,424  $204,038
Retail installment notes               20,373    30,843
Retail revolving credit                25,426    24,863
Credit card receivables                   --      3,541
Accrued interest                        3,116     3,404
                                     --------  --------
 Gross receivables                   $232,339  $266,689
Allowance for uncollectible amounts   (20,545)   (7,497)
                                     --------  --------
  Finance receivables, net           $211,794  $259,192
                                     ========  ========

  Direct installment loans at December 31, 1997 consisted of $83,836,000 of discount basis loans (net of unearned finance charges) and $99,588,00 of interest-bearing loans. As of December 31, 1996, discount basis loans amounted to $93,127,000 and interest-bearing loans amounted to $110,911,000. Direct installment loans generally have a maximum term of 84 months. Retail installment notes are principally discount basis, arise from the sale of household appliances, furniture, and sundry services, and generally have a maximum term of 48 months. Direct installment loans included approximately $65 million and $69 million of real estate secured loans at December 31, 1997 and 1996, respectively. Revolving credit loans included approximately $24 million and $23 million of real estate secured loans at December 31, 1997 and 1996, respectively. Experience has shown that a substantial portion of finance receivables will be renewed, converted or paid in full prior to maturity.
  Principal cash collections of direct installment loans amounted to $90,940,000, $92,438,000 and $75,865,000 and the percentage of these cash collections to the average net balances were 47%, 48%, and 47% for the years ended December 31, 1997, 1996 and 1995, respectively.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(5) NET FINANCE RECEIVABLES (CONTINUED)

  Changes in the allowance for uncollectible amounts for the years ended December 31 were as follows:

                                1997      1996     1995
                              --------  --------  -------
                                   (IN THOUSANDS)
Balance at beginning of year  $  7,497  $  6,377  $ 5,360
Provision for credit losses     28,206    10,086    6,140
Charge-offs                    (17,869)  (11,036)  (6,585)
Recoveries                       2,711     2,070    1,462
                              --------  --------  -------
  Balance at end of year      $ 20,545  $  7,497  $ 6,377
                              ========  ========  =======

  At December 31, 1997, the recorded investment in certain direct installment loans and direct revolving credit loans were considered to be impaired. The balances of such loans at December 31, 1997 and the related allowance for credit losses was as follows:

                                     INSTALLMENT REVOLVING
                                        LOANS     CREDIT   TOTAL
                                     ----------- --------- ------
                                            (IN THOUSANDS)
Balances at December 31, 1997          $7,723     14,492   22,215
Related allowance for credit losses    $4,200      7,772   11,972

  All loans deemed to be impaired are placed on a non-accrual status. No accrued or unpaid interest was recognized on impaired loans during 1997. The average balances of impaired loans during the year ended December 31, 1997 was $7,397,000 and $12,793,000, respectively, for installment basis and revolving credit direct loans.
  There were no material commitments to lend additional funds to customers whose loans were classified as non-accrual at December 31, 1997.

(6) INCOME TAXES

Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

                                                  1997     1996     1995
                                                 -------  -------  -------
                                                     (IN THOUSANDS)
Computed tax expense                             $93,337  $69,753  $74,631
Difference between computed and actual tax ex-
 pense:
  Dividends received deduction                    (5,573)  (2,534)  (1,710)
  Special tax on mutual life insurance companies   3,341    2,760   10,134
  MF&C sale                                       (4,408)     --       --
  Foundation gain                                 (4,042)  (1,260)    (540)
  Tax credits                                     (3,600)  (3,475)  (1,840)
  Expense adjustments and other                   (2,275)   3,533    2,699
                                                 -------  -------  -------
    Total tax expense                            $76,780  $68,777  $83,374
                                                 =======  =======  =======

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(6) INCOME TAXES (CONTINUED)

  The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

                                                        1997     1996
                                                      -------- --------
                                                       (IN THOUSANDS)
Deferred tax assets:
  Policyowner liabilities                             $ 14,374 $ 15,854
  Unearned fee income                                   49,274   43,232
  Pension and post-retirement benefits                  23,434   21,815
  Tax deferred policy acquisition costs                 73,134   58,732
  Net realized capital losses                            9,609    8,275
  Other                                                 20,524   19,229
                                                      -------- --------
    Gross deferred tax assets                          190,349  167,137
Deferred tax liabilities:
  Deferred policy acquisition costs                    201,611  206,331
  Real estate and property and equipment depreciation   11,165   10,089
  Basis difference on investments                       11,061    8,605
  Net unrealized capital gains                         122,876   81,339
  Other                                                  9,693   10,438
                                                      -------- --------
    Gross deferred tax liabilities                     356,406  316,802
                                                      -------- --------
      Net deferred tax liability                      $166,057 $149,665
                                                      ======== ========

  A valuation allowance for deferred tax assets was not considered necessary as of December 31, 1997 and 1996, because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.
  Income taxes paid for the years ended December 31, 1997, 1996 and 1995, were $97,721,000, $79,026,000 and $64,390,000, respectively.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(7) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Activity in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

                                  1997     1996     1995
                                -------- -------- --------
                                      (IN THOUSANDS)
Balance at January 1            $416,910 $377,302 $349,311
  Less: reinsurance recoverable  102,161   80,333   61,624
                                -------- -------- --------
Net balance at January 1         314,749  296,969  287,687
                                -------- -------- --------
Incurred related to:
  Current year                   121,153  134,727  129,896
  Prior years                      7,809    4,821   (4,014)
                                -------- -------- --------
Total incurred                   128,962  139,548  125,882
                                -------- -------- --------
Paid related to:
  Current year                    51,275   51,695   47,620
  Prior years                     57,475   70,073   68,980
                                -------- -------- --------
Total paid                       108,750  121,768  116,600
                                -------- -------- --------
Net balance at December 31       334,961  314,749  296,969
  Plus: reinsurance recoverable  104,716  102,161   80,333
                                -------- -------- --------
Balance at December 31          $439,677 $416,910 $377,302
                                ======== ======== ========

  The liability for unpaid accident and health claims and claim adjustment expenses is included in future policy and contract benefits and pending policy and contract claims on the consolidated balance sheets.
  As a result of changes in estimates of claims incurred in prior years, the accident and health claims and claim adjustment expenses incurred increased (decreased) by $7,809, $4,821 and ($4,014) in 1997, 1996 and 1995,
respectively. These amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim adjustment expenses.

(8) EMPLOYEE BENEFIT PLANS

Pension Plans
The Company has noncontributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. Plan assets are comprised of mostly stocks and bonds, which are held in the general and separate accounts of the Company and administered under group annuity contracts issued by the Company. The Company's funding policy is to contribute annually the minimum amount required by applicable regulations. The Company also has an unfunded noncontributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans.
  Net periodic pension cost for the years ended December 31 included the following components:

                                                   1997      1996      1995
                                                  -------  --------  --------
                                                       (IN THOUSANDS)
Service cost-benefits earned during the period    $ 6,462  $  6,019  $  5,294
Interest accrued on projected benefit obligation    9,640     8,541     7,935
Actual return on plan assets                       (9,575)  (12,619)  (18,061)
Net amortization and deferral                         656     4,698    11,811
                                                  -------  --------  --------
  Net periodic pension cost                       $ 7,183  $  6,639  $  6,979
                                                  =======  ========  ========

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(8) EMPLOYEE BENEFIT PLANS (CONTINUED)

  The funded status for the Company's plans as of December 31 was calculated as follows:

                                           FUNDED PLANS      UNFUNDED PLANS
                                         ------------------  ----------------
                                           1997      1996     1997     1996
                                         --------  --------  -------  -------
                                                  (IN THOUSANDS)
Actuarial present value of benefit ob-
 ligations:
  Vested benefit obligation              $ 70,638  $ 61,328  $   --   $   --
  Non-vested benefit obligation            21,252    19,119    8,017    5,912
                                         --------  --------  -------  -------
    Accumulated benefit obligation       $ 91,890  $ 80,447  $ 8,017  $ 5,912
                                         ========  ========  =======  =======
Pension liability included in other li-
 abilities:
  Projected benefit obligation           $130,144  $117,836  $15,744  $12,576
  Plan assets at fair value               128,970   115,107      --       --
                                         --------  --------  -------  -------
  Plan assets less then projected bene-
   fit obligation                           1,174     2,729   15,744   12,576
  Unrecognized net gain (loss)              6,061     3,633   (4,229)  (2,332)
  Unrecognized prior service cost            (334)     (364)     --       --
  Unamortized transition asset (obliga-
   tion)                                    2,202     2,422   (7,682)  (8,451)
  Additional minimum liability                --        --     4,184    4,119
                                         --------  --------  -------  -------
    Net pension liability                $  9,103  $  8,420  $ 8,017  $ 5,912
                                         ========  ========  =======  =======

  A weighted average discount rate of 7.5% and a weighted average rate of increase in future compensation levels of 5.3% were used in determining the actuarial present value of the projected benefit obligation at December 31, 1997 and 1996. The assumed long-term rate of return on plan assets was either 8.5% or 7.5%, depending on the plan.

Profit Sharing Plans
The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the trustees of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 1997, 1996 and 1995 of $7,173,000, $6,092,000 and $6,595,000, respectively.
Participants may elect to receive a portion of their contributions in cash.

Postretirement Benefits Other than Pensions
The Company also has unfunded postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service after age 30. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

  Components of net periodic postretirement benefit cost for the years ended December 31 were as follows:

                                                   1997    1996    1995
                                                  ------  ------  ------
                                                     (IN THOUSANDS)
Service cost-benefits earned during the period    $1,008  $1,011  $1,276
Interest accrued on projected benefit obligation   1,826   2,041   2,452
Amortization of prior service cost                  (526)   (513)   (513)
Amortization of net gain                            (480)   (177)    --
                                                  ------  ------  ------
  Net periodic postretirement benefit cost        $1,828  $2,362  $3,215
                                                  ======  ======  ======

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(8) EMPLOYEE BENEFIT PLANS (CONTINUED)

  The accumulated postretirement benefit obligation and the accrued postretirement benefit liability for the years ended December 31 were as follows:

                                                         1997    1996
                                                        ------- -------
                                                        (IN THOUSANDS)
Accumulated postretirement benefit obligation
  Retirees                                              $ 9,333 $10,238
  Other fully eligible plan participants                  4,861   4,594
  Other active plan participants                          9,738   9,514
                                                        ------- -------
    Total accumulated postretirement benefit obligation  23,932  24,346
  Unrecognized prior service cost                         3,680   4,107
  Unrecognized net gain                                  11,290   9,880
                                                        ------- -------
    Accrued postretirement benefit liability            $38,902 $38,333
                                                        ======= =======

  The discount rate used in determining the accumulated postretirement benefit obligation for 1997 and 1996 was 7.5%. The 1997 net health care cost trend rate was 8.5%, graded to 5.5% over 6 years, and the 1996 rate was 9.0%, graded to 5.5% over 7 years.
  The assumptions presented herein are based on pertinent information available to management as of December 31, 1997 and 1996. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31,1997 by $4,323,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 1997 by $588,000.


(9) SALE OF SUBSIDIARY

On October 1, 1997, the Company sold Minnesota Fire and Casualty Company (MFC), a wholly owned subsidiary to Harleysville Group, Inc. The Company received net cash proceeds of approximately $33.5 million from the sale, and realized a gain of approximately $14.5 million. HomePlus Insurance Company (HomePlus), a previously wholly owned subsidiary of MFC, was excluded from the sale of assets. In accordance with the agreement, prior to September 30,1997, MFC made a distribution of private placement bonds to the Company with an amortized cost of approximately $4.3 million and transferred all issued and outstanding shares of HomePlus to the Company. The carrying value of the transferred shares was approximately $5.8 million. Under an administrative services agreement with MFC, the Company has retained MFC to provide financial and other services for HomePlus.

(10) REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.
  Reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(10) REINSURANCE (CONTINUED)

  The effect of reinsurance on premiums for the years ended December 31 was as follows:

                       1997      1996      1995
                     --------  --------  --------
                           (IN THOUSANDS)
Direct premiums      $595,686  $615,098  $600,841
Reinsurance assumed    78,097    64,489    64,792
Reinsurance ceded     (58,530)  (67,228)  (61,863)
                     --------  --------  --------
  Net premiums       $615,253  $612,359  $603,770
                     ========  ========  ========

  Reinsurance recoveries on ceded reinsurance contracts were $58,072,000, $72,330,000 and $58,338,000 during 1997, 1996 and 1995 respectively.

(11) FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 1997 and 1996. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.
  Please refer to Note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages and derivatives. The carrying amounts for policy loans, cash, short term investments, and finance receivables approximate the assets' fair values.
  The interest rates on the finance receivables outstanding as of December 31, 1997 and 1996, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 1997 and 1996, approximate the fair value for those respective dates.
  The fair values of deferred annuities, annuity certain contracts, and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 1997 and 1996 as those investments contracts have no defined maturity and are similar to a deposit liability. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments. The fair values of guaranteed investment contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.
  Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(11) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

  The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                    1997                  1996
                            --------------------- ---------------------
                             CARRYING     FAIR     CARRYING     FAIR
                              AMOUNT     VALUE      AMOUNT     VALUE
                            ---------- ---------- ---------- ----------
                                          (IN THOUSANDS)
Fixed maturity securities:
  Available-for-sale        $4,719,801 $4,719,801 $4,674,082 $4,674,082
  Held-to-maturity           1,088,312  1,158,227  1,125,638  1,179,112
Equity securities              686,638    686,638    549,797    549,797
Mortgage loans:
  Commercial                   506,860    527,994    432,198    445,976
  Residential                  154,477    158,334    176,610    180,736
Policy loans                   213,488    213,488    204,178    204,178
Short-term investments         112,352    112,352    126,372    126,372
Cash                            96,179     96,179     57,140     57,140
Finance receivables, net       211,794    211,794    259,192    259,192
Derivatives                      1,457      1,457      1,197      1,197
                            ---------- ---------- ---------- ----------
    Total financial assets  $7,791,358 $7,886,264 $7,606,404 $7,677,782
                            ========== ========== ========== ==========

  The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                         1997                  1996
                                 --------------------- ---------------------
                                  CARRYING     FAIR     CARRYING     FAIR
                                   AMOUNT     VALUE      AMOUNT     VALUE
                                 ---------- ---------- ---------- ----------
                                               (IN THOUSANDS)
Deferred annuities               $2,131,806 $2,112,301 $2,178,355 $2,152,636
Annuity certain contracts            55,431     57,017     52,636     53,962
Other fund deposits                 754,960    753,905    808,592    805,709
Guaranteed investment contracts       8,188      8,187     18,770     18,866
Supplementary contracts without
 life contingencies                  46,700     45,223     47,966     47,536
Notes payable                       298,000    302,000    319,000    325,974
                                 ---------- ---------- ---------- ----------
  Total financial liabilities    $3,295,085 $3,278,633 $3,425,319 $3,404,683
                                 ========== ========== ========== ==========

(12) NOTES PAYABLE

In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyowners' interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Department of Commerce of the State of Minnesota. The approved accrued interest was $3,008,000 as of December 31, 1997 and 1996. The issuance costs of $1,357,000 are deferred and amortized over 30 years on straight-line basis.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(12) NOTES PAYABLE (CONTINUED)

  Notes payable as of December 31 were as follows:

                                                            1997     1996
                                                          -------- --------
                                                           (IN THOUSANDS)
Corporate-surplus notes, 8.25%, 2025                      $125,000 $125,000
Consumer finance subsidiary-senior, 6.53%-8.77%, through
 2003                                                      173,000  194,000
                                                          -------- --------
  Total notes payable                                     $298,000 $319,000
                                                          ======== ========

  At December 31, 1997, the aggregate minimum annual notes payable maturities for the next five years were as follows: 1998, $31,000,000; 1999 $49,000,000;
2000 $33,000,000; 2001 $26,000,000; 2002 $22,000,000.
  Long-term borrowing agreements involving the consumer finance subsidiary include provisions with respect to borrowing limitations, payment of cash dividends on or purchases of common stock, and maintenance of liquid net worth of $41,354,000. The consumer finance subsidiary was in compliance with all such provisions at December 31, 1997.
  Interest paid on debt for the years ended December 31, 1997, 1996 and 1995, was $18,197,000, $21,849,000 and $6,504,000, respectively.

(13) COMMITMENTS AND CONTINGENCIES

The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on operations or the financial position of the Company.
  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.
  The Company has issued certain participating group annuity and group life insurance contracts jointly with another life insurance company. The joint contract issuer has liabilities related to these contracts of $279,978,000 as of December 31, 1997. To the extent the joint contract issuer is unable to meet its obligation under the agreement, the Company remains liable.
  The Company has long-term commitments to fund venture capital and real estate investments totaling $139,774,000 as of December 31, 1997. The Company estimates that $51,300,000 of these commitments will be invested in 1998, with the remaining $88,474,000 invested over the next four years.
  As of December 31, 1997, the Company had committed to purchase bonds and mortgage loans totaling $109,362,000 but had not completed the purchase transactions.
  At December 31, 1997, the Company had guaranteed the payment of $73,100,000 in policyowner dividends and discretionary amounts payable in 1998. The Company has pledged bonds, valued at $75,774,000 to secure this guarantee.
  The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. An asset is recorded for the amount of guaranty fund assessments paid which can be recovered through future premium tax credits.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(14) STATUTORY FINANCIAL DATA

The Company also prepares financial statements according to statutory accounting practices prescribed or permitted by the Department of Commerce for purposes of filing with the Department of Commerce, the National Association of Insurance Commissioners and states in which the Company is licensed to do business. Statutory accounting practices focus primarily on solvency and surplus adequacy. Therefore, fundamental differences exist between statutory and GAAP accounting, and their effects on income and policyowners' surplus are illustrated below:

                           POLICYOWNERS' SURPLUS           NET INCOME
                           ----------------------  ----------------------------
                              1997        1996       1997      1996      1995
                           ----------  ----------  --------  --------  --------
                                            (IN THOUSANDS)
Statutory basis            $  870,688  $  682,886  $167,078  $115,797  $ 88,706
Adjustments:
  Deferred policy acquisi-
   tion costs                 576,030     589,517    19,430    15,312    29,822
  Net unrealized invest-
   ment gains                 199,637     111,575       --        --        --
  Statutory asset valua-
   tion reserve               242,100     240,474       --        --        --
  Statutory interest main-
   tenance reserve             24,169      24,707      (538)   (8,192)   12,976
  Premiums and fees de-
   ferred or receivable       (74,025)    (75,716)    2,175     1,587       497
  Change in reserve basis     108,105      98,406     9,699    20,114    12,382
  Separate accounts           (51,172)    (40,755)   (6,272)   (6,304)     (854)
  Unearned policy and con-
   tract fees                (126,477)   (121,843)  (12,825)   (2,530)   (4,410)
  Surplus notes              (125,000)   (125,000)      --        --        --
  Net deferred taxes         (166,057)   (149,665)    7,832      (744)  (11,995)
  Nonadmitted assets           32,611      31,531       --        --        --
  Policyowner dividends        60,036      57,765     2,708       502     4,660
  Other                       (33,960)    (25,454)      609    (5,024)   (1,925)
                           ----------  ----------  --------  --------  --------
    As reported in the
     accompanying
     consolidated
     financial statements  $1,536,685  $1,298,428  $189,896  $130,518  $129,859
                           ==========  ==========  ========  ========  ========

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I

       SUMMARY OF INVESTMENTS--OTHER THAN INVESTMENTS IN RELATED PARTIES

                               DECEMBER 31, 1997

                                                                   AS SHOWN
                                                       MARKET   ON THE BALANCE
TYPE OF INVESTMENT                         COST(3)     VALUE       SHEET(1)
------------------                        ---------- ---------- --------------
                                                     (IN THOUSANDS)
Bonds:
  United States government and government
   agencies and authorities               $  239,613 $  258,240   $  258,240
  Foreign governments                          1,044      1,015        1,015
  Public utilities                           385,228    406,920      398,887
  Mortgage-backed securities               2,049,424  2,118,030    2,107,213
  All other corporate bonds                2,931,810  3,093,823    3,042,758
                                          ---------- ----------   ----------
    Total bonds                            5,607,119  5,878,028    5,808,113
                                          ---------- ----------   ----------
Equity securities:
  Common stocks:
    Public utilities                           7,732     10,090       10,090
    Banks, trusts and insurance companies     37,217     47,120       47,120
    Industrial, miscellaneous and all
     other                                   354,317    460,170      460,170
  Nonredeemable preferred stocks              22,406     24,275       24,275
                                          ---------- ----------   ----------
      Total equity securities                421,672    541,655      541,655
                                          ---------- ----------   ----------
Mortgage loans on real estate                661,337     xxxxxx      661,337
Real estate(2)                                39,964     xxxxxx       39,964
Policy loans                                 213,488     xxxxxx      213,488
Other long-term investments                  216,838     xxxxxx      216,838
Short-term investments                       112,352     xxxxxx      112,352
                                          ---------- ----------   ----------
      Total                                1,243,979        --    $1,243,979
                                          ---------- ----------   ----------
Total investments                         $7,272,770 $6,419,683   $7,593,747
                                          ========== ==========   ==========

-------
(1) Amortized cost for bonds classified as held-to-maturity and fair value for common stocks and bonds classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $-0-.
(3) Original cost for equity securities and original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for bonds and other investments.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                  SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
                                 (IN THOUSANDS)

                                   AS OF DECEMBER 31,
                   ----------------------------------------------------
                               FUTURE POLICY
                    DEFERRED      BENEFITS                OTHER POLICY
                     POLICY    LOSSES, CLAIMS              CLAIMS AND
                   ACQUISITION AND SETTLEMENT  UNEARNED     BENEFITS
SEGMENT               COSTS     EXPENSES(1)   PREMIUMS(2)   PAYABLE
-------            ----------- -------------- ----------- -------------
                                    (IN THOUSANDS)
1997:
 Life insurance     $434,012     $2,229,396    $166,704     $42,627
 Accident and
 health insurance     70,593        466,109      34,250      17,153
 Annuity              71,425      3,266,965         --        4,576
 Property and
 liability
 insurance               --             280       1,116         --
                    --------     ----------    --------     -------
                    $576,030     $5,962,750    $202,070     $64,356
                    ========     ==========    ========     =======
1996:
 Life insurance     $456,461     $2,123,148    $149,152     $51,772
 Accident and
 health insurance     62,407        437,118      33,770      18,774
 Annuity              70,649      3,360,614         --           31
 Property and
 liability
 insurance               --          27,855      24,189         --
                    --------     ----------    --------     -------
                    $589,517     $5,948,735    $207,111     $70,577
                    ========     ==========    ========     =======
1995:
 Life insurance     $430,829     $2,009,154    $151,864     $41,212
 Accident and
 health insurance     55,888        400,950      34,847      14,567
 Annuity              53,015      3,401,760         --           33
 Property and
 liability
 insurance               --          30,117      23,783         --
                    --------     ----------    --------     -------
                    $539,732     $5,841,981    $210,494     $55,812
                    ========     ==========    ========     =======

                                      FOR THE YEARS ENDED DECEMBER 31,
                   ----------------------------------------------------------------------
                                                        AMORTIZATION
                                           BENEFITS,    OF DEFERRED
                                 NET     CLAIMS, LOSSES    POLICY      OTHER
                    PREMIUM   INVESTMENT AND SETTLEMENT ACQUISITION  OPERATING  PREMIUMS
SEGMENT            REVENUE(3)   INCOME      EXPENSES       COSTS     EXPENSES  WRITTEN(4)
-------            ---------- ---------- -------------- ------------ --------- ----------
                                          (IN THOUSANDS)
1997:
 Life insurance     $576,468   $247,267     $476,747      $102,473   $345,938
 Accident and
 health insurance    205,869     40,343       87,424         9,451    101,960
 Annuity              64,637    261,768      242,738        16,252    129,263
 Property and
 liability
 insurance            40,316      4,395       33,773           --      13,146    43,376
                    --------   --------     --------      --------   --------   -------
                    $887,290   $553,773     $840,682      $128,176   $590,307   $43,376
                    ========   ========     ========      ========   ========   =======
1996:
 Life insurance     $568,874   $223,762     $478,228      $ 97,386   $290,525
 Accident and
 health insurance    160,097     34,202       96,743        14,017     87,222
 Annuity              79,245    267,473      243,387        14,575    111,366
 Property and
 liability
 insurance            50,109      5,550       36,933           --      19,033    50,515
                    --------   --------     --------      --------   --------   -------
                    $858,325   $530,987     $855,291      $125,978   $508,146   $50,515
                    ========   ========     ========      ========   ========   =======
1995:
 Life insurance     $540,353   $203,487     $454,299      $ 80,896   $266,090
 Accident and
 health insurance    153,505     33,358       93,482        11,448     83,345
 Annuity              74,899    272,499      260,854        12,596     86,716
 Property and
 liability
 insurance            49,216      5,703       33,563           --      18,090    51,133
                    --------   --------     --------      --------   --------   -------
                    $817,973   $515,047     $842,198      $104,940   $454,241   $51,133
                    ========   ========     ========      ========   ========   =======

-----
(1) Includes policy and contract account balances
(2) Includes unearned policy and contract fees
(3) Includes policy and contract fees
(4) Applies only to property and liability insurance

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                  SCHEDULE IV

                                  REINSURANCE

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                            PERCENTAGE
                                        CEDED TO     ASSUMED                OF AMOUNT
                                          OTHER    FROM OTHER      NET      ASSUMED TO
                          GROSS AMOUNT  COMPANIES   COMPANIES     AMOUNT       NET
                          ------------ ----------- ----------- ------------ ----------
                                                 (IN THOUSANDS)
1997:
 Life insurance in force  $118,345,796 $14,813,351 $29,341,332 $132,873,777    22.1%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    340,984 $    30,547 $    63,815 $    374,252    17.1%
   Accident and health
    insurance                  175,647      16,332       1,310      160,625     0.8%
   Annuity                      40,060          --          --       40,060      --
   Property and liability
    insurance                   38,995      11,651      12,972       40,316    32.2%
                          ------------ ----------- ----------- ------------
     Total premiums       $    595,686 $    58,530 $    78,097 $    615,253    12.7%
                          ============ =========== =========== ============
1996:
 Life insurance in force  $116,445,975 $15,164,764 $22,957,287 $124,238,498    18.5%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    347,056 $    45,988 $    63,044 $    364,112    17.3%
   Accident and health
    insurance                  174,219      15,511       1,389      160,097     0.9%
   Annuity                      38,041          --          --       38,041      --
   Property and liability
    insurance                   55,782       5,729          56       50,109     0.1%
                          ------------ ----------- ----------- ------------
     Total premiums       $    615,098 $    67,228 $    64,489 $    612,359    10.5%
                          ============ =========== =========== ============
1995:
 Life insurance in force  $106,228,277 $15,620,303 $24,289,241 $114,897,215    21.1%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    342,433 $    44,778 $    62,169 $    359,824    17.3%
   Accident and health
    insurance                  163,412      12,296       2,389      153,505     1.6%
   Annuity                      41,225          --          --       41,225      --
   Property and liability
    insurance                   53,771       4,789         234       49,216     0.5%
                          ------------ ----------- ----------- ------------
     Total premiums       $    600,841 $    61,863 $    64,792 $    603,770    10.7%
                          ============ =========== =========== ============

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